SEPARATION AND DISTRIBUTION AGREEMENT by and among INTERNATIONAL GAME TECHNOLOGY PLC, IGNITE ROTATE LLC, INTERNATIONAL GAME TECHNOLOGY and EVERI HOLDINGS INC. Dated as of February 28, 2024

TABLE OF CONTENTS ARTICLE I THE SEPARATION ....................................................................................................2  1.1  Restructuring; Transfer of Assets; Assumption of Liabilities .................................2  1.2  Contract Consents; Treatment of Shared Contracts .................................................4  1.3  Intercompany Liabilities ..........................................................................................6  1.4  Transfers of Assets or Assumptions of Liabilities Not Effected at or Prior to the Distribution Effective Time; Transfers or Assumptions Deemed Effective as of the Distribution Effective Time .......................................................6  1.5  Bank Accounts .........................................................................................................9  1.6  Permits ...................................................................................................................10  1.7  Separation Documents ...........................................................................................11  1.8  Transaction Documents .........................................................................................11  1.9  Further Assurances.................................................................................................11  1.10  Credit Support Instruments ....................................................................................12  1.11  Disclaimer of Representations and Warranties ......................................................15  1.12  Restrictive Covenants ............................................................................................17  1.13  Certain Resignations ..............................................................................................19  1.14  Removal of Tangible Retained Assets ...................................................................19  1.15  Separation Planning and Day-One Readiness ........................................................19  1.16  Cash Management. .................................................................................................20  1.17  Guarantee. ..............................................................................................................21  1.18  Additional Separation Covenants. .........................................................................21  1.19  Obligations for Certain Equity Awards.. ...............................................................22  ARTICLE II THE DISTRIBUTION .............................................................................................22  2.1  Distribution ............................................................................................................22  2.2  Conditions to the Distribution ................................................................................23  2.3  Cash Payment.........................................................................................................24  2.4  Merger Partner Cash Dividend ..............................................................................24  2.5  Adjustment for Merger Partner ..............................................................................25  2.6  Adjustment for Spinco ...........................................................................................29  2.7  Payments and Computations ..................................................................................34  ARTICLE III RELEASE AND INDEMNIFICATION ................................................................34  3.1  Release of Pre-Distribution Claims .......................................................................34  3.2  Indemnification by Remainco ................................................................................38  3.3  Indemnification by Spinco Group and Merger Partner Group ..............................39  3.4  Procedures for Indemnification ..............................................................................40  3.5  Cooperation ............................................................................................................42  3.6  Indemnification Payments .....................................................................................43  3.7  Additional Indemnification Provisions ..................................................................43  3.8  Additional Matters; Survival of Indemnities .........................................................44  3.9  Mitigation ...............................................................................................................45  3.10  Exclusive Remedies. ..............................................................................................45  3.11  Third Party Actions. ...............................................................................................45

ii ARTICLE IV PRESERVATION OF RECORDS; ACCESS TO INFORMATION; CONFIDENTIALITY; PRIVILEGE .................................................................................46  4.1  Preservation of Corporate Records ........................................................................46  4.2  Financial Statements and Accounting ....................................................................47  4.3  Provision of Corporate Records .............................................................................48  4.4  Witness Cooperation ..............................................................................................51  4.5  Reimbursement ......................................................................................................52  4.6  Confidentiality .......................................................................................................52  4.7  Counsel; Privileges; Legal Materials .....................................................................53  4.8  Ownership of Information......................................................................................56  4.9  Other Agreements ..................................................................................................56  4.10  Insurance Matters ...................................................................................................56  4.11  International Game Technology PLC Marks .........................................................58  ARTICLE V MISCELLANEOUS ................................................................................................59  5.1  Entire Agreement; Counterparts; Exchanges by Facsimile ...................................59  5.2  Transaction Documents; Precedence of Agreements ............................................59  5.3  Survival ..................................................................................................................60  5.4  Expenses ................................................................................................................60  5.5  Notices ...................................................................................................................60  5.6  Waiver ....................................................................................................................62  5.7  Assignment ............................................................................................................62  5.8  Termination ............................................................................................................62  5.9  Amendment ............................................................................................................62  5.10  Group Members .....................................................................................................62  5.11  Third-Party-Beneficiaries ......................................................................................63  5.12  Exhibits and Schedules ..........................................................................................63  5.13  Governing Laws .....................................................................................................63  5.14  Submission to Jurisdiction .....................................................................................63  5.15  Waiver of Jury Trial ...............................................................................................64  5.16  Specific Performance .............................................................................................64  5.17  Severability ............................................................................................................65  5.18  No Double Recovery ..............................................................................................65  5.19  Tax Treatment of Payments. ..................................................................................65  5.20  Payment Terms. .....................................................................................................65  5.21  Construction ...........................................................................................................66  5.22  Gaming Holdco. .....................................................................................................66  5.23  Disclosure. .............................................................................................................67    Exhibits Exhibit A — Certain Definitions Exhibit B — Employee Matters Agreement Exhibit C — Form of Ghostbusters Sublicensing Agreement Exhibit D — Form of Intellectual Property License Agreement

iii Exhibit E — Form of Intercompany Account Termination Agreement Exhibit F — Form of Jumanji Sublicensing Agreement Exhibit G — Real Estate Matters Agreement Exhibit H — Form of Remainco Note Exhibit I — Form of Rhode Island VLT JV Interest Management Contract Exhibit J — Form of Rhode Island VLT System Subcontract Exhibit K — Separation Plan Exhibit L — Form of Software License and Support Agreement in favor of Remainco Group Exhibit M — Form of Software License and Support Agreement in favor of Spinco Group Exhibit N — Tax Matters Agreement Exhibit O — Form of Transition Services Agreement Exhibit P — Form of Vanna White Sublicensing Agreement Exhibit Q — Form of Wheel of Fortune Sublicensing Agreement Exhibit R — Form of Whitney Houston Sublicensing Agreement

SEPARATION AND DISTRIBUTION AGREEMENT This SEPARATION AND DISTRIBUTION AGREEMENT (this “Agreement”) is entered into as of February 28, 2024, by and among: (a) INTERNATIONAL GAME TECHNOLOGY PLC, a public limited company incorporated under the laws of England and Wales (“Remainco”); (b) IGNITE ROTATE LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of Remainco (“Spinco”); (c) INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation and a direct wholly owned subsidiary of Remainco (“Gaming Holdco”); and (d) EVERI HOLDINGS INC., a Delaware corporation (“Merger Partner”) (each a “Party” and together, the “Parties”). Certain capitalized terms used in this Agreement are defined in Exhibit A. RECITALS WHEREAS, Remainco is engaged, directly and indirectly, in the Spinco Business; WHEREAS, the Board of Directors of Remainco (the “Remainco Board”) has determined that the consummation of the transactions contemplated by this Agreement, the Agreement and Plan of Merger, dated as of the date hereof (as it may be amended, modified or supplemented from time to time, the “Merger Agreement”), by and among Remainco, Spinco, Merger Partner and Ember Sub LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of Merger Partner (“Merger Sub”) and the other Transaction Documents is most likely to promote the success of Remainco for the benefit of its members as a whole; WHEREAS, Remainco shall, and shall cause the other members of the Remainco Group to, effect the Separation; WHEREAS, on the terms and subject to the conditions set forth in this Agreement and, in connection with the Separation, (a) Gaming Holdco will issue to Remainco the Remainco Note and (b) Remainco will effect the Spinco Contribution and, in exchange therefor, Spinco shall issue to Remainco additional Spinco Units; WHEREAS, on the terms and subject to the conditions set forth in this Agreement, following the completion of the Separation and the Spinco Contribution, Remainco shall own all of the issued and outstanding Spinco Units and shall effect the Distribution; WHEREAS, the Parties contemplate that, pursuant to the Merger Agreement, immediately following and substantially concurrently with the Distribution, (a) prior to the Merger Effective Time, Merger Partner shall purchase two (2) Spinco Units from Delta in exchange for the consideration set forth on Annex A of the Merger Agreement (the “Spinco Unit Transfer”) and (b) at the Merger Effective Time, Merger Sub shall be merged (the “Merger”) with and into Spinco, with Spinco surviving the Merger as a wholly owned direct Subsidiary of Merger Partner; WHEREAS, the Parties contemplate that, pursuant to the Merger Agreement, at the Merger Effective Time all outstanding Spinco Units shall be converted into the right to receive shares of Merger Partner Common Stock;

2 WHEREAS, the Parties contemplate that, pursuant to the Merger Agreement, immediately following and substantially concurrently with the Merger Effective Time, Merger Partner shall cause Spinco to merge (the “Second Step Merger”) with and into Gaming Holdco, with Gaming Holdco surviving the Second Step Merger as a wholly owned direct Subsidiary of Merger Partner; WHEREAS, the Parties contemplate that, immediately following the Second Step Merger and substantially concurrently therewith, Merger Partner will (a) contribute to Gaming Holdco cash in an amount equal to the Cash Payment and, immediately thereafter, (b) cause Gaming Holdco to pay to Remainco the Cash Payment in full satisfaction of all obligations owing by Gaming Holdco to Remainco pursuant to the Remainco Note; WHEREAS, on the terms and subject to the conditions set forth in this Agreement, the Merger Partner Board shall declare the Merger Partner Dividend; and WHEREAS, the Parties desire to set forth the principal arrangements among them regarding the foregoing transactions and to make certain covenants and agreements specified in this Agreement in connection therewith and to prescribe certain conditions relating thereto. NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Parties agree as follows: ARTICLE I THE SEPARATION 1.1 Restructuring; Transfer of Assets; Assumption of Liabilities. (a) Prior to the Distribution Effective Time, Remainco and Spinco shall complete the Separation, including by taking the actions referred to in Sections 1.1(b) and 1.1(c), in accordance with the Separation Plan and the terms of this Agreement. Without limiting the generality of Remainco’s other obligations in this Agreement, pursuant to the Separation Plan, Remainco shall cause Spinco, immediately following the Separation and prior to the Distribution Effective Time, to own (directly or through another wholly owned Subsidiary of Spinco), free and clear of any Encumbrances (other than Encumbrances (i) that are not material, (ii) under the New Debt, (iii) under applicable securities Laws or (iv) under any indebtedness for borrowed money or other Indebtedness of any member of the Remainco Group that may be outstanding as of the Distribution Effective Time but which indebtedness for borrowed money is terminated and released (at no cost to Spinco) as of the Merger Effective Time), all of the Equity Interests in the members of the Spinco Group listed on Schedule 1.1(a) and not, unless Merger Partner shall otherwise agree in writing (whose agreement shall not be unreasonably withheld, conditioned or delayed), to have any other Subsidiaries. Section 1.4 shall not be deemed to excuse Remainco’s performance of its obligations pursuant to the preceding sentence. (b) Prior to the Distribution Effective Time (it being understood that some Transfers may occur following the Distribution Effective Time in accordance with Section 1.2 or Section 1.4), in connection with the Separation, Remainco shall, and shall cause the applicable Asset Transferors to, as applicable, transfer, contribute, distribute, assign or convey or cause to be

3 transferred, contributed, distributed, assigned or conveyed (“Transfer”) to (i) the respective Remainco Asset Transferees, all of the applicable Asset Transferor’s right, title and interest in and to the Remainco Retained Assets (to the extent not then already owned or leased by a Remainco Asset Transferee, in which case such Remainco Retained Assets will continue to be owned or leased by such Remainco Asset Transferee) and (ii) the respective Spinco Asset Transferees, all of its and the applicable Asset Transferors’ right, title and interest in and to the Spinco Assets (to the extent not then already owned or leased by a Spinco Asset Transferee, in which case such Spinco Assets will continue to be owned or leased by such Spinco Asset Transferee); and Remainco and Spinco, as applicable, shall cause the Remainco Asset Transferees and the Spinco Asset Transferees, as applicable, to accept from Remainco and the applicable members of the Remainco Group, and Spinco and the applicable members of the Spinco Group, as applicable, all of Remainco’s and the other members of the Remainco Group’s and Spinco’s and the other members of the Spinco Group’s, as applicable, respective direct or indirect rights, title and interest in and to the applicable Assets allocated to each of them. (c) Except as otherwise specifically set forth in any of the Transaction Documents, from and after the Distribution Effective Time, (i) Remainco shall, or shall cause a member of the Remainco Group to, accept, assume (or to the extent already a Liability of the Remainco Group, retain) and perform, discharge and fulfill, in accordance with their respective terms (“Assume”), all of the Remainco Retained Liabilities and (ii) Spinco shall, or shall cause a member of the Spinco Group to, Assume all of the Spinco Liabilities (or to the extent already a Liability of the Spinco Group, retain), in each case, regardless of (A) when or where such Liabilities arose or arise, (B) whether the facts upon which they are based occurred prior to, at or subsequent to the Distribution Effective Time, (C) where or against whom such Liabilities are asserted or determined (provided that nothing contained in this Agreement shall preclude, restrict or otherwise inhibit any member of the Remainco Group or the Spinco Group, as applicable, from asserting any defenses available with respect to the Entity that incurred or holds such Liability against any Person other than against a Remainco Indemnified Party, in the case of a Spinco Liability, or against a Spinco Indemnified Party, in the case of a Remainco Retained Liability), (D) whether arising from or alleged to arise from negligence, gross negligence, recklessness, violation of Law, fraud or misrepresentation by any member of the Remainco Group or any member of the Spinco Group, as the case may be, or any of their past or present respective directors, officers, employees, agents, Subsidiaries or Affiliates (it being understood that this provision shall not limit any Party’s rights or remedies in the case of Fraud) and (E) which Entity is named in any Action associated with any Liability. (d) In connection with the Separation and in exchange for the Spinco Contribution, at or prior to the Distribution Effective Time, Spinco shall issue to Remainco additional Spinco Units such that the number of Spinco Units (together with such Spinco Units previously held by Remainco) shall be equal to the number of Remainco Ordinary Shares outstanding as of the Remainco Record Date, which Spinco Units as of the date of issuance shall represent all of the outstanding Spinco Units and there shall be no other Contracts to which any member of the Remainco Group or any member of the Spinco Group is a party or other rights or obligations of any member of the Remainco Group or any member of the Spinco Group to issue any additional Spinco Units other than the outstanding Spinco Units.

4 (e) It is understood and agreed that certain of the Remainco Retained Assets, Remainco Retained Liabilities, Spinco Assets and Spinco Liabilities, as applicable, may already be retained by members of the Remainco Group or members of the Spinco Group, as applicable, as of the Distribution Effective Time and, as a result, in such cases, (i) no additional Transfers or Assumptions, as applicable, by any member of the Remainco Group or the Spinco Group, as applicable, shall be deemed to have occurred with respect thereto pursuant to this Agreement and (ii) such Assets and Liabilities shall be included in the category of Remainco Retained Assets, Remainco Retained Liabilities, Spinco Assets or Spinco Liabilities, as applicable. Each Party agrees that, as of the Distribution Effective Time, Spinco and Remainco, as applicable, shall be deemed to have acquired complete and sole beneficial ownership over all of their respective Assets, together with all rights, powers and privileges incident thereto (subject to Section 1.2 and Section 1.5(a)), and shall be deemed to have Assumed (or retained Liability for), as applicable in accordance with the terms of this Agreement, all of the Liabilities and all duties, obligations and responsibilities incident thereto, which such Party is entitled to acquire or required to assume pursuant to the terms of this Agreement. 1.2 Contract Consents; Treatment of Shared Contracts. (a) Without limiting the generality of the obligations set forth in Sections 1.1(a) and 1.1(b), prior to the Distribution Effective Time, Remainco, Spinco and Merger Partner shall use reasonable best efforts to obtain any other consents and approvals that may be required from Third Parties under Contracts (including Shared Contracts), including from Governmental Authorities, in connection with effecting the Separation, the Spinco Contribution, the Distribution and the Merger (“Required Third Party Consents”). Notwithstanding anything to the contrary contained in this Agreement, the provisions of the Merger Agreement shall control with respect to the Parties’ rights and obligations relating to obtaining Governmental Approvals required to consummate the Contemplated Transactions. Notwithstanding anything to the contrary contained in this Agreement, but subject to the immediately foregoing sentence and except as contemplated by Section 1.10, no member of the Remainco Group, no member of the Spinco Group and no Member of the Merger Partner Group shall be required to compensate any Third Party, commence or participate in any Action or offer or grant any accommodation (financial or otherwise or to remain secondarily liable or contingently liable for any Spinco Liability, in the case of any member of the Remainco Group, or any Remainco Retained Liability, in the case of any member of the Spinco Group) to any Third Party to obtain any such Required Third Party Consents or otherwise in connection with any actions or obligations under this Section 1.2 or the Transaction Documents (including in respect of Shared Contracts). If Remainco and Merger Partner mutually agree to pay a monetary consent fee to a Third Party to obtain a Required Third Party Consent from such Third Party, then Merger Partner and Remainco shall each pay fifty percent (50%) of such consent fee. Notwithstanding anything to the contrary contained in any of the Transaction Documents, no representation, warranty, covenant or agreement of any member of the Remainco Group, any member of the Spinco Group or any member of the Merger Partner Group contained in any of the Transaction Documents shall be deemed breached and no condition contained in the Merger Agreement shall be deemed not satisfied, based solely on the failure to obtain a Required Third Party Consent; provided that the foregoing shall not be deemed a waiver of any efforts required by the Parties under any of the Transaction Documents to obtain any Required Third Party Consent.

5 (b) Each Shared Contract shall be assigned in part to the applicable member(s) of the applicable Group, if so assignable, or appropriately amended prior to, at or after the Distribution Effective Time, so that a member of the Remainco Group or a member of the Spinco Group, as of the Distribution Effective Time, shall be entitled to the rights and benefits, and shall Assume the related portion of any Liabilities, inuring to the Remainco Retained Business and Spinco Business, as applicable; provided that: (i) in no event shall any member of the Remainco Group or any member of the Spinco Group be required to assign (or amend) any Shared Contract in its entirety or to assign a portion of any Shared Contract which is not assignable (or cannot be amended without Consent of the counterparty to effect an assignment or other transfer) by its terms (including any terms imposing Consent requirements or conditions on an assignment or amendment where such Consents or conditions have not been obtained or fulfilled, subject to Section 1.4); and (ii) if any Shared Contract cannot be so partially assigned by its terms or otherwise, cannot be amended or has not for any other reason been assigned or amended, or if such assignment or amendment would impair the benefit the parties thereto derive from such Shared Contract, to the extent not prohibited by applicable Law, (A) at the reasonable request of the member of the Remainco Group or the member of the Spinco Group to which the benefit of such Shared Contract inures in part, Remainco or Spinco, as applicable, for which such Shared Contract is, as applicable, a Remainco Retained Asset or Spinco Asset shall, and shall cause each of the members of its Group to, for a period ending on the date which is five (5) years following the Distribution Date, take such other reasonable and permissible actions to cause such member of the Spinco Group or the Remainco Group, as the case may be, to receive the benefit of that portion of each Shared Contract that relates to the Spinco Business or the Remainco Retained Business, as the case may be (in each case, to the extent so related) as if such Shared Contract had been assigned (or amended to allow such assignment) to a member of the applicable Group pursuant to this Section 1.2 and to bear the burden of the corresponding Liabilities (including any Liabilities that may arise by reason of such arrangement) as if such Liabilities had been Assumed by a member of the applicable Group pursuant to this Section 1.2; and (B) the Party to which the benefit of such Shared Contract inures in part shall use reasonable best efforts to enter into a separate Contract pursuant to which it procures such rights and obligations as are necessary such that it no longer needs to avail itself of the arrangements provided pursuant to this Section 1.2(b). (c) Remainco and Spinco shall, and shall cause the other members of its Group to, (i) treat for applicable Tax purposes the portion of each Shared Contract inuring to the Remainco Retained Business and the Spinco Business, respectively, as Assets owned by, or Liabilities of, as applicable, such Party as of the Distribution Effective Time and (ii) neither report nor take any position on a Tax Return inconsistent with such treatment (unless, in each case, required by applicable Law at a “more likely than not” level of confidence). Any Party taking such an inconsistent position shall use commercially reasonable efforts to provide prompt notice to the other Party after taking such an inconsistent position on a Tax Return.

6 1.3 Intercompany Liabilities. Except for the intercompany accounts and Contracts identified in Schedule 1.3 and except for any Transaction Documents (including the Remainco Note), Remainco shall, and shall cause the other members of the Remainco Group to, take such actions, including making such payments as may be necessary, so that prior to the Distribution Effective Time, the members of the Spinco Group, on the one hand, and the members of the Remainco Group, on the other hand, shall settle, discharge, offset, pay or repay, and otherwise terminate in full, all intercompany Liabilities, accounts and Contracts, in each case with no further Liability. Except for any services provided pursuant to the Transition Services Agreement and any other applicable Transaction Documents, as of and following the Distribution Effective Time, (a) the members of the Remainco Group shall have no further obligation to provide any ancillary or corporate shared services to the members of the Spinco Group and (b) the members of the Spinco Group shall have no further obligation to provide any ancillary or corporate shared services to the members of the Remainco Group. 1.4 Transfers of Assets or Assumptions of Liabilities Not Effected at or Prior to the Distribution Effective Time; Transfers or Assumptions Deemed Effective as of the Distribution Effective Time. (a) To the extent that any Transfer or Assumption contemplated by this Article I shall not have been consummated at or prior to the Distribution Effective Time (other than because such Asset is a Non-Transferable Asset or such Liability is a Non-Transferable liability), the Parties shall, subject to the terms and conditions of this Agreement (including the limitations regarding to obligation to make any concessions to obtain any Required Third Party Consents or any Permits and the obligations in Section 1.10) and the other Transaction Documents, use reasonable best efforts to effect such Transfers and Assumptions as promptly as reasonable practicable following the Distribution Effective Time. Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall not require, and no Separation Document shall constitute, an agreement to Transfer or Assume any Spinco Asset, any Remainco Retained Asset, any Spinco Liability or any Remainco Retained Liability, as applicable, or any claim or right or benefit arising thereunder or resulting therefrom if an attempted Transfer or Assumption thereof (without the consent, approval or waiver of a Third Party) would violate, constitute a default under or breach of any Contract or violate any applicable Law (each such Spinco Asset, Remainco Retained Asset or claim or right or benefit arising thereunder or resulting therefrom, a “Non- Transferable Asset” and each such Spinco Liability, Remainco Retained Liability or claim or right or benefit arising thereunder or resulting therefrom, a “Non-Transferable Liability”), without first obtaining all such necessary approvals, consents and waivers of such Third Parties, and this Agreement and the applicable Separation Document shall not be deemed to constitute a Transfer or Assumption thereof and the applicable provisions of this Section 1.4 shall apply in regard to all such Non-Transferable Assets and all such Non-Transferable Liabilities. (b) Notwithstanding anything to the contrary contained in this Agreement or any Separation Document, to the extent permitted by applicable Laws and Contracts, if any applicable approval, consent or waiver to the Transfer or the Assumption of any Non-Transferable Asset or any Non-Transferable Liability that would otherwise be considered a Spinco Asset or a Spinco Liability, as applicable, cannot be obtained prior to the Distribution Effective Time, Remainco shall, at Spinco’s cost and expense, cause the applicable member of the Remainco Group to hold such Non-Transferable Asset or such Non-Transferable Liability, as of and from

7 the Distribution Effective Time, in trust for Spinco or the designated member of the Spinco Group and the covenants and Liabilities thereunder shall be performed by Spinco or the designated member of the Spinco Group (and Spinco shall cause the other members of the Spinco Group to do so) in the applicable member of the Remainco Group’s name and all benefits and Liabilities existing thereunder shall be for Spinco or the designated member of the Spinco Group. The applicable member of the Remainco Group holding such Non-Transferable Asset or such Non- Transferable Liability in trust for Spinco or the designated member of the Spinco Group shall treat, insofar as reasonably possible and to the extent permitted by applicable Law, such Assets and Liabilities in the ordinary course of business in accordance with past practice and take such other actions as may be reasonably requested by Spinco or the designated member of the Spinco Group to which such Assets are to be Transferred or by which such Liabilities are to be Assumed to place Spinco or such designated member of the Spinco Group, insofar as reasonably possible and to the extent permitted by applicable Law, in the same position as if such Asset had been Transferred or Liabilities Assumed as contemplated by this Agreement. To the extent permitted by applicable Laws and Contracts, Remainco shall take (or cause the applicable member of the Remainco Group to take), at Spinco’s cost and expense, such commercially reasonable actions in its name or otherwise as Spinco may reasonably request so as to provide the applicable member of the Spinco Group with the benefits of such Non-Transferable Assets and the burdens of such Non- Transferable Liabilities, to effect the collection of money or other consideration that becomes due and payable under such Non-Transferable Assets and such Non-Transferable Liabilities and to enforce for the benefit of the Spinco Group, and at the expense of the Spinco Group, any and all rights against a Third Party arising under such Non-Transferable Asset and such Non-Transferable Liability (“Third-Party Rights”), and Remainco shall (or shall cause the applicable member of the Remainco Group to) promptly pay, or cause to be paid, to Spinco or the designated member of the Spinco Group all money or other consideration received by the applicable member of the Remainco Group with respect to all such Non-Transferable Assets and such Non-Transferable Liabilities net of any withholding or deduction required under applicable Laws with respect to such payment; provided that Remainco shall use commercially reasonable efforts to provide written notice to the applicable payee prior to making any such withholding or deduction and reasonably cooperate with the applicable payee to reduce or eliminate any such withholding or deduction. For applicable Tax purposes, Remainco shall treat any Non-Transferable Asset described in this Section 1.4(b) as owned by the applicable member of the Spinco Group unless otherwise required by applicable Law (at a “more likely than not” level of confidence). Remainco shall use commercially reasonable efforts to provide prompt notice to Spinco after taking a position on a Tax Return inconsistent with such treatment. (c) Notwithstanding anything to the contrary contained in this Agreement or any Separation Document, to the extent permitted by applicable Laws and Contracts, in the event that any applicable approval, consent or waiver to the Transfer or the Assumption of any Non- Transferable Asset or any Non-Transferable Liability that would otherwise be considered a Remainco Retained Asset or a Remainco Retained Liability, as applicable, cannot be obtained prior to the Distribution Effective Time, Spinco shall, at Remainco’s cost and expense, cause the applicable member of the Spinco Group to hold such Non-Transferable Asset or such Non- Transferable Liability, as of and from the Distribution Effective Time, in trust for Remainco or the designated member of the Remainco Group and the covenants and Liabilities thereunder shall be performed by Remainco or the designated member of the Remainco Group (and Remainco shall cause the other members of the Remainco Group to do so) in the applicable member of the Spinco

8 Group’s name and all benefits and Liabilities existing thereunder shall be for Remainco or the designated member of the Remainco Group. The applicable member of the Spinco Group holding such Non-Transferable Asset or such Non-Transferable Liability in trust for Remainco or the designated member of the Remainco Group shall treat, insofar as reasonably possible and to the extent permitted by applicable Law, such Assets and Liabilities in the ordinary course of business in accordance with past practice and take such other actions as may be reasonably requested by the Remainco or the designated member of the Remainco Group to which such Assets are to be Transferred or by which such Liabilities are to be Assumed to place Remainco or such designated member of the Remainco Group, insofar as reasonably possible and to the extent permitted by applicable Law, in the same position as if such Asset and Liability had been Transferred or Assumed as contemplated by this Agreement. To the extent permitted by applicable Laws and Contracts, Spinco shall take (or cause the applicable member of the Spinco Group to take), at Remainco’s cost and expense, such commercially reasonable actions in its name or otherwise as Remainco may reasonably request so as to provide Remainco or the designated member of the Remainco Group with the benefits of such Non-Transferable Assets and the burdens of such Non- Transferable Liabilities, to effect the collection of money or other consideration that becomes due and payable under such Non-Transferable Assets and such Non-Transferable Liabilities and to enforce for the benefit of Remainco or the designated member of the Remainco Group, and at the expense of Remainco, any and all Third Party Rights, and Spinco shall (or shall cause the applicable member of the Spinco Group to) promptly pay, or cause to be paid, to Remainco or the designated member of the Remainco Group all money or other consideration received by the applicable member of the Spinco Group with respect to all such Non-Transferable Assets and such Non-Transferable Liabilities net of any withholding or deduction required under applicable Laws with respect to such payment; provided that Spinco shall use commercially reasonable efforts to provide advance written notice to the applicable payee prior to making any such withholding or deduction and reasonably cooperate with the applicable payee to reduce or eliminate any such withholding or deduction. For applicable Tax purposes, Spinco shall treat any Non-Transferable Asset described in this Section 1.4(c) as owned by Remainco unless otherwise required by applicable Law (at a “more likely than not” level of confidence). Spinco shall use commercially reasonable efforts to provide prompt written notice to Remainco after taking a position on a Tax Return inconsistent with such treatment. (d) If, after the Distribution Effective Time and subject to Section 1.4, if Spinco or Remainco becomes aware that any of the Spinco Assets have not been Transferred to a member of the Spinco Group or that any of the Remainco Retained Assets have not been retained by or Transferred to a member of the Remainco Group (other than to a member of the Spinco Group), it will promptly notify the other Party and the Parties will cooperate in good faith to as promptly as reasonably practicable Transfer by assignment or by license or as the Parties shall otherwise mutually agree, the relevant Asset to the appropriate member of the applicable Group at the expense of the Party who would have been responsible for the related expenses if such Asset had been Transferred at the Distribution Effective Time. (e) For the period of five (5) years following the Distribution Date, Remainco and Spinco shall reasonably assist the other in obtaining the necessary approvals, consents and waivers to effect the Transfer or Assumption of any Non-Transferable Asset and any Non- Transferable Liability to a member of the Spinco Group, on the one hand, or Remainco or the designated member of its Group, on the other hand; provided that, except as contemplated by

9 Section 1.10, no member of the Remainco Group and no member of the Spinco Group shall be required to compensate any Third Party, commence or participate in any litigation, or offer or grant any accommodation (financial or otherwise) to any Third Party to obtain any such consent, approval or waiver. If and when such necessary approvals, consents and waivers are obtained after the Distribution Effective Time to effect the Transfer or Assumption of any Spinco Asset, any Remainco Retained Asset, any Spinco Liability or any Remainco Retained Liability that had constituted a Non-Transferable Asset or a Non-Transferable Liability, as applicable, such Transfer or Assumption shall be reasonably promptly effected in accordance with the terms of this Agreement, for no additional consideration, after which such Spinco Asset, such Remainco Retained Asset, such Spinco Liability or such Remainco Retained Liability, as the case may be, shall no longer be subject to this Section 1.4 as a Non-Transferable Asset or a Non-Transferable Liability, as applicable. Spinco shall bear all out of pocket costs and expenses incurred by the Parties in connection with their efforts to transfer to a member of the Spinco Group any Spinco Assets that are Non-Transferrable Assets and any Spinco Liabilities that are Non-Transferrable Liabilities in accordance with this Section 1.4; provided that Spinco shall not be responsible for any consent, settlement or similar fees or amounts that any member of the Remainco Group pays to any Third Party to obtain a consent for such Transfer or Assumption. Remainco shall bear all out of pocket costs and expenses incurred by the Parties in connection with their efforts to transfer to a member of the Remainco Group any Remainco Retained Assets that are Non-Transferrable Assets and any Remainco Retained Liabilities that are Non-Transferrable Liabilities in accordance with this Section 1.4; provided that Remainco shall not be responsible for any consent, settlement or similar fees or amounts that any member of the Spinco Group pays to any Third Party to obtain a consent for such Transfer or Assumption. If Remainco and Merger Partner mutually agree to pay a monetary consent fee to a Third Party to obtain a Required Third Party Consent from such Third Party, then Merger Partner and Remainco shall each pay fifty percent (50%) of such consent fee. If, on or before the last day of the five (5) year period following the Distribution Date, Merger Partner or Remainco provides notice to Remainco or Merger Partner, as applicable, of any such Asset or Liability that is unable to be Transferred to or Assumed by any member of the Spinco Group or any member of the Remainco Group, as applicable, as of the end of such period (and no member of the Merger Partner Group or no member of the Remainco Group, as applicable, has materially breached any of its obligations set forth in Section 1.4 with respect to such Asset or Liability), the Parties’ obligations under this Section 1.4(e), solely with respect to such identified Asset or Liability, shall continue (i) with respect to each such Asset or Liability other than a Contract, until that Asset is no longer usable or such Liability is no longer outstanding, and (ii) with respect to each such Asset or Liability that is a Contract, until that Contract expires or terminates in accordance with its terms (as in effect at the Distribution Effective Time). 1.5 Bank Accounts. (a) Remainco and Spinco shall use reasonable best efforts to take, or cause the other members of their respective Groups to take, prior to the Distribution Effective Time (or as soon as possible thereafter), all actions necessary to amend all Contracts governing each bank and brokerage account (including lock boxes) owned by any member of the Spinco Group (collectively, the “Spinco Accounts”), so that such Spinco Accounts, if currently linked (whether by automatic withdrawal, automatic deposit or any other authorization to transfer funds from or to) to any bank or brokerage account (or lock box) owned by Remainco or any other member of

10 the Remainco Group (collectively, the “Remainco Accounts”) are de-linked from such Remainco Accounts. (b) Remainco and Spinco shall use reasonable best efforts to amend, or cause the other members of their respective Groups to, prior to the Distribution Effective Time (or as soon as possible thereafter), amend all Contracts governing each Remainco Account related to the Spinco Business set forth on Schedule 1.5(b) such that such Contracts (and the related Asset) shall be Transferred to any member of the Spinco Group. (c) Remainco and Spinco shall use reasonable best efforts to amend, or cause the other members of their respective Groups to, prior to the Distribution Effective Time (or as soon as possible thereafter), amend all Contracts governing each Spinco Account related to the Remainco Retained Business set forth on Schedule 1.5(c) such that such Contracts (and the related Asset) shall be Transferred to Remainco or any other member of the Remainco Group. (d) Remainco and Spinco shall use reasonable best efforts to amend, or cause the other members of their respective Groups to, prior to the Distribution Effective Time (or as soon as possible thereafter), amend all Contracts governing the Remainco Accounts so that such Remainco Accounts, if currently linked to any Spinco Account, are de-linked from such Spinco Accounts. (e) With respect to any outstanding checks issued by Remainco, Spinco or any of the respective members of its Group prior to the Distribution Effective Time, such outstanding checks shall be honored from and after the Distribution Effective Time by the Person or Group owning the account on which the check is drawn, without limiting the ultimate allocation of Liability for such amounts under any of the Transaction Documents. 1.6 Permits. Remainco shall cooperate with Spinco and Remainco shall use reasonable best efforts to finalize or effectuate the Transfer of any Permits to a member of the Spinco Group that is designated as a Spinco Asset and that is not already Transferred to a member of the Spinco Group as of the Distribution Date. Spinco shall cooperate with Remainco and shall use reasonable best efforts to finalize or effectuate the Transfer of any Permits to a member of the Remainco Group that is designated as an Remainco Retained Asset and that is not already Transferred to a member of the Remainco Group as of the Distribution Date. If any Permit cannot be Transferred, then until such Permit terminates in accordance with its terms, the Parties shall use their reasonable best efforts to develop and implement arrangements to give to a member of the Spinco Group or a member of the Remainco Group, as applicable, the ability to continue to operate the Spinco Business or the Remainco Retained Business, as applicable, as presently conducted under the terms of any such Permit. Except as otherwise set forth in the Merger Agreement (the provisions of which shall control with respect to the Parties’ agreements regarding and the obtainment of Governmental Approvals and Consents required to consummate the Contemplated Transactions), Remainco and Spinco shall cooperate and use their respective reasonable best efforts to seek and obtain, in accordance with applicable Law, any necessary Governmental Approvals and Consents for the Transfer of all Permits contemplated to be Transferred pursuant to this Article I to the extent permitted by applicable Law. No member of the Remainco Group and no member of the Spinco Group shall be required to compensate any Third Party, commence or participate in any litigation, or offer or grant any accommodation (financial or otherwise) to any

11 Third Party to obtain any Consent necessary to Transfer any Permit. If Remainco and Merger Partner mutually agree to pay a consent fee to obtain a Permit, then Remainco and Merger Partner shall each pay fifty percent (50%) of such consent fee. The Parties acknowledge that this Section 1.6 does not apply to Permits that are Spinco Assets and are already held by a member of the Spinco Group as of the date hereof. Notwithstanding anything to the contrary contained in this Section 1.6, the provisions of the Merger Agreement shall control with respect to the Parties’ rights and obligations relating to obtaining Governmental Approvals required to consummate the Contemplated Transactions. 1.7 Separation Documents. In connection with, and in furtherance of, the Transfers and the Assumptions contemplated by this Agreement, the Parties shall execute or cause to be executed, on or after the date hereof by the appropriate entities, any Separation Documents reasonably necessary to evidence the valid Transfer to the applicable Party or member of such Party’s Group of all right, title and interest in and to its Transferred Assets and the valid and effective Assumption by the applicable Party of Liabilities it has Assumed, for Transfers and Assumptions to be effected pursuant to applicable Laws, including the Transfer of owned real property by deeds as may be appropriate and in form and substance as required by the jurisdiction in which the owned real property is located. The Separation Documents shall not contain (a) any indemnities that conflict with this Agreement or (b) any representations or warranties, except to the extent required to comply with applicable Laws, and, to the extent that any provision of a Separation Document does conflict with any provision of this Agreement, this Agreement shall govern and control; provided that no such Separation Document shall by its express terms (i) provide that a member of the Spinco Group is Assuming from a member of the Remainco Group Liabilities that are not Spinco Liabilities or (ii) provide that a member of the Remainco Group is Assuming from a member of the Spinco Group Liabilities that are not Remainco Retained Liabilities. If reasonably practicable, Remainco shall (A) deliver to Merger Partner drafts of any Separation Documents to effect the Transfer of any Spinco Assets from a Post-Closing Remainco Group Member to a member of the Spinco Group or the Assumption by a member of the Spinco Group of any Spinco Liabilities from a Post-Closing Remainco Group Member, (B) provide Merger Partner a reasonable opportunity to review such drafts and (C) consider in good faith any comments made by Merger Partner and its Representatives on such drafts. Transfers of capital stock shall be effected by means of executed stock powers and notation on the record books of the Entities involved, or by such other means as may be required in any non-U.S. jurisdiction to Transfer title to equity and, only to the extent required by applicable Law, by notation on public registries. 1.8 Transaction Documents. Concurrently with the execution and delivery of this Agreement, the Parties have executed and delivered the Merger Agreement, Employee Matters Agreement, the Real Estate Matters Agreement and the Tax Matters Agreement. At or prior to the Closing, Remainco, Spinco and Merger Partner shall execute and deliver the other Transaction Documents (in each case to the extent to which it is a party), to be effective at the Merger Effective Time (unless otherwise provided in such Transaction Documents). 1.9 Further Assurances. (a) In addition to and without limiting the actions specifically provided for elsewhere in this Agreement, including Section 1.4, and subject to the limitations expressly set

12 forth in this Agreement and the Merger Agreement, the Parties shall cooperate with each other in good faith and (i) use, and shall cause the members of its Group to use, reasonable best efforts at and after the Distribution Effective Time, to take the actions contemplated by Article I and (ii) take actions required by the other Transaction Documents (subject to the applicable efforts standard) to consummate the Contemplated Transactions. (b) Without limiting the foregoing, at and after the Distribution Effective Time and subject to the limitations expressly set forth in this Agreement and the Merger Agreement, including Section 1.4, each Party shall cooperate with the other Parties, and without any further consideration, but at the expense of the requesting Party (except as provided in Section 1.4), from and after the Distribution Effective Time, to execute and deliver, or use reasonable best efforts to cause to be executed and delivered, all instruments and to take all such other actions as such Party may reasonably be requested to take by any other Party from time to time, consistent with the terms of the Transaction Documents, to effectuate the provisions and purposes of the Transaction Documents and the Transfers of the applicable Assets and the assignment and Assumption of the applicable Liabilities and the Contemplated Transactions. (c) Without limiting the foregoing, in the event that after the Distribution Effective Time any Party (or member of such Party’s Group) receives or discovers that it possesses any Assets (including the receipt of payments made pursuant to Contracts and proceeds from accounts receivable with respect to such Asset) to which another Party is entitled pursuant to this Agreement, such Party shall notify in writing the other Party and, upon written request, promptly Transfer, or cause to be Transferred, such Asset to such other Party so entitled thereto (or member of such other Party’s Group as designated by such other Party) at such other Party’s expense. Prior to any such Transfer, such Asset shall be held in accordance with the provisions of Section 1.4. (d) After the Distribution Effective Time, each Party (or any member of its Group) may receive mail, packages, electronic mail and any other written communications properly belonging to another Party (or any member of its Group). Accordingly, at all times after the Distribution Effective Time, each Party is authorized to receive and, if reasonably necessary to identify the proper recipient in accordance with this Section 1.9(d), open all mail, packages, electronic mail and any other written communications received by such Party that belongs to such other Party, and to the extent that they do not relate to the business of the receiving Party, the receiving Party shall promptly deliver such mail, packages, electronic mail or any other written communications (or, in case the same also relates to the business of the receiving Party or another Party, copies thereof) to such other Party as provided for in Section 5.5. The provisions of this Section 1.9(d) are not intended to, and shall not be deemed to, constitute an authorization by any Party to permit any other Party to accept service of process on its behalf and no Party is or shall be deemed to be the agent of any other Party for service of process purposes. 1.10 Credit Support Instruments. (a) Merger Partner and Spinco shall each use reasonable best efforts to procure satisfaction of an Existing Spinco Credit Support Instrument Release Condition with respect to each Existing Spinco Credit Support Instrument at the Distribution Effective Time and Remainco shall use reasonable best efforts to cooperate with Spinco to facilitate the same. Prior to the Closing, Remainco shall, periodically and as reasonably requested by Merger Partner, provide

13 Merger Partner with an updated list of Existing Spinco Credit Support Instruments in the same format as the table in Schedule 1.1(c). (b) If an Existing Spinco Credit Support Instrument Release Condition with respect to an Existing Spinco Credit Support Instrument has not been satisfied at the Distribution Effective Time, then, from and after the Distribution Effective Time, Merger Partner and Spinco shall: (i) continue to use reasonable best efforts to satisfy an Existing Spinco Credit Support Instrument Release Condition with respect to such Existing Spinco Credit Support Instrument as soon as possible (but in no event later than the Existing Credit Support Instrument Release Deadline) and Remainco shall continue to use reasonable best efforts to cooperate with Spinco to facilitate the same; (ii) use reasonable best efforts to cause the applicable member of the Spinco Group to continue to (A) perform the Contracts or Liabilities which are guaranteed or supported by such Existing Spinco Credit Support Instrument and (B) not to renew or extend the term of, increase any Liabilities under or transfer to a Third Party any of the Contracts or other Liabilities which are guaranteed or supported by such Existing Spinco Credit Support Instrument, in each case, until the satisfaction of an Existing Spinco Credit Support Instrument Release Condition with respect to such Existing Spinco Credit Support Instrument; (iii) in accordance with and subject to the provisions of Article III, indemnify and hold harmless each Remainco Indemnified Party against any and all Losses in relation to or arising from any claim against such Remainco Indemnified Party to the extent related to or arising under such Existing Spinco Credit Support Instrument; and (iv) if a member of the Remainco Group is obligated to deposit cash or provide collateral in connection with such Existing Spinco Credit Support Instrument, then, not later than the later of (A) three (3) Business Days after Remainco has notified Merger Partner of such obligation and (B) one (1) day before the date such member of the Remainco Group must deposit, or cause to be deposited, the required cash in a dedicated blocked account, or provide, or cause to be provided, the required collateral. (c) With respect to the Existing Spinco Credit Support Instruments of the types set forth in the table in Schedule 1.1(c) for which Merger Partner or Spinco has not satisfied an Existing Spinco Credit Support Instrument Release Condition as of the Existing Credit Support Instrument Release Deadline (the “Outstanding Existing Spinco Credit Support Instruments”) (and only to the extent a member of the Spinco Group or the Merger Partner Group has not already deposited cash or provided collateral pursuant to clause (b)(iv) and without duplication of any such amounts), a member of the Merger Partner Group shall (at its option) either (i) deposit cash in the aggregate amount of such Existing Spinco Credit Support Instruments in a blocked account in the name of a member of the Remainco Group designated by Remainco (the “Spinco Credit Support Account”) or (ii) provide a Credit Support Instrument in favor of a member of the Remainco

14 Group designated by Remainco reasonably acceptable to Remainco (the “Spinco Backstop Credit Support Instrument”). If a member of the Remainco Group is obligated to deposit cash or provide collateral in connection with an Outstanding Existing Spinco Credit Support Instrument, then the relevant member of the Remainco Group shall have the right to draw on the funds in the Spinco Credit Support Account or draw or make demand on the Spinco Backstop Credit Support Instrument to satisfy such obligation. Promptly following the satisfaction of an Existing Spinco Credit Support Instrument Release Condition for each Outstanding Existing Spinco Credit Support Instrument, Remainco shall cause an amount of the funds in the Spinco Credit Support Account equal to the amount of such Outstanding Existing Spinco Credit Support Instrument (including any accrued interest or other amounts in respect thereof not otherwise owed to the deposit bank or issuer of the relevant credit support instrument) to be released to the relevant member of the Merger Partner Group or agree that the amount of the Spinco Backstop Credit Support Instrument shall be reduced by such amount, as applicable. With respect to the Existing Spinco Credit Support Instruments described on Schedule 1.10(c) for which Merger Partner has not satisfied an Existing Spinco Credit Support Instrument Release Condition as of the Existing Credit Support Instrument Release Deadline plus six (6) months, Merger Partner shall (i) offer to provide the beneficiary of such Existing Spinco Credit Support Instrument a letter of credit in the amount described opposite such Existing Credit Support Instrument on Schedule 1.10(c) that results in an Existing Spinco Credit Support Instrument Release Condition being satisfied and (ii) if an Existing Spinco Credit Support Instrument Condition has not been satisfied within ten (10) Business Days after the offer made pursuant to clause (i), then unless and until an Existing Spinco Credit Support Instrument Release Condition is satisfied, provide Remainco with a letter of credit in the amount described opposite such Existing Credit Support Instrument on Schedule 1.10(c). (d) Remainco shall use reasonable best efforts to procure satisfaction of an Existing Remainco Credit Support Instrument Release Condition with respect to each Existing Remainco Credit Support Instrument at the Distribution Effective Time and Spinco shall use reasonable best efforts to cooperate with Remainco to facilitate the same. (e) If an Existing Remainco Credit Support Instrument Release Condition with respect to an Existing Remainco Credit Support Instrument has not been satisfied at the Distribution Effective Time, then, from and after the Distribution Effective Time, Remainco shall: (i) continue to use reasonable best efforts to satisfy an Existing Remainco Credit Support Instrument Release Condition with respect to such Existing Remainco Credit Support Instrument as soon as possible (but in no event later than the Existing Credit Support Instrument Release Deadline) and Spinco and Merger Partner shall continue to use reasonable best efforts to cooperate with Remainco to facilitate the same; (ii) use reasonable best efforts to cause the applicable member of the Remainco Group to continue to (A) perform the Contracts or Liabilities which are guaranteed or supported by such Existing Remainco Credit Support Instrument and (B) not to renew or extend the term of, increase any other Liabilities under or transfer to a Third Party any of the Contracts or Liabilities which are guaranteed or supported by such Existing Remainco Credit Support Instrument, in each case, until

15 the satisfaction of an Existing Remainco Credit Support Instrument Release Condition with respect to such Existing Remainco Credit Support Instrument; (iii) in accordance with and subject to the provisions of Article III, indemnify and hold harmless each Spinco Indemnified Party against any and all Losses in relation to or arising from any claim against such Spinco Indemnified Party to the extent related to or arising under such Existing Remainco Credit Support Instrument; and (iv) if a member of the Spinco Group is obligated to deposit cash or provide collateral in connection with such Existing Remainco Credit Support Instrument, then, not later than the later of (A) three (3) Business Days after Remainco notified Merger Partner of such obligation and (B) one (1) day before the date such member of the Spinco Group must deposit, or cause to be deposited, the required cash in a dedicated blocked account, or provide, or cause to be provided, the required. (f) With respect to the Existing Remainco Credit Support Instruments for which Remainco has not satisfied an Existing Remainco Credit Support Instrument Release Condition as of the Existing Credit Support Instrument Release Deadline (the “Outstanding Existing Remainco Credit Support Instruments”) (and only to the extent a member of the Remainco Group or has not already deposited cash or provided collateral pursuant to clause (e)(iv) and without duplication of any such amounts), a member of the Remainco Group shall (at its option) either (i) deposit cash in the aggregate amount of such Existing Remainco Credit Support Instruments in a blocked account in the name of a member of the Spinco Group designated by Merger Partner (the “Remainco Credit Support Account”) or (ii) provide a Credit Support Instrument in favor of a member of the Spinco Group designated by Merger Partner reasonably acceptable to Merger Partner (the “Remainco Backstop Credit Support Instrument”). If a member of the Spinco Group is obligated to deposit cash or provide collateral in connection with an Outstanding Existing Remainco Credit Support Instrument, then the relevant member of the Spinco Group shall have the right to draw on the funds in the Remainco Credit Support Account or draw or make demand on the Remainco Backstop Credit Support Instrument to satisfy such obligation. Promptly following the satisfaction of an Existing Remainco Credit Support Instrument Release Condition for each Outstanding Existing Remainco Credit Support Instrument, Merger Partner shall cause an amount of the funds in the Remainco Credit Support Account equal to the amount of such Outstanding Existing Remainco Credit Support Instrument (including any accrued interest or other amounts in respect thereof not otherwise owed to the deposit bank or issuer of the relevant credit support instrument) to be released to the relevant member of the Remainco Group or agree that the amount of the Remainco Backstop Credit Support Instrument shall be reduced by such amount, as applicable. 1.11 Disclaimer of Representations and Warranties. (a) THE PARTIES (EACH ON BEHALF OF ITSELF AND EACH MEMBER OF ITS GROUP) UNDERSTAND AND AGREE THAT, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, NO PARTY TO THIS AGREEMENT OR TO ANY OTHER TRANSACTION DOCUMENT AND

16 NO MEMBER OF THE MERGER PARTNER GROUP, NO MEMBER OF THE REMAINCO GROUP AND NO MEMBER OF THE SPINCO GROUP OTHERWISE, IS REPRESENTING OR WARRANTING IN ANY WAY, AND DISCLAIM ALL REPRESENTATIONS AND WARRANTIES, AS TO THE ASSETS, BUSINESSES OR LIABILITIES CONTRIBUTED, TRANSFERRED OR ASSUMED AS CONTEMPLATED BY ANY TRANSACTION DOCUMENT, AS TO ANY CONSENTS OR GOVERNMENTAL APPROVALS REQUIRED IN CONNECTION THEREWITH, AS TO THE VALUE OR FREEDOM FROM ANY SECURITY INTERESTS OR ENCUMBRANCES OF, AS TO NON-INFRINGEMENT, VALIDITY OR ENFORCEABILITY OR ANY OTHER MATTER CONCERNING, ANY ASSETS OR BUSINESS OF SUCH PARTY OR ITS GROUP, OR AS TO THE ABSENCE OF ANY DEFENSES OR RIGHT OF SETOFF OR FREEDOM FROM COUNTERCLAIM WITH RESPECT TO ANY ACTION OR OTHER ASSET, INCLUDING ACCOUNTS RECEIVABLE, OF ANY PARTY OR ITS GROUP, OR AS TO THE LEGAL SUFFICIENCY OF ANY CONTRIBUTION, ASSIGNMENT, DOCUMENT, CERTIFICATE OR INSTRUMENT DELIVERED HEREUNDER TO CONVEY TITLE TO ANY ASSET OR THING OF VALUE UPON THE EXECUTION, DELIVERY AND FILING HEREOF OR THEREOF. EXCEPT AS MAY EXPRESSLY BE SET FORTH IN THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, ALL SUCH ASSETS ARE BEING TRANSFERRED ON AN “AS IS, WHERE IS” BASIS AND THE RESPECTIVE TRANSFEREES SHALL BEAR THE ECONOMIC AND LEGAL RISKS THAT (I) ANY CONVEYANCE SHALL PROVE TO BE INSUFFICIENT TO VEST IN THE TRANSFEREE GOOD TITLE, FREE AND CLEAR OF ANY SECURITY INTEREST OR OTHER ENCUMBRANCE AND (II) ANY NECESSARY CONSENTS OR GOVERNMENTAL APPROVALS ARE NOT OBTAINED OR THAT ANY LAWS OR JUDGMENTS ARE NOT COMPLIED WITH. (b) Each Party (on behalf of itself and each member of its Group) further understands and agrees that if the disclaimer of express or implied representations and warranties contained in Section 1.11(a) is held unenforceable or is unavailable for any reason under the Laws of any jurisdiction or if, under the Laws of a jurisdiction, both Remainco or any member of the Remainco Group, on the one hand, and Spinco or any member of the Spinco Group, on the other hand, are jointly or severally liable for any Remainco Retained Liability or any Spinco Liability, respectively, then the Parties intend that, notwithstanding any provision to the contrary under the Laws of such jurisdictions, the provisions of the Transaction Documents (including any disclaimer of representations and warranties, allocation of Liabilities among the Parties and their respective Groups, releases and indemnification of Liabilities) shall prevail for any and all purposes among the Parties and their respective Groups. Notwithstanding anything to the contrary contained in this Agreement, nothing in this Section 1.11 releases any Liability for Fraud. (c) Remainco waives compliance by itself and each and every member of the Remainco Group with the requirements and provisions of any “bulk-sale” or “bulk transfer” Laws of any jurisdiction that may otherwise be applicable with respect to the transfer or sale of any or all of the Remainco Retained Assets to Remainco or any member of the Remainco Group. (d) Spinco waives compliance by itself and each and every member of the Spinco Group with the requirements and provisions of any “bulk-sale” or “bulk transfer” Laws of any jurisdiction that may otherwise be applicable with respect to the transfer or sale of any or all of the Spinco Assets to Spinco or any member of the Spinco Group.

17 1.12 Restrictive Covenants. (a) Remainco Group Non-Compete. (i) For the period commencing on the Distribution Date and ending on the date which is three (3) years following the Distribution Date (the “Restricted Period”), without the prior written consent of Merger Partner, Remainco agrees not to, directly or indirectly, and not to permit any member of the Remainco Group to, engage in, manage or operate, anywhere in the world, or own an Equity Interest in any Person who engages in, manages or operates anywhere in the world, any Merger Partner Restricted Business; provided that nothing in this Agreement shall preclude any member of the Remainco Group from: A. engaging in, operating or managing (or owning any Equity Interests in any Entity that engages in, operates or manages) any Permitted Business; B. acquiring and, after such acquisition, owning any Equity Interest for passive investment purposes only (provided that none of the members of the Remainco Group exercise control of or otherwise manages, operates or engages in the Merger Partner Restricted Business of such Person) in any Person (or its successor) that is engaged in a Merger Partner Restricted Business if such Merger Partner Restricted Business generated less than Eighty Million Dollars ($80,000,000) of such Person’s consolidated annual revenues in the last completed fiscal year of such Person; C. owning two percent (2%) or less of the outstanding Equity Interest of any Person whose shares are listed on a stock exchange; provided that such Equity Interests are held for passive investment purposes only and none of the members of the Remainco Group exercise Control of (or otherwise manages, operates or engages in the Merger Partner Restricted Business of) such Person; D. acquiring and, after such acquisition, owning a controlling Equity Interest in any Person or Persons, collectively, (or its or their successor, successors, business or businesses) that are (directly or indirectly through Controlled Affiliates) engaged in a Merger Partner Restricted Business, provided that (1) other than the Entities identified in Schedule 1.12(a)(i)(D) the revenue generated from the Merger Partner Restricted Businesses of such Person or Persons, collectively, was less than One Hundred Forty Million Dollars ($140,000,000) of such Person’s or Persons’ consolidated annual revenues in the aggregate in the last completed fiscal year of such Person or Persons, collectively, and (2) if the revenue generated from the Merger Partner Restricted Businesses of such Person or Persons, collectively, was greater than Eighty Million Dollars ($80,000,000) of such Person’s or Persons’ consolidated annual revenues in the aggregate in the last completed fiscal year of such Person or Persons, collectively (the “$80 Million Revenue Threshold”), then Remainco, within one (1) year after exceeding the $80 Million Revenue Threshold shall enter into a definitive agreement to cause the

18 divestiture of (and within six (6) months after the entry into such definitive agreement divests pursuant thereto (subject to extensions for regulatory approvals)), a sufficient portion of the Merger Partner Restricted Businesses of such Person or Persons such that the $80 Million Revenue Threshold is not exceeded; E. exercising its rights or performing or complying with its obligations under or as contemplated by any of the Transaction Documents; or F. entering into or participating in a joint venture or partnership with any Person engaged in a Merger Partner Restricted Business if such joint venture or partnership does not engage in a Merger Partner Restricted Business. (ii) The Parties acknowledge that the restrictions contained in this Section 1.12(a) are reasonable in scope and duration. The Parties further acknowledge that the restrictions contained in this Section 1.12(a) are necessary to protect Merger Partner’s significant interest in the Merger Partner Restricted Business, including its goodwill. It is the desire and intent of the Parties that the provisions of this Section 1.12(a) be enforced to the fullest extent permissible under applicable Law. If any covenant in this Section 1.12(a) is found to be invalid, void or unenforceable in any situation in any jurisdiction by a final determination of a Governmental Authority of competent jurisdiction, the Parties agree that: (1) such determination will not affect the validity or enforceability of (A) the offending term or provision in any other situation or in any other jurisdiction or (B) the remaining terms and provisions of this Section 1.12(a) in any situation in any jurisdiction; (2) the offending term or provision will be reformed rather than voided and the Governmental Authority making such determination will have the power to reduce the scope, duration or geographical area of any invalid or unenforceable term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable provision, in order to render the restrictive covenants set forth in this Section 1.12(a) enforceable to the fullest extent permitted by applicable Law; and (3) the restrictive covenants set forth in this Section 1.12(a) will be enforceable as so modified. (b) Non-Solicit. (i) For a period of two (2) years from the Distribution Date, Remainco shall not, and shall cause the other members of the Remainco Group not to, without the prior written consent of Merger Partner, directly or indirectly, solicit for employment any Spinco Employee or any Merger Partner Protected Person; provided that nothing in this Section 1.12(a) shall prohibit any of the members of the Remainco Group from placing public advertisements or engaging in any other form of general solicitations not directed at such Persons (including the use of an independent employment agency or search firm whose efforts are not specifically directed at Spinco Employees) or from soliciting the services of any such Person whose employment with or engagement by Merger Partner or any of its Affiliates

19 (including the Spinco Group) has been terminated by Merger Partner or its applicable Affiliate or who has otherwise ceased to be employed or engaged by Merger Partner or any of its Affiliates for a period of at least three (3) months prior to the first contact by of the members of the Remainco Group with such Person. (ii) For a period of two (2) years from the Distribution Date, Merger Partner shall not, and shall cause its Affiliates (including the members of the Spinco Group) not to, without the prior written consent of Remainco, directly or indirectly, solicit for employment any Remainco Protected Person who is employed by any of the members of the Remainco Group as of the Distribution Effective Time; provided that nothing in this Section 1.12(b)(ii) shall prohibit Merger Partner or any of its Affiliates from placing public advertisements or engaging in any other form of general solicitations not directed at such Persons (including the use of an independent employment agency or search firm whose efforts are not specifically directed at such Persons) or from soliciting the services of any such Person whose employment with or engagement by any of the members of the Remainco Group has been terminated by any of the members of the Remainco Group or who has otherwise ceased to be employed or engaged by any of the members of the Remainco Group for a period of at least three (3) months prior to the first contact by Merger Partner or any of its Affiliates. 1.13 Certain Resignations. At or prior to the Distribution Date, Spinco shall cause each employee of any member of the Remainco Group who will not be employed by any member of the Spinco Group after the Distribution Date to be removed, effective not later than the Distribution Date, from all boards of directors or similar governing bodies of any member of the Spinco Group on which they serve, and from all positions as officers of any member of the Spinco Group in which they serve. 1.14 Removal of Tangible Retained Assets. Except as may otherwise be provided in the Transaction Documents or otherwise agreed to by the Parties, Remainco shall use reasonable best efforts to move or cause to be moved tangible Remainco Retained Assets as soon as reasonably practicable after the Distribution Effective Time from the facilities of the members of the Spinco Group, at Remainco’s expense and in a manner so as not to unreasonably interfere with the operations of any member of the Spinco Group and not to cause damage to such facilities, and the members of the Spinco Group shall provide reasonable access to such facilities to effectuate the same. 1.15 Separation Planning and Day-One Readiness. (a) As soon as practical following the date hereof, Remainco and Spinco shall cooperate in good faith to design a plan with respect to (i) the separation of the Spinco IT Assets, the Spinco Owned Intellectual Property, the Spinco Owned Technology and the Spinco Owned Software of the members of the Spinco Group from the systems of the members of the Remainco Group (“Systems Separation”), and (ii)(A) the extraction, configuration and movement of Information relating to the Spinco Business and other information, data and databases constituting Spinco Assets from the IT Assets, Intellectual Property, Technology or Software of the members of the Remainco Group or other Assets, Technology and Software agreed upon in writing by the

20 Parties in good faith, and (B) the extraction, configuration and movement of Information relating to the Remainco Retained Business and other information constituting Remainco Retained Assets from the IT Assets, Intellectual Property, Technology or Software of the members of the Spinco Group (collectively, the “Data Migration”) for the purpose of preparing the members of the Spinco Group to receive the transfer of the Spinco Assets on the Distribution Date and operate the Spinco Business on the Distribution Date, (iii) the separation of the accounting functions (the “Accounting Separation”) of the members of the Spinco Group from the members of the Remainco Group (“Day-One Readiness”), and for the purpose of preparing the members of the Remainco Group and the members of the Spinco Group for the Systems Separation, the Data Migration and the Accounting Separation. As soon as reasonably practicable after the date hereof, the Parties shall in good faith cooperate to prepare plans for Day-One Readiness (collectively, such plans, the “Day-One Plan”). Each Party shall use reasonable best efforts to implement the tasks contemplated to be implemented by such Party by the Day-One Plan in accordance with any time periods set forth in the Day-One Plan, in all material respects. Nothing in this Section 1.15 is intended to modify or create an exception to the Confidentiality Agreements. (b) The Parties acknowledge and agree that from the date hereof until the Distribution Effective Time, Remainco shall take the lead in designing, supervising and implementing the Spinco Stand-Up Matters (the “Spinco Stand-Up Activities”) in consultation with the Merger Partner and Merger Partner shall reasonably cooperate and reasonably assist Remainco in connection therewith as reasonably requested by Remainco, including using reasonable best efforts to take the actions allocated to Merger Partner under the Day-One Plan within the timeframes set forth in the Day-One Plan. Remainco shall provide periodic updates to Merger Partner with respect to the progress in effecting the Spinco Stand-Up Matters. Remainco shall pay (i) all fees and out of pocket expenses incurred prior to the Distribution Effective Time by any member of the Remainco Group (including any member of the Spinco Group) of Representatives of the members of the Remainco Group (including any member of the Spinco Group) engaged to assist with or facilitate the Spinco Stand-Up Activities and the Separation and (ii) any one-time license fees and one time set-up fees for software to be obtained pursuant to the Systems Separation plan to be obtained by any member of the Spinco Group prior to the Distribution Effective Time including as set forth on Schedule 1.15(b). “Spinco Stand-Up Matters” means (1) the preparation necessary by the Post-Closing Remainco Group Members to provide the Services to the members of the Spinco Group under the Transition Services Agreement, (2) the Systems Separation and (3) the Data Migration. 1.16 Cash Management. From the date hereof until immediately prior to the Distribution Effective Time, subject to Section 2.6, the members of the Remainco Group shall be entitled to use, retain or otherwise dispose of all cash and cash equivalents related to the Spinco Business in accordance with Remainco’s cash management system or otherwise dividend or distribute cash and cash equivalents from the Spinco Group, it being understood that all cash and cash equivalents comprising the Spinco Closing Cash Amount shall be retained by members of the Spinco Group as a Spinco Asset; provided that, except as set forth in this Agreement with respect to the Cash Payment, no member of the Remainco Group shall distribute or otherwise remove for its benefit cash or cash equivalents from any member of the Spinco Group to the extent such distribution or removal would reduce the Spinco Closing Cash Amount below the Spinco Minimum Cash Amount as of the Distribution Date.

21 1.17 Guarantee. Following the Distribution Effective Time, Merger Partner unconditionally, absolutely and irrevocably guarantees to Remainco the prompt payment, in full, when due, of any payment obligations of each member of the Spinco Group under the Transaction Documents which pursuant to their terms arise at or after the Closing with respect to obligations to be performed after the Distribution Effective Time and the prompt performance, when due, of all other obligations of each member of the Spinco Group under the Transaction Documents which pursuant to their terms arise at or after the Closing with respect to obligations to be performed after the Distribution Effective Time. Merger Partner’s obligations to Remainco under this Section 1.17 are referred to as the “Guaranteed Obligations”. The Guaranteed Obligations are absolute and unconditional, irrespective of, and Merger Partner expressly waives any defense to its obligations under this Section 1.17, any circumstance whatsoever which might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including any right to require or claim that Remainco seek recovery directly from any member of the Spinco Group with respect to the Guaranteed Obligations, except for a defense that are available to, or may be asserted by, a member of the Spinco Group. Merger Partner and Remainco shall cause the members of such Party’s Group to perform all actions, agreements and obligations contemplated to be performed by any member of such Party’s Group in accordance with the Transaction Documents, including prompt payment, in full, when due, of any payment obligations under the Transaction Documents. 1.18 Additional Separation Covenants. (a) Spinco and Merger Partner shall use reasonable best efforts to provide all reasonable cooperation requested by Remainco with respect to effecting the Separation, including the Separation Plan. Spinco and Merger Partner shall, and shall cause the other members of their respective Groups to, reasonably cooperate with Remainco’s efforts with respect to the Separation (including any actions to be taken to prepare for the Services (as defined in the Transition Services Agreement). (b) Spinco and Merger Partner acknowledge that they shall not receive any Excluded Services (as defined in the Transition Services Agreement) and shall be responsible for being prepared as of the Distribution Effective Time to provide the Excluded Services to the Spinco Business. (c) From the date hereof until the Distribution Effective Time, the Parties shall cooperate in good faith to do the following: (i) Determine whether Spinco requires any additional transition services not contemplated by the Transition Services Agreement that would qualify as Omitted Services under Section 1.2 of the Transition Services Agreement; provided that, for purposes of this Section 1.18(c) the “Lookback Period” referred to in the Transition Services Agreement shall be defined as the twelve (12) month period immediately preceding the date hereof through the Distribution Effective Time. If, prior to the Distribution Effective Time, the Parties determine there are any such services, then the Parties shall take the actions that would be required to be taken under Section 1.2 of the Transition Services Agreement if it were then in

22 effect to add such service as a “Service” from Remainco to Spinco under the Transition Service Agreement. (ii) To the extent required by applicable Law, including Privacy Laws (as defined in the Transition Services Agreement), negotiate in good faith to enter into a business associate agreement or a data protection agreement between Remainco and Merger Partner, in form and substance reasonably satisfactory to Remainco and Merger Partner, in respect of the Services provided under the Transition Services Agreement. (d) Prior to Distribution Effective Time, Merger Partner shall use commercially reasonable efforts to stand up operations for the Spinco Business that will permit the members of the Merger Partner Group to, as promptly as reasonably practicable, no longer require the Services. (e) Promptly following the date hereof, Remainco and Merger Partner shall cooperate in good faith (i) to develop a plan to seek to obtain any Required Third Party Consents, (ii) oversee the implementation and execution of such plan and (iii) develop a plan to mitigate the effects of not obtaining any Required Third Party Consent. Such plans shall be subject in all respects to the applicable provisions of the Transaction Documents, including Sections 1.2 and 1.4 of this Agreement (unless otherwise agreed upon in writing by Remainco and Merger Partner). Notwithstanding anything to the contrary contained in this Agreement, the provisions of the Merger Agreement shall control with respect to the Parties’ rights and obligations relating to obtaining Governmental Approvals required to consummate the Contemplated Transactions. 1.19 Obligations for Certain Equity Awards. On the Distribution Date immediately following the Merger Effective Time, Remainco shall wire, or cause to be wired, in immediately available funds to the account designated in writing by Merger Partner, an amount equal to ninety percent (90%) of the aggregate amount necessary to pay the Merger Partner PSU Cash Awards payable to Spinco Employees who become Spinco Transferred Employees at the Distribution Effective Time (such amount paid, the “Upfront Cash Award Payment”). Nothing set forth in this Section 1.19 is intended to limit the rights and obligations of the Parties with respect to the treatment of the Merger Partner PSU Cash Awards, including with respect to the dispute mechanism set forth in Section 3.2(b) of the Employee Matters Agreement. ARTICLE II THE DISTRIBUTION 2.1 Distribution. (a) The Remainco Board (or a committee of the Remainco Board acting pursuant to delegated authority, as determined by the Remainco Board), in accordance with applicable Laws and its Organizational Documents, shall set the Remainco Record Date and the Distribution Date in accordance with the Merger Agreement, and Remainco shall establish appropriate procedures in connection with the Distribution, and shall declare, make and otherwise effectuate the Distribution, in accordance with applicable Laws and its Organizational Documents. In connection therewith, all Spinco Units shall be held by Remainco as of immediately prior to the

23 Distribution Effective Time and Remainco shall distribute all Spinco Units pro rata to the Remainco Record Holders (the “Distribution”) on the Distribution Date in the manner determined by Remainco, in any case in accordance with applicable Laws and its Organizational Documents. Neither the Remainco Special Voting Shares nor the Remainco Sterling Shares shall be entitled to Spinco Units in the Distribution. When all conditions to Merger Partner’s and Merger Sub’s obligations to consummate the Closing under the Merger Agreement (other than those set forth in Sections 6.5 and 6.6 of the Merger Agreement) have been satisfied or have been waived, Merger Partner shall deliver the confirmation described in Section 2.2(b)(ii) and the Cash Payment Direction Letter immediately prior to the Distribution Effective Time (which shall be substantially concurrent with the Closing); provided the Initial Lender concurrently delivers the confirmation described in Section 2.2(b)(iii). (b) Upon the consummation of the Distribution, Remainco shall deliver to the Exchange Agent, a book- entry authorization representing the Spinco Units being distributed in the Distribution for the account of the shareholders of Remainco that are entitled thereto. The Exchange Agent shall hold such book-entry shares for the account of the shareholders of Remainco pending the Merger, as provided in the Merger Agreement. Other than the Spinco Unit Transfer, immediately after the Distribution Effective Time and prior to the Merger Effective Time, the Spinco Units shall not be transferable and the Exchange Agent for the Spinco Units shall not transfer any Spinco Units. The Distribution shall be deemed to be effective upon written authorization from Remainco to the Exchange Agent. (c) Each Party shall keep the other Parties reasonably informed with respect to the transactions contemplated by this Section 2.1 in order to coordinate the timing of such transactions to the extent reasonably practicable and desirable and otherwise consistent with the other provisions of this Section 2.1. (d) Prior to the Distribution, Gaming Holdco shall issue the Remainco Note to Remainco. (e) Nothing under this Section 2.1 shall be deemed to limit or affect the Parties’ rights and obligations under the Merger Agreement. 2.2 Conditions to the Distribution. The obligations of Remainco to effect the Distribution pursuant to this Agreement shall be subject to the satisfaction or waiver (which waiver, other than (1) the conditions to Remainco’s and Spinco’s obligations set forth in Article VII of the Merger Agreement referred to in Section 2.2(d) and (2) the conditions in Sections 2.2(b)(ii) and 2.2(b)(iv), shall require the prior written consent of Merger Partner)), at or prior to the Distribution Effective Time of each the following conditions: (a) the Separation shall have been consummated in all material respects in accordance with and subject to the terms of this Agreement, the Employee Matters Agreement, the Intellectual Property License Agreement, the Real Estate Matters Agreement and the other relevant Transaction Documents; (b) Remainco shall have received (i) the Remainco Note from Spinco in an aggregate principal amount equal to the Cash Payment, (ii) an irrevocable confirmation executed

24 by the Chief Executive Officer of Merger Partner confirming that (A) all conditions to Merger Partner’s and Merger Sub’s obligations to effect the Closing under the Merger Agreement (other than those set forth in Sections 6.5 and 6.6 of the Merger Agreement) have been satisfied or have been waived, (B) the Merger Partner and Merger Sub are prepared to consummate the Closing (including the Merger and the issuance of shares of Merger Partner Common Stock pursuant to the Merger immediately following the Distribution) and (C) Merger Partner is prepared to cause Gaming Holdco to repay the Remainco Note in full substantially concurrently with the filing of the Certificate of Merger, (iii) an irrevocable confirmation from the Initial Lenders that, subject to the consummation of the Distribution and the Merger, (A) all of the conditions to the consummation of the Financing have been satisfied and the Initial Lenders are prepared to consummate the Financing substantially concurrently with the filing of the Certificate of Merger and (B) the Initial Lenders will comply with the Cash Payment Direction Letter and (iv) evidence satisfactory to Remainco that the Cash Payment Direction Letter has been delivered by Merger Partner to the Initial Lenders; (c) that (i) Remainco has sufficient distributable reserves to effect the Distribution, (ii) prior to the Distribution the amount of Remainco’s net assets is not less than the aggregate of Remainco’s called-up share capital and undistributable reserves, and (iii) the Distribution will not reduce the amount of Remainco’s net assets to less than the aggregate of Remainco’s called-up share capital and undistributable reserves; and (d) each of the conditions in Article VII of the Merger Agreement shall have been satisfied or waived (other than those set forth in Sections 7.1, 7.2, 7.3, 7.5, 7.6, 7.7, 7.8, 7.10 and 7.11 of the Merger Agreement; provided that such conditions would be satisfied if the Closing were to occur immediately). 2.3 Cash Payment. Immediately following the Second Step Merger Effective Time (other than to the extent that the Remainco Note has been paid in full or in part directly with the proceeds of the Financing), Merger Partner shall cause Gaming Holdco to pay to Remainco an amount equal to the Cash Payment (less, as applicable, any amounts previously applied out of the proceeds of the Financing to repay the Remainco Note) in full satisfaction of the Remainco Note. 2.4 Merger Partner Cash Dividend. Subject to the terms and conditions in this Agreement and the Merger Agreement, at least one (1) day prior to the Merger Effective Time, Merger Partner shall declare, in accordance with applicable Laws, the Merger Partner Dividend (“Merger Partner Dividend Declaration”). Such Merger Partner Dividend shall be irrevocable other than the conditions set forth in the resolutions of the Merger Partner Board declaring the Merger Partner Dividend. Unless otherwise agreed by Merger Partner and Remainco in writing, the Merger Partner Dividends shall be paid to the Merger Partner Record Holders on the earlier of (a) a date mutually agreed by Remainco and Merger Partner, (b) in the sole discretion of Merger Partner (i) one Business Day after the Distribution Date pursuant to an instrument or other right entitling the Merger Partner Record Holders to the Merger Partner Dividends no earlier than ten (10) days after the date of the Merger Partner Dividend Declaration or (ii) ten (10) days after the Merger Partner Dividend Declaration, or (c) in another manner mutually agreed by the Parties. Merger Partner will fund the cash payment for the Merger Partner Closing Dividend Payment on or prior to the Distribution Date and the funds may not be withdrawn from the Exchange Agent except as provided in the resolutions of the Merger Partner Board declaring the Merger Partner

25 Dividend. From and after the later of (i) the satisfaction of the conditions in the resolutions of the Merger Partner Board declaring the Merger Partner Dividend and (ii) the Merger Partner Dividend Record Date, the Merger Partner Record Holders shall have the right under this Agreement as third-party beneficiaries of this Section 2.4 to cause Merger Partner to pay the Merger Partner Dividend in accordance with the terms set forth in this Agreement and in the resolutions declaring the Merger Partner Dividend. Under no circumstances will any member of the Remainco Group have any Liability to any Merger Partner Record Holder with respect to the payment of the Merger Partner Dividend; provided that the foregoing shall not relieve Remainco of its obligation to make any payments to Merger Partner required by Section 2.6. 2.5 Adjustment for Merger Partner. (a) Merger Partner Estimated Closing Statement. No later than ten (10) Business Days prior to the anticipated Distribution Date, Merger Partner shall deliver to Remainco a statement (the “Merger Partner Estimated Closing Statement”), in the same format as the Merger Partner Reference Closing Statement, setting forth Merger Partner’s good faith estimate of the Merger Partner Dividend Amount as of immediately prior to the Merger Effective Time (the “Merger Partner Estimated Dividend Amount”) and the Merger Partner Dividend Amount Per Share (the “Merger Partner Estimated Dividend Amount Per Share”) based on good faith estimates of (i) the Merger Partner Closing Net Working Capital as of immediately prior to the Merger Effective Time; (ii) the Merger Partner Closing Cash Amount; (iii) the Merger Partner Closing Indebtedness Amount; (iv) the Merger Partner Transaction Expenses; and (v) the Merger Partner Record Date Outstanding Shares. The Merger Partner Estimated Closing Statement, the Merger Partner Estimated Dividend Amount, the Merger Partner Estimated Dividend Amount Per Share and the Merger Partner Initial Closing Statement and the components, determinations and calculations thereof shall be prepared in good faith in accordance with the Merger Partner Transaction Accounting Principles and the Merger Partner Reference Closing Statement. Merger Partner shall give Remainco and its Representatives reasonable access to the books and records, accounting and finance personnel and auditors of Merger Partner to facilitate Remainco’s review of the Merger Partner Estimated Closing Statement and the components thereof and shall consider any comments to the Merger Partner Estimated Closing Statement and the components thereof made by Remainco. To the extent that Merger Partner and Remainco agree to any changes to the Merger Partner Estimated Closing Statement and the components thereof, Merger Partner shall revise the Merger Partner Estimated Closing Statement and the components thereof to reflect such changes prior to any public disclosure by Merger Partner of the estimated Merger Partner Dividend Amount. None of (A) the delivery or review of the Merger Partner Estimated Closing Statement and the components thereof or (B) any changes thereto prior to the Distribution Effective Time shall be deemed to limit any rights of Remainco to object to the Merger Partner Initial Post-Closing Statement or otherwise limit any of the rights of Remainco under any of the Transaction Documents. (b) Delivery of Merger Partner Initial Post-Closing Statement. No later than sixty (60) days after the Distribution Date, Merger Partner shall deliver to Remainco a statement (the “Merger Partner Initial Post-Closing Statement”) in the same format as the Merger Partner Reference Closing Statement, setting forth Merger Partner’s calculation of the Merger Partner Dividend Amount, the Merger Partner Dividend Amount Per Share, the Merger Partner Closing Net Working Capital, the Merger Partner Closing Cash Amount, the Merger Partner Closing

26 Indebtedness Amount and the Merger Partner Transaction Expenses. Merger Partner shall prepare the Merger Partner Initial Post-Closing Statement in good faith and in accordance with the Merger Partner Transaction Accounting Principles. If Merger Partner does not deliver to Remainco the Merger Partner Initial Post-Closing Statement within sixty (60) Business Days after the Distribution Date, then Remainco may elect in writing (i) to prepare and present the Merger Partner Initial Post-Closing Statement to Merger Partner within an additional sixty (60) Business Days or (ii) for the Merger Partner Estimated Closing Statement to become final and binding on Merger Partner and Remainco as the Merger Partner Final Post-Closing Statement. If Remainco elects to prepare the Merger Partner Initial Post-Closing Statement, then all subsequent references in this Section 2.5 to Merger Partner and Remainco, respectively, shall be read as references to Remainco and Merger Partner, respectively. To facilitate such preparation, Merger Partner shall, and shall cause the other members of the Merger Partner Group, to provide Remainco and its Representatives with full access to the employees of the members of the Merger Partner Group (including the Chief Financial Officer and the Chief Accounting Officer (or equivalent) of Merger Partner) and to all documentation, books, records and other information of the members of the Merger Partner Group as Remainco or any of its Representatives may reasonably request (including work papers relating to the Merger Partner Initial Post-Closing Statement); provided that such access does not unreasonably interfere with the conduct of the business of the Merger Partner Group. Each Party acknowledges that the sole purpose of the process set forth in this Section 2.5 is to determine the Merger Partner Dividend Amount, the Merger Partner Dividend Amount Per Share, the Merger Partner Final Closing Net Working Capital, the Merger Partner Final Closing Cash Amount, the Merger Partner Final Closing Indebtedness Amount and the Merger Partner Final Transaction Expenses and such process is not intended to permit the introduction of different judgments, accounting methods, policies, principles, practices, procedures, classifications or estimation methodologies in a manner inconsistent with the Merger Partner Transaction Accounting Principles. (c) Review of Merger Partner Initial Post-Closing Statement. Remainco shall have sixty (60) days after the date on which it receives the Merger Partner Initial Post-Closing Statement to review the Merger Partner Initial Post-Closing Statement and the calculations set forth therein (the “Merger Partner Adjustment Review Period”). To facilitate such review, Merger Partner shall, and shall cause the other members of the Merger Partner Group, to provide Remainco and its Representatives with full access to the employees of the members of the Merger Partner Group (including the Chief Financial Officer and the Chief Accounting Officer (or equivalent) of Merger Partner) and to all documentation, books, records and other information of the members of the Merger Partner Group as Remainco or any of its Representatives may reasonably request (including work papers relating to the Merger Partner Initial Post-Closing Statement); provided that such access does not unreasonably interfere with the conduct of the business of the Merger Partner Group. If Remainco does not deliver a Merger Partner Dispute Notice to Merger Partner with respect to any item in the Merger Partner Initial Post-Closing Statement on or prior to the last day of the Merger Partner Adjustment Review Period, then the amounts and calculations with respect to such items as set forth in the Merger Partner Initial Post- Closing Statement shall be deemed accepted by Remainco, whereupon the amounts and calculations of such items shall be final and binding on Merger Partner and Remainco. (d) Dispute Notice. If Remainco disagrees with the Merger Partner Initial Post- Closing Statement (including any amount or calculation set forth therein) in any respect and on

27 any basis, Remainco may, on or prior to the last day of the Merger Partner Adjustment Review Period, deliver a notice to Merger Partner setting forth, in reasonable detail, each disputed item or amount and the basis for Remainco’s disagreement therewith (the “Merger Partner Dispute Notice”). The Merger Partner Dispute Notice shall set forth, with respect to each disputed item, Remainco’s position as to the correct amount or calculation that should have been included in the Merger Partner Initial Post-Closing Statement. The time period within which Remainco must deliver any Merger Partner Dispute Notice shall be extended in the case of any undue delay by Merger Partner in providing Remainco access to its books and records, the personnel of, and work papers prepared by, Merger Partner and its Affiliates to the extent they relate to the preparation of the Merger Partner Initial Post-Closing Statement and such historical financial information, for each day that Merger Partner delays in providing Remainco such access. (e) Consultation. For the period of thirty (30) days beginning on the date on which Merger Partner receives a Merger Partner Dispute Notice (the “Merger Partner Adjustment Consultation Period”), if applicable, Merger Partner and Remainco shall endeavor in good faith to resolve by mutual agreement all matters identified in the Merger Partner Dispute Notice. (f) Independent Accounting Firm. In the event Merger Partner and Remainco are unable to resolve by mutual agreement any matter identified in the Merger Partner Dispute Notice on or before the date on which the Merger Partner Adjustment Consultation Period ends, Merger Partner or Remainco may engage an independent, nationally-recognized certified public accounting firm in the United States mutually acceptable to Remainco and Merger Partner (the “Independent Accounting Firm”) to make a determination with respect to all of such matters in dispute in its capacity as an expert and not as an arbitrator. If Merger Partner and Remainco are unable to agree upon an Independent Accounting Firm within ten (10) Business Days after the end of the Merger Partner Adjustment Consultation Period, then within an additional ten (10) Business Days, Merger Partner and Remainco shall each select one such firm and those two firms shall select a third such firm, in which event the “Independent Accounting Firm” shall be such third firm. The fees and expenses of the Independent Accounting Firm shall be borne by Merger Partner, on the one hand, and Remainco, on the other hand, proportionately based on the determination by the Independent Accounting Firm of the matters submitted to it pursuant to Section 2.5(g). The calculation of such proportionate payments shall be based on the relative position of the determination of the Independent Accounting Firm in comparison to the positions submitted to it pursuant to this Section 2.5(g). All other fees and expenses incurred by Merger Partner or Remainco in connection with the preparation or review of the Merger Partner Initial Post-Closing Statement or the Merger Partner Dispute Notice shall be borne by the Party incurring such fees and expenses. (g) Dispute Resolution Procedure. Merger Partner and Remainco shall direct the Independent Accounting Firm to render a determination within sixty (60) days after its retention, and shall, and shall cause their respective Representatives to, cooperate with the Independent Accounting Firm during its engagement in connection with this Agreement. Each Party shall promptly (and in any event within ten (10) Business Days) after the Independent Accounting Firm’s engagement, submit to the Independent Accounting Firm its calculations of the disputed items or amounts identified in the Merger Partner Dispute Notice and information, arguments and support for their respective positions, and shall concurrently deliver a copy of such

28 materials to the other Party. Each Party shall then be given an opportunity to supplement the information, arguments and support included in its initial submission with one additional submission to respond to any arguments or positions taken by the other Party in such other Party’s initial submission, which supplemental information shall be submitted to the Independent Accounting Firm (with a copy thereof to the other Party) within five (5) Business Days after the first date on which Merger Partner and Remainco have submitted their respective initial submissions to the Independent Accounting Firm. The Independent Accounting Firm shall thereafter be permitted to request additional or clarifying information from the Parties, and the Parties shall cooperate and shall cause their Representatives to cooperate with such requests of the Independent Accounting Firm. The Independent Accounting Firm shall determine, based solely on the materials so presented by the Parties and upon information received in response to such requests for additional or clarifying information and not by independent review, only those issues in dispute specifically set forth in the Merger Partner Dispute Notice and shall render a written report to Merger Partner and Remainco (the “Merger Partner Adjustment Report”) in which the Independent Accounting Firm shall, after considering all matters set forth in the Merger Partner Dispute Notice, make a final determination, binding on the Parties, of the appropriate amount of each of the line items in the Merger Partner Initial Post-Closing Statement as to which Merger Partner and Remainco disagree as identified in the Merger Partner Dispute Notice. During the review by the Independent Accounting Firm, Merger Partner, Remainco and their respective accountants shall each make available to the Independent Accounting Firm interviews with such individuals, and such information, books and records and work papers, as may be reasonably required by the Independent Accounting Firm to fulfill its obligations under this Section 2.5 and preparing and rendering the Merger Partner Adjustment Report; provided that the accountants of Merger Partner and Remainco shall not be obligated to make any work papers available to the Independent Accounting Firm except in accordance with such accountants’ normal disclosure procedures and then only after the Independent Accounting Firm has signed a customary agreement relating to such access to work papers in form and substance reasonably acceptable to such accountants. (h) Merger Partner Adjustment Report. The Merger Partner Adjustment Report shall set forth, in reasonable detail, the Independent Accounting Firm’s determination with respect to each of the disputed items or amounts specified in the Merger Partner Dispute Notice, and the revisions, if any, to be made to the Merger Partner Initial Post-Closing Statement, together with supporting calculations. In resolving any disputed item, the Independent Accounting Firm (i) shall be bound by the principles underlying this Section 2.5 and the terms of this Agreement, (ii) shall limit its review to matters specifically set forth in the Merger Partner Dispute Notice and shall resolve such matters in its capacity as an expert and not as an arbitrator, (iii) shall not make any determination as to whether the Merger Partner Transaction Accounting Principles were followed (unless a dispute as to such matter was expressly included in the Merger Partner Dispute Notice) and (iv) shall not assign a value to any item higher than the highest value for such item claimed by Merger Partner or Remainco or less than the lowest value for such item claimed by Merger Partner or Remainco as set forth in the Merger Partner Dispute Notice or the Merger Partner Initial Post- Closing Statement. The Merger Partner Adjustment Report, absent fraud, shall be final and binding upon Merger Partner and Remainco. The Independent Accounting Firm shall not have the authority to resolve issues relating to (A) breaches of representations, warranties, covenants or agreements, or (B) other claims that are not within the scope of the disputed matters specifically set forth in the Merger Partner Dispute Notice.

29 (i) Final Amounts. The Merger Partner Closing Net Working Capital, the Merger Partner Closing Cash Amount, the Merger Partner Closing Indebtedness Amount, the Merger Partner Transaction Expenses, the Merger Partner Dividend Amount and the Merger Partner Dividend Amount Per Share that are final and binding on the Parties, as determined through agreement of the Parties or through the action of the Independent Accounting Firm pursuant to this Section 2.5 are referred to in this Agreement, respectively, as the “Merger Partner Final Closing Net Working Capital,” the “Merger Partner Final Closing Cash Amount,” the “Merger Partner Final Closing Indebtedness Amount,” the “Merger Partner Final Transaction Expenses,” the “Merger Partner Final Dividend Amount” and the “Merger Partner Final Dividend Amount Per Share”. (j) Final Adjustment of Merger Partner Dividend Amount. (i) If the Merger Partner Final Dividend Amount Per Share and the Merger Partner Dividend Amount Per Share True Up Amount are both greater than $0.00, (A) no later than five (5) Business Days following the final determination thereof in accordance with this Section 2.5, Merger Partner and Remainco shall mutually agree upon a press or news release announcing the amount of the Merger Partner Dividend Amount Per Share True Up Amount and when Merger Partner Record Holders will receive the Merger Partner Dividend Amount Per Share True Up Amount and (B) no later than ten (10) Business Days following the final determination thereof in accordance with this Section 2.5, Merger Partner shall pay the Merger Partner Dividend Amount Per Share True Up Amount to the Merger Partner Record Holders pursuant to the terms of the Merger Partner Dividend Payment Instrument. (ii) If the Merger Partner Final Dividend Amount Per Share or the Merger Partner Dividend Amount Per Share True Up Amount is less than or equal to $0.00, no later than five (5) Business Days following the final determination thereof in accordance with this Section 2.5, Merger Partner and Remainco shall mutually agree upon a press or news release announcing that no amount shall be paid to Merger Partner Record Holders pursuant to the Merger Partner Dividend Payment Instrument. 2.6 Adjustment for Spinco. (a) Spinco Estimated Closing Statement. No later than ten (10) Business Days prior to the anticipated Distribution Date, Remainco shall deliver to Merger Partner a statement (the “Spinco Estimated Closing Statement”), in the same format as the Spinco Reference Closing Statement, setting forth Remainco’s good faith estimate of the Spinco Adjustment Amount (the “Spinco Estimated Adjustment Amount”) based on good faith estimates of (i) the Spinco Closing Net Working Capital (such estimate, the “Spinco Estimated Closing Net Working Capital”); (ii) the Spinco Closing Cash Amount (such estimate, the “Spinco Estimated Closing Cash Amount”); and (iii) the Spinco Closing Indebtedness Amount (such estimate, the “Spinco Estimated Closing Indebtedness Amount”). Remainco shall prepare the Spinco Estimated Closing Statement and the components thereof in accordance with the Spinco Transaction Accounting Principles. The Spinco Estimated Closing Statement, the Spinco Adjustment Amount,

30 the Spinco Initial Post-Closing Statement, the Spinco Estimated Closing Net Working Capital, the Spinco Estimated Closing Cash Amount, the Spinco Estimated Closing Indebtedness Amount, the Spinco Estimated Adjustment Amount, the Spinco Final Adjustment Amount, the Spinco Final Closing Net Working Capital, the Spinco Final Closing Cash Amount, the Spinco Final Closing Indebtedness Amount and the components, determinations and calculations thereof shall be prepared in good faith in accordance with the Spinco Transaction Accounting Principles and the Spinco Reference Closing Statement. Remainco shall give Merger Partner and its Representatives reasonable access to the books and records, accounting and finance personnel and auditors of Remainco to facilitate Merger Partner’s review of the Spinco Estimated Closing Statement and the components thereof and shall consider any comments to the Spinco Estimated Closing Statement and the components thereof made by Merger Partner. To the extent that Remainco and Merger Partner agree to any changes to the Spinco Estimated Closing Statement and the components thereof, Remainco shall revise the Spinco Estimated Closing Statement and the components thereof to reflect such changes. None of (A) the delivery or review of the Spinco Estimated Closing Statement and the components thereof or (B) any changes thereto prior to the Distribution Effective Time shall be deemed to limit any rights of Merger Partner to object to the Spinco Initial Post-Closing Statement or otherwise limit any of the rights of Merger Partner under any of the Transaction Documents. (b) Delivery of Initial Spinco Initial Post-Closing Statement. No later than sixty (60) days after the Distribution Date, Remainco shall deliver to Merger Partner a statement (the “Spinco Initial Post-Closing Statement”) in the same format as the Spinco Reference Closing Statement, setting forth Remainco’s calculation of the Spinco Closing Net Working Capital, the Spinco Closing Cash Amount and the Spinco Closing Indebtedness Amount. Remainco shall prepare the Spinco Initial Post-Closing Statement in good faith and in accordance with the Spinco Transaction Accounting Principles. If Remainco does not deliver to Merger Partner the Spinco Initial Post-Closing Statement within sixty (60) days after the Distribution Date, then Merger Partner may elect in writing (i) to prepare and present the Spinco Initial Post-Closing Statement to Remainco within an additional sixty (60) days or (ii) for the Spinco Estimated Closing Statement to become final and binding on Remainco and Merger Partner as the Spinco Final Post- Closing Statement. If Merger Partner elects to prepare the Spinco Initial Post-Closing Statement, then all subsequent references in this Section 2.6 to Remainco and Merger Partner, respectively, shall be read as references to Merger Partner and Remainco, respectively. To facilitate such preparation, Remainco shall, and shall cause the other members of the Remainco Group, to provide Merger Partner and its Representatives with full access to the employees of the members of the Remainco Group (including the Chief Financial Officer and the Chief Accounting Officer (or equivalent) of Remainco) and to all documentation, books, records and other information of the members of the Remainco Group as Merger Partner or any of its Representatives may reasonably request (including work papers relating to the Spinco Initial Post-Closing Statement); provided that such access does not unreasonably interfere with the conduct of the business of the Remainco Group. Each Party acknowledges that the sole purpose of the process set forth in this Section 2.6 is to determine the Spinco Final Adjustment Amount, the Spinco Final Closing Net Working Capital, the Spinco Final Closing Cash Amount and the Spinco Final Closing Indebtedness Amount and such process is not intended to permit the introduction of different judgments, accounting methods, policies, principles, practices, procedures, classifications or estimation methodologies in a manner inconsistent with the Spinco Transaction Accounting Principles.

31 (c) Review of Spinco Initial Post-Closing Statement. Merger Partner shall have sixty (60) days after the date on which it receives the Spinco Initial Post-Closing Statement to review the Spinco Initial Post-Closing Statement and the calculations set forth therein (the “Spinco Adjustment Review Period”). To facilitate such review, Remainco shall, and shall cause the other members of the Remainco Group, to provide Merger Partner and its Representatives with full access to the employees of the members of the Remainco Group (including the Chief Financial Officer and the Chief Accounting Officer (or equivalent) of Remainco) and to all documentation, books, records and other information of the members of the Remainco Group as Merger Partner or any of its Representatives may reasonably request (including work papers relating to the Spinco Initial Post-Closing Statement); provided that such access does not unreasonably interfere with the conduct of the business of the Remainco Group. If Merger Partner does not deliver a Spinco Adjustment Dispute Notice to Remainco with respect to any item in the Spinco Initial Post-Closing Statement on or prior to the last day of the Spinco Adjustment Review Period, then the amounts and calculations with respect to such items as set forth in the Spinco Initial Post-Closing Statement shall be deemed accepted by Merger Partner, whereupon the amounts and calculations of such items shall be final and binding on Remainco and Merger Partner. (d) Dispute Notice. If Merger Partner disagrees with the Spinco Initial Post- Closing Statement (including any amount or calculation set forth therein) in any respect and on any basis, Merger Partner may, on or prior to the last day of the Spinco Adjustment Review Period, deliver a notice to Remainco setting forth, in reasonable detail, each disputed item or amount and the basis for Merger Partner’s disagreement therewith (the “Spinco Adjustment Dispute Notice”). The Spinco Adjustment Dispute Notice shall set forth, with respect to each disputed item, Merger Partner’s position as to the correct amount or calculation that should have been included in the Spinco Initial Post-Closing Statement. The time period within which Merger Partner must deliver any Spinco Adjustment Dispute Notice shall be extended in the case of any undue delay by Remainco in providing Merger Partner access to its books and records, the personnel of, and work papers prepared by, Remainco and its Affiliates to the extent they relate to the preparation of the Spinco Initial Post-Closing Statement and such historical financial information, for each day that Remainco delays in providing Spinco such access. (e) Consultation. For the period of thirty (30) days beginning on the date on which Remainco receives a Spinco Adjustment Dispute Notice (the “Spinco Adjustment Consultation Period”), if applicable, Remainco and Merger Partner shall endeavor in good faith to resolve by mutual agreement all matters identified in the Spinco Adjustment Dispute Notice. (f) Independent Accounting Firm. In the event Remainco and Merger Partner are unable to resolve by mutual agreement any matter identified in the Spinco Adjustment Dispute Notice on or before the date on which the Spinco Adjustment Consultation Period ends, Remainco or Merger Partner may engage an Independent Accounting Firm to make a determination with respect to all of such matters in dispute in its capacity as an expert and not as an arbitrator. If Remainco and Merger Partner are unable to agree upon an Independent Accounting Firm within ten (10) Business Days after the end of Spinco Adjustment Consultation Period, then within an additional ten (10) Business Days, Remainco and Merger Partner shall each select one such firm and those two firms shall select a third such firm, in which event the “Independent Accounting Firm” shall be such third firm. The fees and expenses of the Independent Accounting Firm shall be borne by Remainco, on the one hand, and Merger Partner, on the other hand, proportionately

32 based on the determination by the Independent Accounting Firm of the matters submitted to it pursuant to Section 2.6(g). The calculation of such proportionate payments shall be based on the relative position of the determination of the Independent Accounting Firm in comparison to the positions submitted to it pursuant to this Section 2.6(f). All other fees and expenses incurred by Remainco or Merger Partner in connection with the preparation or review of the Spinco Initial Post-Closing Statement or the Spinco Adjustment Dispute Notice shall be borne by the Party incurring such fees and expenses. (g) Dispute Resolution Procedure. Remainco and Merger Partner shall direct the Independent Accounting Firm to render a determination within sixty (60) days after its retention, and shall, and shall cause their respective Representatives to, cooperate with the Independent Accounting Firm during its engagement in connection with this Agreement. Each Party shall promptly (and in any event within ten (10) Business Days) after the Independent Accounting Firm’s engagement, submit to the Independent Accounting Firm its calculations of the disputed items or amounts identified in the Spinco Adjustment Dispute Notice and information, arguments and support for their respective positions, and shall concurrently deliver a copy of such materials to the other Party. Each Party shall then be given an opportunity to supplement the information, arguments and support included in its initial submission with one additional submission to respond to any arguments or positions taken by the other Party in such other Party’s initial submission, which supplemental information shall be submitted to the Independent Accounting Firm (with a copy thereof to the other Party) within five (5) Business Days after the first date on which Remainco and Merger Partner have submitted their respective initial submissions to the Independent Accounting Firm. The Independent Accounting Firm shall thereafter be permitted to request additional or clarifying information from the Parties, and the Parties shall cooperate and shall cause their Representatives to cooperate with such requests of the Independent Accounting Firm. The Independent Accounting Firm shall determine, based solely on the materials so presented by the Parties and upon information received in response to such requests for additional or clarifying information and not by independent review, only those issues in dispute specifically set forth in the Spinco Adjustment Dispute Notice and shall render a written report to Remainco and Merger Partner (the “Spinco Adjustment Report”) in which the Independent Accounting Firm shall, after considering all matters set forth in the Spinco Adjustment Dispute Notice, make a final determination, binding on the Parties, of the appropriate amount of each of the line items in the Spinco Initial Post-Closing Statement as to which Remainco and Merger Partner disagree as identified in the Spinco Adjustment Dispute Notice. During the review by the Independent Accounting Firm, Remainco, Merger Partner and their respective accountants shall each make available to the Independent Accounting Firm interviews with such individuals, and such information, books and records and work papers, as may be reasonably required by the Independent Accounting Firm to fulfill its obligations under this Section 2.6 and preparing and rendering the Spinco Adjustment Report; provided that the accountants of Remainco and Merger Partner shall not be obligated to make any work papers available to the Independent Accounting Firm except in accordance with such accountants’ normal disclosure procedures and then only after the Independent Accounting Firm has signed a customary agreement relating to such access to work papers in form and substance reasonably acceptable to such accountants. (h) Spinco Adjustment Report. The Spinco Adjustment Report shall set forth, in reasonable detail, the Independent Accounting Firm’s determination with respect to each of the disputed items or amounts specified in the Spinco Adjustment Dispute Notice, and the revisions,

33 if any, to be made to the Spinco Initial Post-Closing Statement, together with supporting calculations. In resolving any disputed item, the Independent Accounting Firm (i) shall be bound by the principles underlying this Section 2.6 and the terms of this Agreement, (ii) shall limit its review to matters specifically set forth in the Spinco Adjustment Dispute Notice and shall resolve such matters in its capacity as an expert and not as an arbitrator, (iii) shall not make any determination as to whether the Spinco Transaction Accounting Principles were followed (unless a dispute as to such matter was expressly included in the Spinco Adjustment Dispute Notice) and (iv) shall not assign a value to any item higher than the highest value for such item claimed by Remainco or Merger Partner or less than the lowest value for such item claimed by Remainco or Merger Partner as set forth in the Spinco Adjustment Dispute Notice or the Spinco Initial Post- Closing Statement. The Spinco Adjustment Report, absent fraud, shall be final and binding upon Remainco and Merger Partner. The Independent Accounting Firm shall not have the authority to resolve issues relating to (A) breaches of representations, warranties, covenants or agreements, or (B) other claims that are not within the scope of the disputed matters specifically set forth in the Spinco Adjustment Dispute Notice. (i) Final Amounts. The Spinco Closing Net Working Capital, the Spinco Closing Cash Amount, the Spinco Closing Indebtedness Amount and the Spinco Adjustment Amount that are final and binding on the Parties, as determined through agreement of the Parties or through the action of the Independent Accounting Firm pursuant to this Section 2.6 are referred to in this Agreement, respectively, as the “Spinco Final Closing Net Working Capital,” the “Spinco Final Closing Cash Amount,” the “Spinco Final Closing Indebtedness Amount” and the “Spinco Final Adjustment Amount”. (j) Spinco Final Adjustment Amount. (i) If the amount equal to (A) the sum of (1) the Spinco Final Adjustment Amount and (2) the Spinco Adjustment Amount Increase, minus (B) the Spinco Adjustment Amount Decrease is (x) greater than the Spinco Estimated Adjustment Amount, the amount of such excess is referred to as the “Spinco Excess Amount,” or (y) less than the Spinco Estimated Adjustment Amount, the amount of such shortfall is referred to as the “Spinco Shortfall Amount.” If the sum of the Merger Partner Over Payment Amount plus the Merger Partner Negative Estimated Dividend is (x) greater than $0.00, the amount is referred to as the “Spinco Adjustment Amount Increase,” or (y) less than $0.00, the absolute value of the amount of such shortfall is referred to as the “Spinco Adjustment Amount Decrease.” (ii) no later than five (5) Business Days after the later of (A) the determination of the Spinco Final Adjustment Amount and (B) the determination of the Merger Partner Final Dividend Amount, a payment by wire transfer in respect thereof shall be made as follows: A. If the calculation in Section 2.6(j)(i) results in a Spinco Excess Amount, then the Spinco Excess Amount shall be paid by Merger Partner to a bank account designated in writing by Remainco; and

34 B. If the calculation in Section 2.6(j)(i) results in a Spinco Shortfall Amount, then the Spinco Shortfall Amount shall be paid by Remainco to a bank account designated in writing by Merger Partner. Any payment pursuant to this Section 2.6 (i) shall be made following the Second Step Merger Effective Time in accordance with this Agreement and (ii) shall be made in immediately available funds in United States dollars by wire transfer to a bank account designated in writing by the Party entitled to receive the payment. 2.7 Payments and Computations. Each Party shall make each payment due under this Agreement to the other Party as early as practicable on the day when due. All payments shall be paid by wire transfer in immediately available funds to the account or accounts designated in advance by the Party receiving such payment and shall be free and clear of any deduction or withholding for Taxes except as required by Law; provided that the Party making such payment shall provide notice to the other Party prior to making any such deduction or withholding and use reasonable best efforts to reduce or eliminate the amount of Taxes required to be deducted or withheld. All computations of interest shall be made on the basis of a year of 365 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Whenever any payment under this Agreement shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of, and payment of, interest. ARTICLE III RELEASE AND INDEMNIFICATION 3.1 Release of Pre-Distribution Claims. (a) Except as provided in Section 3.1(b), Section 3.1(c) or Section 3.1(d): (i) Remainco, for itself and each other member of the Remainco Group (other than any member of the Spinco Group), as of the Distribution Effective Time and, to the extent permitted by Law, all Persons who at any time prior to the Distribution Effective Time were directors, officers, agents or employees of any member of the Remainco Group (in their respective capacities as such), in each case, together with their respective heirs, executors, administrators, successors and assigns (collectively, the “Remainco Releasing Parties”), does release and forever discharge each member of the Spinco Group and all Persons who at any time prior to the Distribution Effective Time were equityholders, partners, directors, officers, agents or employees of any member of the Spinco Group (in their respective capacities as such), in each case, together with their respective heirs, executors, administrators, successors and assigns (collectively, the “Spinco Released Parties”), from any and all Liabilities, whether at Law or in equity (including any right of contribution), whether arising under any Contract, by operation of Law or otherwise, in each case, to the extent existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur

35 or any conditions existing or alleged to have existed at or before the Distribution Effective Time, including in connection with the Separation and the Distribution and any of the Contemplated Transactions (such Liabilities, the “Remainco Released Liabilities”), and in any event shall not, and shall cause the other members of its Group not to, bring any Action against any Spinco Released Party with respect to any Remainco Released Liabilities; provided that nothing in this Section 3.1(a)(i) shall relieve any Person released in this Section 3.1(a)(i) who, after the Distribution Effective Time, is a director, officer or employee of any member of the Spinco Group and is no longer a director, officer or employee of any member of the Remainco Group from Liabilities to the Spinco Group or the Merger Partner Group arising out of, relating to or resulting from his or her service as a director, officer or employee of any member of the Spinco Group after the Distribution Effective Time. Notwithstanding the foregoing, (A) nothing in this Agreement shall be deemed to limit Remainco or any member of the Remainco Group from commencing any Actions against (1) any member of the Spinco Group or any Spinco Group officer, director, agent or employee, or his or her respective heirs, executors, administrators, successors and assigns with regard to matters arising from, or relating to, theft of Remainco’s Intellectual Property or know-how or (2) any Spinco Group officer, director, agent or employee, or his or her respective heirs, executors, administrators, successors and assigns with regard to matters arising from, or relating to fraudulent or intentional criminal acts by any such officers, directors, agents or employees and (B) nothing in this Agreement shall be deemed to release any current or former employee of the Spinco Group from any Liability to the extent that such Liability relates to, arises out of or results from intentional misconduct by such individual. (ii) Merger Partner (solely in its capacity as an equityholder of the members of the Spinco Group) and Spinco, for itself and each other member of its Group as of the Distribution Effective Time and, to the extent permitted by Law, all Persons who at any time prior to the Distribution Effective Time were directors, officers, agents or employees of any member of the Spinco Group or Merger Partner (solely in its capacity as an equityholder of members of the Spinco Group) (in each case, in their respective capacities as such), in each case, together with their respective heirs, executors, administrators, successors and assigns (collectively, the “Merger Partner Releasing Parties”), does release and forever discharge each member of the Remainco Group and all Persons who at any time prior to the Distribution Effective Time were equityholders, partners, directors, officers, agents or employees of any member of the Remainco Group (in their respective capacities as such), in each case, together with their respective heirs, executors, administrators, successors and assigns (collectively, the “Remainco Released Parties”), from any and all Liabilities, whether at Law or in equity (including any right of contribution), whether arising under any Contract, by operation of Law or otherwise, in each case, to the extent existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed at or before the Distribution Effective Time, including in connection with the Separation and the Distribution and the Contemplated Transactions (such Liabilities, the “Spinco

36 Released Liabilities”), and in any event shall not, and shall cause the other members of its Group not to, bring any Action against any Remainco Released Party with respect to any Spinco Released Liabilities. Notwithstanding the foregoing, (A) nothing in this Agreement shall be deemed to limit any member of the Spinco Group from commencing any Actions against any Remainco Group officer, director, agent or employee, or any of their respective heirs, executors, administrators, successors and assigns with regard to matters arising from, or relating to, (1) theft of Spinco’s Intellectual Property or know-how or (2) fraudulent or intentional criminal acts by any such officers, directors, agents or employees and (B) nothing in this Agreement shall be deemed to release any current or former employee of the Remainco Group from any Liability to the extent that such Liability relates to, arises out of or results from intentional misconduct by such individual. (b) Nothing contained in this Agreement, including Section 1.3, Section 1.4 or Section 3.1(a), shall impair or otherwise affect any right of any Party and, as applicable, a member of such Party’s Group, as well as their respective successors and assigns, pursuant to or contemplated by, or ability to enforce, any of the Transaction Documents or to recover for any breach or violation of any of the terms of any of the Transaction Documents that are to be performed after, or survive, the Distribution Effective Time. (c) Nothing contained in Section 3.1(a)(i) shall be deemed to be a release by a Remainco Releasing Party of any Person (including any Spinco Released Party) from any of the following and none of the following shall constitute Remainco Released Liabilities: (i) any Liability Assumed or Transferred by or allocated to a member of the Spinco Group or a member of the Merger Partner Group pursuant to or as contemplated by, or any other Liability of any member of the Spinco Group or any member of the Merger Partner Group under, any of the Transaction Documents, including any Spinco Liability; (ii) any Liability provided for in, or resulting from, any Contract (A) that is entered into after the Distribution Effective Time between any the Remainco Releasing Party, on the one hand, and any Spinco Released Party, on the other hand; or (B) between any Remainco Releasing Party, on the one hand, and any Spinco Released Party, on the other hand, that, as contemplated by Section 1.3, is not terminated as of the Distribution Effective Time or the Merger Effective Time in accordance with any of the Transaction Documents or is expressly contemplated by any of the Transaction Documents to survive the Distribution Effective Time and the Merger Effective Time; (iii) (A) any Liability that a member of the Merger Partner Group (or any Spinco Released Party) may have with respect to indemnification pursuant to this Agreement or (B) any obligations with respect to indemnification or allocation of Liability under any of the Transaction Documents, which Liability shall be governed by the provisions of this Agreement and, in particular, this Article III and, if applicable, the appropriate provisions of the other Transaction Documents;

37 (iv) any Liability the release of which would result in a release of any Person other than the Spinco Released Parties released in Section 3.1(a)(i); provided that Remainco agrees not to bring any Action or permit any other member of the Remainco Group to bring any Action against a Spinco Released Party released in Section 3.1(a)(i) with respect to such Liability; and (v) the obligation of the members of the Merger Partner Group to consummate the Contemplated Transactions and to perform their respective obligations under any of the Transaction Documents. (d) Nothing contained in Section 3.1(a)(ii) shall be deemed to be a release by a Spinco Releasing Party of any Person (including any Remainco Released Party) from any of the following and none of the following shall constitute Spinco Released Liabilities: (i) any Liability Assumed or Transferred by or allocated to a member of the Remainco Group pursuant to or as contemplated by, or any other Liability of any member of the Remainco Group under, any of the Transaction Documents, including any Remainco Retained Liability; (ii) any Liability provided for in, or resulting from, any Contract (A) that is entered into after the Distribution Effective Time between any the Spinco Releasing Party, on the one hand, and any Remainco Released Party, on the other hand or (B) between any Spinco Releasing Party, on the one hand, and any Remainco Released Party, on the other hand that, as contemplated by Section 1.3, is not terminated as of the Distribution Effective Time or the Merger Effective Time in accordance with any of the Transaction Documents or is expressly contemplated by any of the Transaction Documents to survive the Distribution Effective Time and the Merger Effective Time; (iii) (A) any Liability that the Remainco Group (or any Remainco Released Party) may have with respect to indemnification pursuant to this Agreement or (B) any obligations with respect to indemnification or allocation of Liability under any of the Transaction Documents, which Liability shall be governed by the provisions of this Agreement and, in particular, this Article III and, if applicable, the appropriate provisions of the other Transaction Documents; (iv) any Liability the release of which would result in a release of any Person other than the Remainco Released Parties released in Section 3.1(a)(ii); provided that Spinco and Merger Partner agree not to bring any Action or permit any other member of the Merger Partner Group to bring any Action against a Spinco Released Party released in Section 3.1(a)(ii) with respect to such Liability; and (v) the obligation of the members of the Remainco Group to consummate the Contemplated Transactions and to perform their respective obligations under any of the Transaction Documents. (e) From and after the Distribution Effective Time, (i) Remainco shall not, and shall not permit any member of the Remainco Group to, make any claim for offset, or commence

38 any Action, including any claim of indemnification, against any Spinco Released Party released pursuant to Section 3.1(a)(i), with respect to any Liabilities released pursuant to Section 3.1(a)(i) and (ii) Merger Partner and Spinco shall not, and shall not permit any member of the Merger Partner Group to, make any claim for offset, or commence any Action, including any claim of indemnification, against any Remainco Released Party released pursuant to Section 3.1(a)(ii), with respect to any Liabilities released pursuant to Section 3.1(a)(ii). This Section 3.1(e) shall not restrict the ability of any Remainco Releasing Party or any Merger Partner Releasing Party, as the case may be, from bringing any claims in respect of Liabilities that were not released under Section 3.1(a)(i) or Section 3.1(a)(ii), as the case may be (including any claims in respect of any Liabilities that Section 3.1(c) or Section 3.1(d), as the case may be, specified as not being Remainco Released Liabilities or Spinco Released Liabilities, as the case may be). (f) From and after the Distribution Effective Time, (i) if any Remainco Releasing Party initiates any Action with respect to claims released by Section 3.1(a)(i) against any Spinco Released Party, Remainco shall be responsible for the fees and expenses of counsel of the Merger Partner Group and the Spinco Group in defending against such Action, and the Merger Partner Group and the Spinco Group shall be indemnified by the Remainco Group for all Liabilities incurred in connection with such Action in accordance with the provisions set forth in this Article III and (ii) if any Spinco Releasing Party initiates any Action with respect to claims released by Section 3.1(a)(ii) against any Remainco Released Party, Merger Partner and Spinco shall be responsible for the fees and expenses of counsel of the Remainco Group in defending against such Action, and the Remainco Group shall be indemnified by the Merger Partner Group and the Spinco Group for all Liabilities incurred in connection with such Action in accordance with the provisions set forth in this Article III. This Section 3.1(f) shall not restrict the ability of any Remainco Releasing Party or any Merger Partner Releasing Party, as the case may be, from bringing any claims in respect of Liabilities that were not released under Section 3.1(a)(i) or Section 3.1(a)(ii), as the case may be (including any claims in respect of any Liabilities that Section 3.1(c) or Section 3.1(d), as the case may be, specified as not being Remainco Released Liabilities or Spinco Released Liabilities, as the case may be). (g) The release in this Section 3.1 includes a release of any rights and benefits with respect to such Liabilities that each Party and each member of such Party’s Group, and its successors and assigns, now has or in the future may have conferred upon them by virtue of any statute or common law principle which provides that a general release does not extend to claims which a Party does not know or suspect to exist in its favor at the time of executing the release, if knowledge of such claims would have materially affected such Party’s settlement with the obligor. In this connection, each Party acknowledges that it is aware that factual matters now unknown to it may have given or may hereafter give rise to Liabilities that are presently unknown, unanticipated and unsuspected, and further agrees that this release has been negotiated and agreed upon in light of that awareness and each such Party nevertheless intends to release the Persons described in Section 3.1(a) from the Liabilities described in Section 3.1(a). 3.2 Indemnification by Remainco. In addition to any other provisions of this Agreement requiring indemnification and except as otherwise specifically set forth in any provision of any of the Transaction Documents, from and after the Distribution Effective Time, each member of the Remainco Group (excluding, for the avoidance of doubt, any member of the Spinco Group) shall, on a joint and several basis, indemnify, defend and hold harmless each

39 member of the Merger Partner Group, the Spinco Group and each of their Affiliates (the “Spinco Indemnified Parties”) to the fullest extent permitted by Law from and against any and all Losses of the Spinco Indemnified Parties to the extent relating to, arising out of, by reason of or otherwise in connection with (a) the Remainco Retained Liabilities, including the failure of any member of the Remainco Group or any other Person to pay, perform or otherwise discharge any Remainco Retained Liability in accordance with its respective terms, whether arising prior to, at or after the Distribution Effective Time; (b) any Non-Transferable Liabilities that would otherwise be considered Remainco Retained Liabilities (whether such Liabilities arose prior to, at or after the Distribution Effective Time); (c) any Remainco Retained Asset or any Remainco Retained Liability, whether arising prior to, at or after the Distribution Effective Time; and (d) any breach after the Distribution Effective Time by any member of the Remainco Group of any covenant or agreement in any of the Transaction Documents that is to be performed following the Distribution Effective Time unless such Transaction Document expressly provides for separate indemnification therein, in which case any such indemnification claims shall be made under and subject to such Transaction Document (it being understood and agreed that if a Transaction Document contains any limitations on types or amount of Losses or Liabilities that are recoverable in respect of the subject matter of such Transaction Document whether by indemnification, Action or otherwise (or provides that the remedies provided under such Transaction Document are the exclusive remedy for the subject matter under such Transaction Document), such limitations and the exclusive remedy provisions shall be applicable and shall control any and all claims for indemnification or claims for breach or otherwise made under this Agreement or any other Transaction Document); (e) any amendments, modifications or supplementations to the Separation Plan made by Remainco prior to the Distribution Effective Time that were not consented to by Merger Partner and (i) adversely affected the members of the Merger Partner Group, taken as a whole, and (ii) resulted in Losses of the members of the Merger Partner Group, taken as a whole, that were greater than One Million Dollars ($1,000,000) and would not have occurred if such amendments, modifications or supplements had not been given; (f) any Existing Remainco Credit Support Instrument; and (g) Remainco’s ownership, use or operation of any Spinco Former Business during the time such Spinco Former Business was owned by a member of the Remainco Group. 3.3 Indemnification by Spinco Group and Merger Partner Group. In addition to any other provisions of this Agreement requiring indemnification and except as otherwise specifically set forth in any provision of any of the Transaction Documents, from and after the Distribution Effective Time, each member of the Spinco Group and each member of the Merger Partner Group shall, on a joint and several basis, indemnify, defend and hold harmless each member of the Remainco Group and its Affiliates (the “Remainco Indemnified Parties”) to the fullest extent permitted by Law from and against any and all Losses of the Remainco Indemnified Parties to the extent relating to, arising out of, by reason of or otherwise in connection with (a) the Spinco Liabilities, including the failure of any member of the Spinco Group or any other Person to pay, perform or otherwise discharge any Spinco Liability in accordance with its respective terms, whether arising prior to, at or after the Distribution Effective Time; (b) any Non- Transferable Liabilities that would otherwise be considered Spinco Liabilities (whether such Liabilities arose prior to, at or after the Distribution Effective Time); (c) any Existing Spinco Credit Support Instrument; (d) any Spinco Asset or any Spinco Liability, whether arising prior to, at or after the Distribution Effective Time; and (e) any breach after the Distribution Effective Time by any member of the Merger Partner Group of any covenant or agreement in any of the Transaction Documents that is to be performed following the Distribution Effective Time unless

40 such Transaction Document expressly provides for separate indemnification therein, in which case any such indemnification claims shall be made under and subject to such Transaction Document (it being understood and agreed that if a Transaction Document contains any limitations on types or amount of Losses or Liabilities that are recoverable in respect of the subject matter of such Transaction Document whether by indemnification, Action or otherwise (or provides that the remedies provided under such Transaction Document are the exclusive remedy for the subject matter under such Transaction Document), such limitations and the exclusive remedy provisions shall be applicable and control any and all claims for indemnification or claims breach or otherwise made under this Agreement or any other Transaction Document). 3.4 Procedures for Indemnification. (a) A Person who may be entitled to be indemnified and held harmless under Section 3.2 or Section 3.3 (the “Indemnified Party”), shall promptly notify (but in any event within thirty (30) days) the Party that is potentially liable therefor (the “Indemnifying Party”) in writing of any pending or threatened claim, investigation, proceeding or demand by a Third Party that the Indemnified Party has determined has given or could reasonably give rise to such a right under this Agreement (including a pending or threatened claim or demand asserted by a Third Party against the Indemnified Party, such claim being a “Third-Party Claim”), describing in reasonable detail the facts and circumstances with respect to the subject matter of such claim or demand and, if applicable, the specific provision of this Agreement that the Indemnified Party alleges to be breached (or the category of indemnification into which the Loss fits); provided that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article III except to the extent the Indemnifying Party is prejudiced by such failure. Following delivery of a notice of a Third-Party Claim, the Indemnified Party shall deliver to the Indemnifying Party, promptly (and in any event within ten (10) Business Days) after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to such Third-Party Claim; provided that the failure to deliver such notices and documents shall not release the Indemnifying Party from any of its obligations except to the extent the Indemnifying Party shall have been prejudiced as a result of such failure. (b) Following receipt of a notice of a Third-Party Claim from an Indemnified Party pursuant to Section 3.4(a), the Indemnifying Party may assume the defense and control of such Third-Party Claim by delivery of written notice to the Indemnified Party, and if it does not assume the defense of such Third-Party Claim, to participate in the defense of any Third-Party Claim in accordance with the terms of Section 3.5 at such Indemnifying Party’s own cost and expense and by such Indemnifying Party’s own counsel, that is reasonably acceptable to the Indemnified Party, within thirty (30) days of receipt of an indemnification notice of from such Indemnified Party; provided that the Indemnifying Party shall not be entitled to assume or maintain control of the defense of any Third-Party Claim and shall pay the reasonable fees and expenses of counsel retained by the Indemnified Party to the extent (i) in the reasonable judgment of the Indemnified Party, after consultation with outside counsel, there exists a conflict of interest between the Indemnifying Party and the applicable Indemnified Party in the defense of such Third- Party Claim by the Indemnifying Party, (ii) the Third-Party Claim is a criminal proceeding, action, indictment, allegation or investigation against the Indemnified Party or (iii) the Third-Party Claim

41 seeks injunctive or other non-monetary relief that, if granted, would reasonably be expected to have a material and adverse effect on the Indemnified Party’s business. (c) The Indemnified Party may take any actions reasonably necessary to defend such Third-Party Claim prior to the time that it receives a notice from the Indemnifying Party as contemplated by Section 3.4(b). If the Indemnifying Party assumes the defense of any Third-Party Claim, the Indemnifying Party shall allow the Indemnified Party a reasonable opportunity to participate in the defense of such Third-Party Claim with its own counsel and at its own expense, and the Indemnifying Party shall not be liable to the Indemnified Party for legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof (it being understood and agreed that even if the Indemnified Party participates in the defense of such a Third-Party Claim, the Indemnifying Party shall control the defense and all decisions with respect thereto). Remainco or Spinco, as the case may be, shall, and shall use their reasonable best efforts to, and to cause their Affiliates and Representatives to, cooperate fully with the Indemnifying Party in the defense of any Third-Party Claim. Without limiting the generality of the foregoing, from and after the delivery of a notice of a claim for indemnification, at the reasonable request of the Indemnifying Party, each Indemnified Party shall grant the Indemnifying Party and its Representatives reasonable access, during normal business hours, to the books, records, personnel and properties of the Indemnified Party to the extent reasonably related to such claim, at no cost to the Indemnifying Party (other than for reasonable out-of-pocket expenses of the Indemnified Parties). To the extent permitted by Law, the Indemnifying Party shall be authorized to consent to a settlement of, or the entry of any judgment arising from, any Third-Party Claim, without the consent of any Indemnified Party; provided that (i) such settlement provides only for the payment of monetary damages (and does not impose any injunctive relief or otherwise impose any conditions or restrictions on the applicable Indemnified Party), (ii) the Indemnifying Party pays or causes to be paid all amounts arising out of such settlement or judgment concurrently with the effectiveness of such settlement (subject to the limitations in this Agreement), (iii) the Indemnifying Party obtains, as a condition of any settlement or other resolution, a complete and unconditional release of each Indemnified Party from any and all liability with respect to such Third-Party Claim and (iv) does not involve any admission by the Indemnified Party of any wrongdoing or violation of Law. (d) No Indemnifying Party shall have any liability under this Article III for any Losses arising out of or in connection with any Third-Party Claim that is settled or compromised by an Indemnified Party without the prior consent of such Indemnifying Party (such consent not to be unreasonably withheld, conditioned or delayed). (e) If an Indemnified Party wishes to make a claim under this Article III that does not involve a Third-Party Claim, the Indemnified Party shall give written notice to the Indemnifying Party setting forth (i) a reasonably detailed description of the claim, (ii) a good faith estimate of the amount of the claim (to the extent ascertainable) and (iii) the specific provision of this Agreement that the Indemnified Party alleges to be breached (or other category of indemnification into which the Loss fits), and such notice shall be accompanied by copies of all documentation available to the Indemnified Party that may be necessary or appropriate for the purposes of enabling the Indemnifying Party to be informed and to take any and all appropriate decisions and actions with respect to the matter and Loss that is the subject of the claim; provided that the failure to provide such notice on a timely basis shall not release the Indemnifying Party

42 from any of its obligations under this Article III except to the extent the Indemnifying Party is actually prejudiced by such failure. Reasonable and documented out-of-pocket expenses incurred by current or former Representatives of a Party or another member of such Party’s Group (but in no event any compensation expenses of current employees of a Party or another member of a Party’s Group) in connection with another Party’s access to them shall be reimbursed by such other Party promptly following such other Party’s receipt of an invoice specifying in reasonable detail the expenses incurred. 3.5 Cooperation. (a) Following the Distribution Effective Time, each Party shall, and shall cause the other members of its Group to, use commercially reasonable efforts to (i) provide any other Party, the members of its Group and its and their Representatives with access reasonably necessary to Pursue the Remainco Retained Liabilities or the Spinco Liabilities (as applicable), at normal business hours and upon reasonable notice, to the books and records (including electronic and archived documents) and facilities of the members of such Party’s Group and to current and former Representatives of the members of such Party’s Group, including in connection with testimony in litigation and factual investigation, and (ii) upon written request from the other Party (including on behalf of any member of its Group), (A) generally provide support, and make the Representatives of the members of its Group (current and future and, to the extent practicable, former and taking into account the work schedules and other commitments of the aforementioned Persons) available to provide assistance and expertise at such times and in such places as reasonably necessary, to Pursue the Remainco Retained Liabilities or the Spinco Liabilities, as applicable, to the extent that the requesting Party believes any such Persons may reasonably be useful or required in connection with the Pursuit of the Remainco Retained Liabilities or the Spinco Liabilities, as applicable, and (B) reasonably promptly select a person or persons to provide the requested assistance after conferring in good faith to determine which person or persons should provide such assistance, and shall use reasonable best efforts to make such person or persons available; provided that, in the case of each of clauses (i) and (ii), (1) each Party only shall be required to provide such access and make the current and former Representatives of it and the members of its Group available to the extent and in such manner as does not unreasonably interfere with the ongoing operations of the members of the Spinco Group, and (2) each Party may withhold access from other Party to the extent that such Party is aware that (x) it or any of the members of its Group is subject to the terms of a confidentiality agreement with a Third Party or another Contract that restricts such access; provided that such Party shall, and shall cause the other members of its Group to, use commercially reasonable efforts to obtain the required consent of such Third Party to provide such access, (y) providing such access would result in a loss of attorney-client or other legal privilege; provided that each Party shall, and shall cause the other members of its Group to, use commercially reasonable efforts to allow such access (or access to a portion thereof) in a manner that does not result in a loss of such privilege, or (z) providing such access would violate any Law; provided that each Party shall, and shall cause the other members of its Group to, use commercially reasonable efforts to provide such access in a manner that does not violate such Law. Notwithstanding the foregoing, each Party shall, and shall cause the other members of its Group, to use commercially reasonable efforts to make any employee or other Person under its control available to testify at a trial or evidentiary hearing at the request of the other Party.

43 (b) Subject to the limitations on confidentiality and privilege set forth in the Transaction Documents and subject to applicable Law, from the Distribution Date until the date which is six (6) years following the Distribution Date, with respect to any material Action by a Governmental Authority against any member of the Remainco Group (i) where it is known the facts giving rise to such Action occurred prior to the Distribution Effective Time and (ii) such Action would reasonably be expected to adversely impact the Spinco Business or the Spinco Group (taken as a whole) in a manner that is different from other participants in the industries in which the Spinco Business operates, Remainco, shall promptly provide notice to Spinco of such Action and to the extent doing so does not unreasonably interfere with the business or operations of Remainco, consider in good faith if any suggestions Spinco has with respect to such Action. (c) Subject to the limitations on confidentiality and privilege set forth in the Transaction Documents and subject to applicable Law, from the Distribution Date until the date which is six (6) years following the Distribution Date, with respect to any material Action by a Governmental Authority against any member of the Spinco Group (i) where it is known the facts giving rise to such Action occurred prior to the Distribution Effective Time and (ii) such Action would reasonably be expected to adversely impact the Remainco Retained Business or the Remainco Group (taken as a whole) in a manner that is different from other participants in the industries in which the Remainco Retained Business operates, Spinco shall promptly provide notice to Remainco of such Action and to the extent doing so does not unreasonably interfere with the business or operations of Spinco, consider in good faith if any suggestions Remainco has with respect to such Action. 3.6 Indemnification Payments. In the event a claim for indemnification under this Article III shall have been finally determined, the amount of such final determination shall be paid to the Indemnified Party on demand in immediately available funds. An indemnification claim, and the liability for and amount of damages therefor, shall be deemed to be “finally determined” for purposes of this Article III when the Parties to such indemnification claim have so determined by mutual agreement or, if disputed, when a final non-appealable Governmental Approval shall have been entered. 3.7 Additional Indemnification Provisions. (a) All Losses shall be (i) net of any Tax Benefit and (ii) net of any Eligible Insurance Proceeds. (b) In any case where an Indemnified Party recovers from a third Person any amount with respect to any Loss paid by the Indemnifying Party pursuant to this Article III, such Indemnified Party shall promptly pay over to the Indemnifying Party the amount so recovered (after deducting therefrom the amount of reasonable costs incurred by it in procuring such recovery, which costs shall not exceed the amount so recovered), but not in excess of the sum of (i) any amount previously paid by the Indemnifying Party to or on behalf of the Indemnified Party with respect to such claim and (ii) any amount expended by the Indemnifying Party in pursuing or defending any claim arising out of such Loss. (c) If any portion of Losses to be paid by the Indemnifying Party pursuant to this Article III could be recovered from a Third Party not affiliated with the relevant Indemnified

44 Party based on the underlying claim or demand asserted against such Indemnifying Party, then the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party and, upon the request of the Indemnifying Party, shall use commercially reasonable efforts to collect the maximum amount recoverable from such Third Party, in which event the Indemnifying Party shall reimburse the Indemnified Party for all reasonable costs and expenses incurred in connection with such collection (which costs and expenses of collection shall not exceed the amount recoverable from such Third Party); provided that the Indemnifying Party shall have no obligation to litigate against such Third Party to recover any portion of its Losses. If any portion of Losses actually paid by the Indemnifying Party pursuant to this Article III could have been recovered from a Third Party not affiliated with the relevant Indemnified Party based on the underlying claim or demand asserted against such Indemnifying Party, then the Indemnified Party shall transfer, to the extent transferable, such of its rights to proceed against such Third Party as are necessary to permit the Indemnifying Party to recover from such Third Party any amount actually paid by the Indemnifying Party pursuant to this Article III. (d) If any portion of Losses to be paid by the Indemnifying Party pursuant to this Article III may be covered, in whole or in part, by third-party insurance coverage, the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. The Indemnified Party shall use commercially reasonable efforts to collect the maximum amount of insurance proceeds thereunder, and all such proceeds actually collected with respect to any Loss (net of (i) the amount of reasonable costs incurred by the Indemnified Party or any of its Affiliates in collecting such proceeds and (ii) the present value of any increased costs incurred by such Indemnified Party or any of its Affiliates as a result of such Loss, including any retroactive or prospective premium adjustments resulting from such Loss) shall be considered “Eligible Insurance Proceeds”. Notwithstanding anything to the contrary contained in this Agreement, except as provided in Section 4.10, no Remainco Indemnified Party shall be required to seek to recover any Losses relating to or arising under any Spinco Liabilities from any Insurance Policies. (e) The aggregate liability of the members of the Remainco Group in the aggregate under Section 3.2(g) shall not exceed One Hundred Fifty Million Dollars ($150,000,000) (the “Cap”) and in no event shall any member of the Remainco Group (individually or collectively) be required to indemnify, defend or hold harmless any of the Spinco Indemnified Parties for any amounts in the aggregate in excess of the Cap. (f) The obligation of the members of the Remainco Group to indemnify, defend or hold harmless any Spinco Indemnified Party pursuant to Section 3.2(g) shall automatically terminate on the date that is two (2) years following the Distribution Date. 3.8 Additional Matters; Survival of Indemnities. The rights and obligations of each Party and their Indemnified Parties under this Article III shall survive (a) Transfer by any Party or a member of its Group of any Assets or businesses or the assignment by it of any Liabilities and (b) any merger, consolidation, business combination, restructuring, recapitalization, reorganization or similar transaction involving any Party or any a member of its Group. No Indemnified Party shall be entitled to payment and indemnification more than once with respect to the same matters (including to the extent taken into account as a dollar amount in the determination of the Spinco Final Adjustment Amount).

45 3.9 Mitigation. Each Party shall, and shall cause its Affiliates and Representatives to, take commercially reasonable steps to mitigate their respective Losses upon and after becoming aware of any fact, event, circumstance or condition that has given rise to, or would reasonably be expected to give rise to, any Losses that are indemnifiable in this Agreement. 3.10 Exclusive Remedies. From and after the Distribution Effective Time recovery pursuant to this Article III shall constitute the Parties’ sole and exclusive remedy for any and all Losses relating to or arising from any of the Transaction Documents and the Contemplated Transactions, and each Party waives and releases, to the fullest extent permitted by applicable Law, any and all other rights, remedies, claims and causes of action (including rights of contributions, if any), whether in contract, tort or otherwise, known or unknown, foreseen or unforeseen, which exist or may arise in the future, arising under or based upon any federal, state, local or foreign Law that any Party may have against the other Party with respect to any breach of any of the Transaction Documents; provided that the foregoing shall not deny (a) any Party specific performance when any such remedy is otherwise available under this Agreement as provided in Section 5.4 or as provided under any of the other Transaction Documents, (b) to the extent required by applicable Law, a Party’s right to exercise all of their rights and seek all damages available to them under Law in the event of claims or causes of action arising from Fraud; or (c) any Party or its Affiliates any remedies expressly provided for under any of the other Transaction Documents, and the foregoing shall not interfere with or impede the resolution of disputes pursuant to Section 2.5 or Section 2.6. 3.11 Third Party Actions. (a) Merger Partner acknowledges and agrees that the list of Actions described on Schedule 3.11(a) arise out of the Spinco Business and that the members of the Merger Partner Group shall be responsible for such Actions from and after the Closing (and any Losses and Liabilities arising therefrom, including with respect to any facts relating thereto that arose prior to the Closing) and that no member of the Merger Partner Group is entitled to any indemnification or contribution from Remainco or any of its Affiliates relating to such Actions. (b) Remainco acknowledges and agrees that the list of Actions described on Schedule 3.11(b) arise out of the Remainco Retained Business and that the members of the Remainco Group shall be responsible for such Actions from and after the Closing (and any Losses and Liabilities arising therefrom, including with respect to any facts relating thereto that arose prior to the Closing) and that no member of the Remainco Group is entitled to any indemnification or contribution from Merger Partner or any of its Affiliates relating to such Actions. (c) The Actions set forth on Schedule 3.11(a) are not all of the Actions that constitute Spinco Liabilities and the Actions set forth on Schedule 3.11(b) are not all of the Actions that constitute Remainco Retained Liabilities.

46 ARTICLE IV PRESERVATION OF RECORDS; ACCESS TO INFORMATION; CONFIDENTIALITY; PRIVILEGE 4.1 Preservation of Corporate Records. (a) Except to the extent otherwise contemplated by any of the Transaction Documents, a Party providing records or access to Information to another Party under this Article IV shall be entitled to receive from the Party receiving such records or access to information, upon the presentation of invoices therefor, payments for such amounts, relating to supplies, disbursements and other out-of-pocket expenses (which shall include the costs of any discovery vendor but shall not include the costs of salaries and benefits of employees of such Party or any pro rata portion of overhead or other costs of employing such employees which would have been incurred by such employees’ employer regardless of the employees’ service with respect to the foregoing), as are reasonably and actually incurred in providing such records or access to Information. (b) From and after the Merger Effective Time, except as otherwise required or agreed upon in writing, or as otherwise provided in any of the Transaction Documents, with regard to any Information referenced in Section 4.3, each Party shall use reasonable best efforts, at such Party’s sole cost and expense, to retain, until the latest of, as applicable, (i) the date on which such Information is no longer required to be retained pursuant to the applicable record retention policy of Remainco or such other member of the Remainco Group, respectively, as in effect immediately prior to the Distribution, including pursuant to any “litigation hold” issued by Remainco or other such member of the Remainco Group prior to the Distribution, (ii) the concluding date of any period as may be required by any applicable Law, (iii) the concluding date of any retention obligation for such Information that relates to a pending or threatened Action which is known to the members of such Party’s Group, as applicable, in possession of such Information, and (iv) the concluding date of any period during which the destruction of such Information would reasonably be expected to interfere with a pending or threatened investigation by a Governmental Authority which is known to the members of such Party’s Group, as applicable, in possession of such Information; provided that with respect to any pending or threatened Action arising after the Merger Effective Time, clause (iii) of this sentence applies only to the extent that whichever member of the applicable Party or its Group, as applicable, is in possession of such Information has been notified in writing pursuant to a “litigation hold” by the other Party of the relevant pending or threatened Action. Each Party agrees that from and after the Merger Effective Time, upon written request from the other Party that certain Information relating to the Spinco Business, the Remainco Retained Businesses or the transactions contemplated by this Agreement be retained, the Parties shall use reasonable best efforts to preserve and not to destroy or dispose of such Information without the consent of the requesting Party (reasonable best efforts shall include issuing a “litigation hold”). (c) The Parties intend that any transfer between Remainco and Spinco (including between their attorneys, Representatives and agents) of Information that is subject to the protections of the attorney-client or attorney work product privileges shall not operate as a

47 waiver of any potentially applicable privilege and shall be completed in accordance with Section 4.7. 4.2 Financial Statements and Accounting. (a) The members of the Remainco Group and the members of the Merger Partner Group shall provide the following reasonable assistance and, subject to Section 4.6, reasonable access to its properties, records, other Information and personnel set forth in this Section 4.2, from the Merger Effective Time until the fourth (4th) anniversary of the Closing Date (the “Applicable Period”) (i) in connection with the preparation and review or audit of such Party’s quarterly and annual financial statements, and the timely filing of such financial statements and the audit of such Party’s internal controls over financial reporting and management’s assessment thereof and management’s assessment of such Party’s disclosure controls and procedures, if required, and (ii) to the extent reasonably necessary to respond (and for the limited purpose of responding) to any written request or official comment from a Governmental Authority, such as in connection with responding to a comment letter from the SEC. Without limiting the foregoing, during the Applicable Period, each Party agrees as follows: (b) Except to the extent otherwise contemplated by the Transaction Documents and subject to Section 4.6 and Section 4.7, (i) Remainco and Merger Partner shall authorize and request their respective auditors to make reasonably available to the other Party’s auditors (the “Other Party’s Auditors”) both the personnel who performed or are performing the annual audits of such audited Party (each Party with respect to its own audit, the “Audited Party”) and work papers related to the annual audits of such Audited Party (subject to the execution of any reasonable and customary access letters that such Audited Party’s auditors may require in connection with the review of such work papers by such Other Party’s Auditors), in all cases within a reasonable time prior to such Audited Party’s auditors’ opinion date, so that the Other Party’s Auditors are able to perform the procedures they reasonably consider necessary to take responsibility for the work of the Audited Party’s auditors as it relates to their auditors’ report on such other Party’s financial statements, all within sufficient time to enable such other Party to meet its timetable for the filing of its annual financial statements with the SEC and (ii) until all governmental audits are complete, the members of the Merger Partner Group and the members of the Remainco Group shall provide reasonable access during normal business hours for the other Group’s internal auditors, counsel and other designated Representatives for matters relating to such audits, including to (A) the premises of the members of the Merger Partner Group, the members of the Spinco Group or the members of the Remainco Group, as applicable, and all Information (and duplicating rights) within the knowledge, possession or control of a member of the Merger Partner Group or a member of the Remainco Group, as applicable, with respect to the Spinco Business and (B) the officers and employees of the members of the Merger Partner Group or the members of the Remainco Group, as applicable, with respect to the Spinco Business, so that Merger Partner and Remainco may conduct reasonable audits relating to the financial statements in relation to the Spinco Business. (c) Without limitation of Section 4.6, nothing in this Article IV shall require any Party to violate any agreement with any Third Party regarding the confidentiality of confidential and proprietary Information relating to that Third Party or its business; provided that in the event that a Party is required under this Section 4.2 to disclose any such Information, such

48 Party shall use reasonable best efforts to seek to obtain such Third Party’s written consent to the disclosure of such Information. (d) Each Party acknowledges that Information provided under this Section 4.2 may constitute material, non-public Information, and trading in the securities of a Party (or the securities of its Affiliates, the members of its Group or partners) while in possession of such material, non-public material Information may constitute a violation of the U.S. federal securities Laws. 4.3 Provision of Corporate Records. Other than in circumstances in which indemnification is sought pursuant to Article III (in which event the provisions of such Article III shall govern) and subject to appropriate restrictions for privileged information or Confidential Information in Section 4.6 and Section 4.7: (a) After the Merger Effective Time, and subject to compliance with the terms of the Transaction Documents, upon the prior written reasonable request by, and at the expense of, Merger Partner for specific and identified Information: (i) that (A) relates to Spinco or the Spinco Business, as the case may be, prior to the Distribution Effective Time or (B) is necessary for Merger Partner and Spinco to comply with the terms of, or otherwise perform under, any of the Transaction Documents to which Remainco, Spinco and Merger Partner are parties, Remainco shall provide, as soon as reasonably practicable following the receipt of such request, appropriate copies of such Information (or the originals thereof if Merger Partner has a reasonable need for such originals) in the possession or control of the Remainco Group, but only to the extent such items so relate and are not already in the possession or control of a member of the Merger Partner Group; provided that, to the extent any originals are delivered to the member of the Merger Partner Group pursuant to any of the Transaction Documents, such member of the Merger Partner Group shall, at its own expense, return them to Remainco within a reasonable time after the need to retain such originals has ceased; provided, further, that such obligation to provide any requested Information shall terminate and be of no further force and effect on the date that is the later of (1) the sixth (6th) anniversary of the Distribution Date and (2) three (3) months after the earlier termination or expiration of the Transaction Document to which the Information relates; provided, further, that, if any such access or the provision of any such Information would violate any Law or would reasonably be expected to result in the waiver of any attorney-client privilege, rights under the work product doctrine or other applicable privilege, Remainco shall not be obligated to provide such Information requested by Merger Partner; provided that Remainco shall, and shall cause the other members of the Remainco Group to, use commercially reasonable efforts to allow such access (or access to a portion thereof) in a manner that does not result in a loss of such privilege; provided, further, that, if Remainco reasonably determines that any such provision of Information could be commercially detrimental in any material respect, require any consent from a Third Party (which cannot be reasonably obtained), or violate any Contract, the Parties shall, and shall cause each other member of their respective Groups to, take all reasonable best

49 measures to permit compliance with such obligations in a manner that avoids any such harm or consequence; or (ii) that (A) is required by Merger Partner with regard to reasonable compliance with reporting, disclosure, filing or other Laws imposed on Merger Partner (including under applicable securities Laws) by a Governmental Authority having jurisdiction over Merger Partner, or (B) is for use in any other judicial, regulatory, administrative or other proceeding or in order to satisfy audit, accounting, claims, regulatory, litigation, Action or other similar requirements, as applicable, Remainco shall provide, as soon as reasonably practicable following the receipt of such request, appropriate copies of such Information (or the originals thereof if Merger Partner has a reasonable need for such originals) in the possession or control of the Remainco Group, but only to the extent such items so relate and are not already in the possession or control of the Merger Partner Group; provided that, to the extent any originals are delivered to the Merger Partner Group pursuant to any of the Transaction Documents, Merger Partner shall, at its own expense, return them to Remainco within a reasonable time after the need to retain such originals has ceased; provided, further, that, in the event that any such access or the provision of any such Information would violate any Law or would reasonably be expected to result in the waiver of any attorney-client privilege, rights under the work product doctrine or other applicable privilege, Remainco shall not be obligated to provide such Information requested by Merger Partner; provided that Remainco shall, and shall cause the other members of the Remainco Group to, use commercially reasonable efforts to allow such access (or access to a portion thereof) in a manner that does not result in a loss of such privilege; provided, further, that if Remainco reasonably determines that any such provision of Information could be commercially detrimental in any material respect, require any consent from a Third Party (which cannot be reasonably obtained), or violate any Contract, the Parties shall, and shall cause each other member of their respective Groups to, take all reasonable best measures to permit compliance with such obligations in a manner that avoids any such harm or consequence. (b) After the Merger Effective Time, and subject to compliance with the terms of the Transaction Documents, upon the prior written reasonable request by, and at the expense of, Remainco for specific and identified Information: (i) that (A) relates to Remainco or the Remainco Retained Business, as the case may be, prior to the Distribution Effective Time or (B) is necessary for Remainco to comply with the terms of, or otherwise perform under, any of the Transaction Documents to which Remainco, Spinco and Merger Partner are parties, Merger Partner shall provide, as soon as reasonably practicable following the receipt of such request, appropriate copies of such Information (or the originals thereof if Remainco has a reasonable need for such originals) in the possession or control of the Merger Partner Group, but only to the extent such items so relate and are not already in the possession or control of a member of the Remainco Group; provided that, to the extent any originals are delivered to the member of the Remainco Group pursuant to any of the Transaction Documents, such member of

50 the Remainco Group shall, at its own expense, return them to Merger Partner within a reasonable time after the need to retain such originals has ceased; provided, further, that such obligation to provide any requested Information shall terminate and be of no further force and effect on the date that is the later of (1) the sixth (6th) anniversary of the Distribution Date and (2) three (3) months after the earlier termination or expiration of the Transaction Document to which the Information relates; provided, further, that to the extent that any such access or the provision of any such Information would violate any Law or would reasonably be expected to result in the waiver of any attorney-client privilege, rights under the work product doctrine or other applicable privilege, Merger Partner shall not be obligated to provide such Information requested by Remainco; provided that Merger Partner shall, and shall cause the other members of the Merger Partner Group to, use commercially reasonable efforts to allow such access (or access to a portion thereof) in a manner that does not result in a loss of such privilege; provided, further, that if Merger Partner reasonably determines that any such provision of Information could be commercially detrimental in any material respect, require any consent from a Third Party (which cannot be reasonably obtained), or violate any Contract, the Parties shall, and shall cause each other member of their respective Groups to, take all reasonable best measures to permit compliance with such obligations in a manner that avoids any such harm or consequence; or (ii) that (A) is required by Remainco with regard to reasonable compliance with reporting, disclosure, filing or other Laws imposed on Remainco (including under applicable securities Laws) by a Governmental Authority having jurisdiction over Remainco, or (B) is for use in any other judicial, regulatory, administrative or other proceeding or in order to satisfy audit, accounting, claims, regulatory, litigation, Action or other similar requirements, as applicable, Merger Partner shall provide, as soon as reasonably practicable following the receipt of such request, appropriate copies of such Information (or the originals thereof if Remainco has a reasonable need for such originals) in the possession or control of the Merger Partner Group, but only to the extent such items so relate and are not already in the possession or control of Remainco; provided that, to the extent any originals are delivered to Remainco pursuant to any of the Transaction Documents, Remainco shall, at its own expense, return them to Merger Partner within a reasonable time after the need to retain such originals has ceased; provided, further, that if any such access or the provision of any such Information would violate any Law or would reasonably be expected to result in the waiver of any attorney-client privilege, rights under the work product doctrine or other applicable privilege, Merger Partner shall not be obligated to provide such Information requested by Remainco; provided that Merger Partner shall, and shall cause the other members of the Merger Partner Group to, use commercially reasonable efforts to allow such access (or access to a portion thereof) in a manner that does not result in a loss of such privilege; provided, further, that if Merger Partner reasonably determines that any such provision of Information could be commercially detrimental in any material respect, require any consent from a Third Party (which cannot be reasonably obtained), or violate any Contract, the Parties shall, and shall cause each other member of their respective Groups to, take all reasonable best measures to

51 permit compliance with such obligations in a manner that avoids any such harm or consequence. (c) From and after the Merger Effective Time, each Party shall have the right to request in writing (including on behalf of any member of its Group) that the other Parties make available for inspection any non-privileged books, records or other documents within its control or that it otherwise has the ability to make available, to the extent such books, records or other documents may reasonably be required in connection with any Action or threatened or contemplated Action (including preparation for such Action) in which the Remainco Group or Merger Partner Group (with respect to the Spinco Business), as applicable, may from time to time be involved, regardless of whether such Action is a matter with respect to which indemnification may be sought under this Agreement. The requesting Party shall bear all reasonable out-of-pocket costs and expenses actually incurred in connection therewith. Any such disclosure of books, records and documents shall be made subject to Section 4.6. (d) Subject to the conditions and limitations in this Article IV, upon reasonable prior notice, the Parties agree to make their respective personnel reasonably available during regular business hours to discuss any Information exchanged pursuant to this Section 4.3. Remainco and Merger Partner shall inform their and their Groups’ respective officers, employees, agents, consultants, advisors, authorized accountants, counsel and other designated Representatives who have or have access to the other Party’s Confidential Information or other Information provided this Article IV of their obligation to hold such Information confidential in accordance with the provisions of this Agreement. (e) Any Information provided by or made available by or on behalf of any Party (or any other member of any Group pursuant to this Article IV) shall be on an “as is” basis and no Party (or any member of any Group) is making any representation or warranty with respect to such Information or the completeness thereof. 4.4 Witness Cooperation. At all times from and after the Merger Effective Time, each Party shall have the right to request in writing (including on behalf of any member of its Group) that the other Party make available for consultation or witness purposes, its (or its applicable member of its Group’s) directors, officers, employees, consultants, agents or other Representatives (current and future and to the extent reasonably possible former and taking into account the work schedules and other commitments of the aforementioned Persons) who have expertise or knowledge with respect to the other Party’s (or its Group’s) Actions or business or products or matters in litigation or alternative dispute resolution to the extent that the requesting Party believes any such persons may reasonably be useful or required in connection with any Action or any legal, administrative, internal investigation or other proceedings in which the requesting Party (or its Group) may from time to time be involved. Upon such request, the affected Party shall reasonably promptly select a person or persons to provide the requested assistance after conferring in good faith to determine which person or persons should provide such assistance, and shall use reasonable best efforts to make such person or persons available. A Party providing a consultant or witness to the other Party (or its Group) under this Section 4.4 shall be entitled to receive from the Party receiving such consulting or witness services, upon the presentation of invoices therefor, payments for such amounts, relating to supplies, disbursements and other reasonable and documented out- of-pocket expenses actually incurred (which shall not include the costs of salaries and benefits of

52 employees who are witnesses or any pro rata portion of overhead or other costs of employing such employees which would have been incurred by such employees’ employer regardless of the employees’ service as witnesses), as may be reasonably incurred and properly paid under applicable Laws. Further, any applicable privilege or immunity shall be protected and shared only in accordance with Section 4.7. 4.5 Reimbursement. Except to the extent otherwise contemplated by any of the Transaction Documents, a Party (or a member of its Group) providing Information or access to Information to the other Party (or a member of its Group) under this Article IV shall be entitled to receive from the recipient, upon the presentation of invoices therefor, payments for such amounts, relating to supplies, disbursements and other reasonable and documented out-of-pocket expenses (which shall not include the costs of salaries and benefits of employees of such Party (or its Group) or any pro rata portion of overhead or other costs of employing such employees which would have been incurred by such employees’ employer regardless of the employees’ service with respect to the foregoing), as may be reasonably and actually incurred in providing such Information or access to such Information. 4.6 Confidentiality. (a) The terms of the Confidentiality Agreements are incorporated into this Agreement by reference and shall continue in full force and effect until the Closing, at which time the confidentiality obligations under the Confidentiality Agreements shall terminate; provided that remedies with respect to breaches of such Confidentiality Agreements that occurred prior to the Closing shall survive the Closing. If for any reason the transactions contemplated by this Agreement are not consummated, the Confidentiality Agreements shall continue in full force and effect in accordance with its terms. (b) From and after the Merger Effective Time, except as otherwise provided in the Transaction Documents, Remainco and Merger Partner shall hold, and shall cause their respective members of their Group and their and their Group’s respective Representatives to hold, in strict confidence (and not to disclose or release or, except as otherwise permitted by any of the Transaction Documents, use, including for any ongoing or future commercial purpose, without the prior written consent of the Party to whom the Confidential Information relates (which may be withheld in such Party’s sole and absolute discretion, except where disclosure is required by applicable Law)), any and all Confidential Information to the extent concerning or belonging to the other Party or its Group; provided that each Party may disclose, or may permit disclosure of, Confidential Information (i) to its respective Representatives who have a need to know such Confidential Information for (A) auditing and other non-commercial purposes and are informed of the obligation to hold such Information confidential and with respect to whose failure to comply with such obligations, the applicable Party shall be responsible and (B) providing services to any members of its Group; provided that the Confidential Information so disclosed shall be used only as required to perform such services, (ii) if any Party or any member of its Group is required or compelled to disclose any such Confidential Information by judicial or administrative process or by other Laws or stock exchange rules or is advised by outside counsel in connection with an Action brought by a Governmental Authority that it is advisable to do so, (iii) as required in connection with any legal or other proceeding by one Party (or its Group) against any other Party (or its Group) or with respect to claims by one Party (or its Group) against the other Party (or its

53 Group) brought in an Action, (iv) as necessary in order to permit a Party (or its Group) to prepare and disclose its financial statements in connection with any regulatory filings or (v) as necessary for a Party to enforce its rights or perform its obligations under this Agreement (including pursuant to Section 1.2) or any of the other Transaction Documents. Notwithstanding the foregoing, in the event that any demand or request for disclosure of Confidential Information is made by a Third Party pursuant to clauses (ii), (iii) or (v) above, each Party, as applicable, shall promptly notify in writing (to the extent permissible by Law) the Party to whom the Confidential Information relates of the existence of such request, demand or disclosure requirement and shall provide such affected Party a reasonable opportunity to seek an appropriate protective order or other remedy at such affected Party’s cost and expense, which such Party shall cooperate in obtaining to the extent reasonably practicable. In the event that such appropriate protective order or other remedy is not obtained, the Party which faces the disclosure requirement shall furnish only that portion of the Confidential Information that is required to be disclosed and shall take reasonable best efforts to ensure that confidential treatment is accorded such Confidential Information. Further, as to privileged information nothing in this Section 4.6 replaces or diminishes the Parties’ obligations and limitations set forth in Section 4.7. Each Party shall use the same degree of care to prevent the unauthorized use or disclosure of the other Parties’ Confidential Information by any of its Representatives as it currently uses for its own Confidential Information, but in no event less than a reasonable standard of care. (c) Each Party acknowledges that it and the other members of its Group may have in its or their possession confidential or proprietary Information of Third Parties that was received under confidentiality or non-disclosure agreements with such Third Party while such Party and members of its Group were part of the same Group. From and after the Merger Effective Time, each Party shall comply, and shall cause the other members of its Group to comply, and shall cause its and their respective Representatives to comply, with all terms and conditions of any such third-party agreements entered into prior to the Distribution Effective Time, with respect to any confidential and proprietary Information of Third Parties to which it or any other member of its Group has had access. (d) Notwithstanding anything to the contrary contained in this Agreement, and without limiting the other terms and conditions of this Agreement, the provisions of this Section 4.6 do not terminate or modify the confidentiality obligations provided for in any Contract between each Party or member of its Group and their respective employees, which shall remain in full force and effect from and after the Distribution Effective Time and otherwise subject to the terms and conditions of this Agreement, including the conveyance of rights set forth in this Agreement. (e) Notwithstanding any other provision of this Section 4.6, (i) the disclosure and sharing of privileged information shall be governed solely by Section 4.7, and (ii) Information that is subject to any confidentiality provision or other disclosure restriction in any of the Transaction Documents shall be governed by the terms of such Transaction Document. 4.7 Counsel; Privileges; Legal Materials. (a) In-house lawyers employed by members of the Remainco Group prior to the Distribution Effective Time (“Existing Remainco Counsel”) have provided legal services to

54 and jointly represented the members of the Remainco Group (including the members of the Spinco Group). From and after the Distribution Effective Time, certain Existing Remainco Counsel shall remain employees of one or more members of the Remainco Group and provide legal services to and represent only the members of the Remainco Group (“Remainco Counsel”), and certain Existing Remainco Counsel shall become employees of one or more members of the Spinco Group and provide legal services to and represent only the Spinco Group (“Spinco Counsel”). From and after the Distribution Effective Time, (i) Remainco Counsel shall represent only the Remainco Group; (ii) Spinco Counsel shall represent only the Spinco Group; and (iii) Spinco Counsel and Remainco Counsel shall, subject to rules of professional responsibility respecting obligations to former clients, owe a duty of loyalty and other professional obligations only to their respective clients. The members of the Remainco Group and the members of the Spinco Group have previously been jointly represented by Existing Remainco Counsel in various legal matters of common interest. This joint representation included in its scope all matters prior to the Distribution Effective Time in which a Party or another member of its Group was represented by any of Existing Remainco Counsel. (b) Each Party acknowledges and agrees that all privileges, immunities or other protections from disclosure which may be asserted under applicable Law, including attorney-client privilege, business strategy privilege, joint defense privilege, common interest privilege, attorney work-product protection and expectation of client confidentiality with respect to any Information concerning general business matters related to the Spinco Business and members of the Spinco Group prior to the Distribution (excluding any Information concerning any proposed sale, spin-off or other disposition of the Spinco Business or the Contemplated Transactions or in lieu of any of the foregoing) shall be subject to a joint privilege and protection between the members of the Remainco Group, on the one hand, and the members of the Spinco Group, on the other hand. The members of the Remainco Group and the members of the Spinco Group shall have equal right and obligation to assert such joint privilege and protection, and no such joint privilege or protection may be waived by (i) Remainco without the prior written consent of Spinco or (ii) any member of the Spinco Group without the prior written consent of Remainco. (c) Each Party acknowledges and agrees that all attorney-client privilege, attorney work-product protection and expectation of client confidentiality with respect to any Information to the extent it relates to the Remainco Retained Business or which concerns any proposed sale, spin-off or other disposition of the Spinco Business or the Contemplated Transactions, shall be retained and controlled only by Remainco and may be waived only by Remainco. Spinco acknowledges and agrees, on behalf of itself and each member of the Spinco Group, that (i) the foregoing attorney-client privilege, attorney work-product protection and expectation of client confidentiality shall not be controlled, owned, used, waived or claimed by any member of the Spinco Group at any time after the Distribution Effective Time; and (ii) in the event of a dispute between any member of the Spinco Group and a Third Party or any other circumstance in which a Third Party requests or demands that any member of the Spinco Group produce privileged materials or attorney work-product of any member of the Remainco Group (including the privileged communications and attorney work-product covered by this Section 4.7), Spinco shall (A) cause such member of the Spinco Group to assert such privilege or protection on behalf of the applicable member of the Remainco Group to prevent disclosure of privileged communications or attorney work-product to such Third Party, at Remainco’s cost, and (B) promptly notify Remainco of the existence of any such request or demand and shall provide

55 Remainco a reasonable opportunity to review the privileged materials or attorney work-product and to assert any rights it may have, under this Section 4.7 or otherwise, to prevent the production or disclosure of such privileged materials or attorney work-product; provided that if Spinco is prohibited by applicable Law from disclosing the existence of such request or demand, Spinco shall provide notice of such related information for which disclosure is not prohibited by applicable Law and use reasonable best efforts to inform Remainco of any related information Spinco reasonably determines is necessary or appropriate for Remainco to be informed of to enable Remainco to review the privileged materials or attorney work-product and to assert its rights, under this Section 4.7 or otherwise, to prevent the production or disclosure of such privileged materials or attorney work-product. (d) Each Party agrees that the Separation and the Distribution shall not waive or affect any applicable privileges, including the attorney-client privilege, the attorney work product doctrine, the common interest privilege and the joint-client/joint representation privilege. No Party may waive any privilege that could be asserted under any applicable Law and in which the other Party has joint privilege in accordance with the terms of this Section 4.7, without the prior written consent of the other Party. If any dispute arises between Remainco and Spinco, or any members of their respective Groups, regarding whether joint privilege should be waived, each Party (i) shall negotiate with the other Party in good faith and (ii) in furtherance and not in limitation of Section 4.7(b), shall endeavor to minimize any prejudice to the rights of the other Party and (iii) not unreasonably withhold consent to any request for waiver by the other Party. Each Party shall be permitted to withhold its consent to the waiver of a privilege for the purpose of protecting its own legitimate interests. (e) Notwithstanding Section 4.7(b), the Parties acknowledge and agree that, as between the Remainco Group and the Spinco Group (as constituted as of immediately before the Distribution) Sidley Austin LLP, White & Case LLP, Wachtell, Lipton, Rosen & Katz LLP and Existing Remainco Counsel (together, “Counsel”) represented, for times prior to the Distribution, only Remainco and not any member of the Spinco Group. Notwithstanding Section 4.7(b), the Parties acknowledge and agree that (i) any advice given by or communications with Counsel prior to the Distribution shall not be subject to any joint privilege and shall be owned solely by Remainco, (ii) any advice given by or communications with Counsel (to the extent such advice or communications relate to any proposed sale, spin-off or other disposition of the Spinco Business or the Contemplated Transactions prior to the Closing) shall not be subject to any joint privilege and shall be owned solely by Remainco, and (iii) no member of the Spinco Group (as of immediately before the Distribution) has the status of a client of Counsel as a result of advice given by or communications with Counsel prior to the Distribution, for conflict of interest or any other purposes. Remainco and Spinco (for itself and on behalf of each member of the Spinco Group and, after the Merger Effective Time, Merger Partner and each member of Merger Partner Group) agree that, in the event that any Action, or any other matter in which the interests of Remainco, its Affiliates and its direct and indirect equityholders, on the one hand, and the Spinco Group or, after the Merger Effective Time, the Merger Partner Group, on the other hand, are adverse, arises after the Merger Effective Time between the Spinco Group or, after the Merger Effective Time, the Merger Partner Group, on the one hand, and Remainco, its Affiliates and its direct and indirect equityholders, on the other hand, in connection with the Contemplated Transactions, Counsels may represent Remainco, its Affiliates and its direct and indirect equityholders in such dispute, even though the interests of Remainco, its Affiliates and its direct and indirect equityholders may be

56 directly adverse to one or more members of the Spinco Group or, after the Merger Effective Time, the Merger Partner Group. (f) In furtherance of the Parties’ agreement under this Section 4.7, Remainco and Spinco shall, and shall cause applicable members of their respective Groups to, maintain their respective separate and joint privileges, including by executing joint defense and common interest agreements where necessary or useful for this purpose. (g) The transfer of all Information pursuant to this Agreement is made in reliance on the agreement of Remainco and Spinco set forth in this Section 4.7 and in Section 4.6 to maintain the confidentiality of privileged information and to assert and maintain all applicable privileges. Each Party agrees that their respective rights to any access to Information, witnesses and other Persons, the furnishing of notices and documents and other cooperative efforts between the Parties contemplated by this Agreement and the transfer of privileged Information between the Parties and members of their respective Groups pursuant to this Agreement, shall not be deemed a waiver of any privilege that has been or may be asserted under this Agreement or otherwise. 4.8 Ownership of Information. Any Information owned by a member of a Party’s Group as provided to a requesting Party pursuant to this Article IV shall be deemed to remain the property of such providing member. Unless expressly set forth in this Agreement, nothing contained in this Agreement shall be construed as granting a license or other rights to any Party with respect to any such Information, whether by implication, estoppel or otherwise. 4.9 Other Agreements. The rights and obligations granted under this Article IV are subject to any specific limitations, qualifications or additional provisions on the sharing, exchange or confidential treatment of Information set forth in any of the Transaction Documents. 4.10 Insurance Matters. (a) Remainco shall use reasonable best efforts to cause the Spinco Business to continue to be an insured under the Remainco Insurance Policies until the Merger Effective Time. From and after the Distribution Effective Time no member of the Remainco Group shall have any obligation to maintain any Insurance Policies for the benefit of any of the members of the Spinco Group, other than as set forth in Section 4.10(d). (b) After the Merger Effective Time, Merger Partner shall be responsible for securing customary Insurance Policies for the members of the Merger Partner Group for any claim asserted against, or any occurrence, claim, loss, injury or damage incurred by, any member of the Merger Partner Group, whether arising out of occurrences or matters taking place before or after the Distribution Effective Time, related to or arising out of the Spinco Business and the operation thereof by the members of the Spinco Group (“Spinco Insurance Policies”). (c) From and after the Merger Effective Time, for any claim asserted against, or any loss, injury or damage incurred by, any member of the Spinco Group related to or arising out of the Spinco Business arising out of any occurrence or matter that took place during any period ending at or prior to the Merger Effective Time, each member of the Merger Partner Group may pursue a claim for coverage under any Remainco Insurance Policies under which any member of the Spinco Group is insured to the extent permitted under the applicable Remainco Insurance

57 Policy (“Spinco Post-Closing Claims”); provided that (i) no member of the Remainco Group is making any representation or warranty regarding the coverage under the Remainco Insurance Policies, (ii) any premiums, deductibles, retentions or similar self-insured obligations under the Remainco Insurance Policies to the extent arising from any Spinco Post-Closing Claims shall be borne by a member of the Merger Partner Group, (iii) if the Spinco Post-Closing Claim is covered under a Spinco Insurance Policy or an Insurance Policy of a member of the Merger Partner Group, then a member of the Merger Partner Group shall also make a claim under the applicable Spinco Insurance Policy or the applicable Insurance Policy of a member of the Merger Partner Group, (iv) Spinco shall provide Remainco a copy of the initial notice of such Spinco Post-Closing Claim under a Remainco Insurance Policy promptly following submission to the applicable insurer and thereafter promptly provide reasonable details of all substantive communications from and to such insurer with respect to such Spinco Post-Closing Claim. In addition, to the extent any member of the Merger Partner Group requests, Remainco shall (or shall cause the applicable other member of the Remainco Group to) submit in its name a Spinco Post-Closing Claim on behalf of the applicable member of the Spinco Group if, in consultation with Merger Partner making such request, Remainco reasonably determines that such claim may be covered under a Remainco Insurance Policy. In either such event, the applicable member of the Remainco Group, on the one hand, and the applicable members of the Merger Partner Group, on the other hand, shall reasonably cooperate with one another and Remainco shall not, and shall not permit the applicable member of the Remainco Group, to settle or compromise any such Spinco Post-Closing Claim without the prior written consent of Merger Partner. Merger Partner shall reimburse the applicable member of the Remainco Group for any reasonable cost or expenses incurred by it in such submission of a claim. In no event shall Remainco be obligated to initiate coverage litigation with respect to a Spinco Post-Closing Claim, other than any such litigation of which Merger Partner agrees to bear the cost and expense. The Parties shall reasonably cooperate with respect to insurance coverage litigation for a Spinco Post-Closing Claim. If a Spinco Post-Closing Claim relates to the same occurrence for which a member of Remainco Group is seeking coverage and the limit under the applicable Remainco Insurance Policy is not sufficient to fund all covered claims of the members of the Spinco Group and the members of Remainco Group, amounts due under such Remainco Insurance Policy shall be paid to the applicable members of the Remainco Group and the applicable members of the Spinco Group in proportion to the amounts which otherwise would be due were the limits of liability infinite. (d) Nothing in this Section 4.10 shall prevent any member of the Remainco Group from accessing, eroding, exhausting or otherwise taking any action in connection with a Remainco Insurance Policy; provided that Remainco shall not amend, commute or cancel any Remainco Insurance Policy in a manner that would adversely impact the rights of any member of the Spinco Group under this Section 4.10. Notwithstanding anything to the contrary contained in this Agreement, if there is a Spinco Post-Closing Claim under an applicable Remainco Insurance Policy that has an aggregate limit, the members of the Spinco Group shall not be entitled to any recovery from such Remainco Insurance Policy in an amount in excess of thirty percent (30%) of the applicable aggregate policy limit. (e) From and after the Merger Effective Time, each Party shall be financially responsible for Self-Insurance obligations applicable to claims for which the Party bears responsibility for the underlying claim, including the Spinco Post-Closing Claims.

58 (f) Nothing in this Section 4.10 shall require any Party to violate any applicable Law or require any member of the Remainco Group to breach any terms of any of the Remainco Insurance Policies and nothing in this Section 4.10 shall be construed to alter or limit in any way the indemnity obligations of the Parties, including those in any of the Transaction Documents. 4.11 International Game Technology PLC Marks (a) Transitional Trademark License. Effective as of the Distribution Effective Time, the members of the Spinco Group grant to the members of the Remainco Group for twelve (12) months after the Distribution Date (the “Transition Period”) a worldwide, royalty-free, non- transferable, non-exclusive, irrevocable license to use the International Game Technology PLC Marks in connection with the continued operation of the Remainco Retained Business in a manner consistent with the use of the International Game Technology PLC Marks in the Remainco Retained Business prior to the Distribution Date by the members of the Remainco Group. Each member of the Remainco Group may sublicense the rights granted in this Section 4.10(a) to its authorized distributors, vendors, subcontractors and resellers in connection with the continued operation of the Remainco Retained Business during the Transition Period. Any and all goodwill arising from the members of the Remainco Group’s or its sublicensees’ use of the International Game Technology PLC Marks shall inure solely to the benefit of the Spinco Group. To the extent cessation of use of particular uses of the International Game Technology PLC Marks by the end of the Transition Period would require the members of the Remainco Group to incur material cost or effort, Remainco and Spinco shall negotiate and set forth in writing an appropriate extension of the Transition Period solely for such uses, which extension shall last until such members of the Remainco Group are able to cease such uses of the International Game Technology PLC Marks in the ordinary course of business; provided that the members of the Remainco Group shall promptly remove and cease use of the International Game Technology PLC Marks upon the expiration of the Transition Period. The members of the Remainco Group shall have no obligation to remove the International Game Technology PLC Marks from items no longer in its possession or control. (b) Quality Control. Remainco shall use reasonable best efforts to monitor the use of the International Game Technology PLC Marks by the members of the Remainco Group to ensure that the members of the Remainco Group use the International Game Technology PLC Marks only in a form and manner consistent with, and in connection with goods and services of a level of quality equal to or greater than the quality of goods and services offered in connection with, the use of the International Game Technology PLC Marks by the members of the Remainco Group prior to the Distribution Date. Remainco shall, and shall cause the other members of the Remainco Group to, cooperate in good faith with Spinco’s quality control efforts under this Section 4.11(b). (c) Other Uses. Nothing in this Section 4.10(a) shall limit the members of the Remainco Group’s use of the International Game Technology PLC Marks after the Transition Period, provided that such uses do not constitute traditional trademark uses as brands to indicate the origin of the branded goods and services as being Remainco and to distinguish Remainco Group’s goods and services from the goods and services of other entities in the marketplace; accordingly, the permitted uses under this Section 4.11(c) consist of the following: (i) non- trademark uses by the members of the Remainco Group for their internal business purposes, records and other historical or archived documents containing or referencing the International

59 Game Technology PLC Marks, (ii) non-trademark uses permitted as trademark fair use or not constituting infringement, misappropriation or dilution of the International Game Technology PLC Marks including uses that would not cause confusion as to the origin or sponsorship of a good or service, or (iii) non-trademark uses to the extent required under applicable Law. (d) Change of Names of Remainco Group Members. As promptly as possible after the Closing Date (but in no event later than the date which is sixty (60) days following the Closing Date), Remainco shall cause all actions necessary to change the name of each other member of the Remainco Group with the Secretary of State (or equivalent) in each jurisdiction where its name is registered to remove any reference to, and use of, “International Game Technology ” or “IGT”. ARTICLE V MISCELLANEOUS 5.1 Entire Agreement; Counterparts; Exchanges by Facsimile. The Transaction Documents and the Confidentiality Agreements, including the exhibits and schedules thereto shall constitute the entire agreement and shall supersede all prior agreements and understandings, both written and oral, among or between any of the Parties with respect to the subject matter hereof and thereof. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or electronic transmission shall be sufficient to bind the Parties to the terms and conditions of this Agreement. 5.2 Transaction Documents; Precedence of Agreements. Except as expressly set forth in this Agreement, this Agreement is not intended to address, and should not be interpreted to address, the matters specifically and expressly covered by any of the other Transaction Documents. In furtherance thereof, except as otherwise specifically set forth in this Agreement, the Merger Agreement or in the Tax Matters Agreement, the rights and obligations of the Parties with respect to Taxes shall be governed by the Tax Matters Agreement, and, therefore, Assets or Liabilities related to Taxes and Tax Returns (including any Tax Items, Tax Attributes or rights to receive any Refunds) shall not be treated as Assets or Liabilities under this Agreement. In furtherance thereof, except (i) as otherwise specifically set forth in this Agreement, the Merger Agreement or in the Employee Matters Agreement, the rights and obligations of the Parties with respect to Spinco Employees, Spinco Former Employees and Remainco Employees shall be governed by the Employee Matters Agreement and (ii) as otherwise specifically set forth in this Agreement, the Merger Agreement or the Employee Matters Agreement, the rights and obligations of the Parties with respect to all (A) Benefit Arrangements, (B) compensatory arrangements for service providers, and (C) matters relating to the employment, engagement or termination of any individual, in each case, shall be governed by the Employee Matters Agreements, and, therefore all (1) rights, assets or liabilities related to Benefit Arrangements, (2) rights, assets or liabilities related to compensatory arrangements, and (3) all rights, assets or liabilities related to employment-related matters, in each case, shall not be treated as Assets or Liabilities under this Agreement. In the event and to the extent that there shall be a conflict between (a) this Agreement and the provisions of any of the other Transaction Documents, such Transaction Document shall control (except with respect to any Separation Document, in which case this Agreement shall

60 control) and (b) this Agreement and any agreement which is not a Transaction Document, this Agreement shall control unless specifically stated otherwise in such agreement. The Separation Documents are intended to be ministerial in nature and only to effect the transactions contemplated by this Agreement with respect to the applicable local jurisdiction and shall not expand or modify the rights and obligations of the Parties under any of the Transaction Documents that are not Separation Documents; provided that any right to indemnification or recovery under this Agreement is complementary to any right of indemnification or recovery under any other Transaction Document (it being understood and agreed that if a Transaction Document contains any limitations on types or amount of Losses or Liabilities that are recoverable in respect of the subject matter of such Transaction Document whether by indemnification, Action or otherwise (or provides that the remedies provided under such Transaction Document are the exclusive remedy for the subject matter under such Transaction Document), such limitations and the exclusive remedy provisions shall be applicable and control any and all such claims for indemnification, claims for breach or otherwise made under this Agreement or any of the other Transaction Documents). 5.3 Survival. The covenants and agreements that by their terms apply or are to be performed in whole or in part after the Closing Date pursuant to any of the Transaction Documents shall survive the Closing and remain in effect for the period provided in such covenants and agreements, if any, or if later, until fully performed. The covenants and agreements to be performed at or prior to the Closing shall terminate as of the Closing and no claims shall be made against a Party for any breach thereof that is discovered after the Closing. 5.4 Expenses. Except as otherwise provided in any of the Transaction Documents other than the Merger Agreement, all fees and expenses shall be borne by the Parties as contemplated by Section 8.3 of the Merger Agreement. 5.5 Notices. All notices, requests, consents, claims, demands and other communications under any of the Transaction Documents shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by email with receipt confirmed (followed by delivery of an original via overnight courier service) or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 5.5): if to Merger Partner or Spinco (after the Distribution Effective Time): Everi Holdings Inc. 7250 South Tenaya Way, Suite 10 Las Vegas, NV 89113 Attention: Randy L. Taylor, President and CEO; Kate Lowenhar-Fisher, EVP and Chief Legal Officer – General Counsel Email: legalnotices@everi.com

61 with a copy (which shall not constitute notice) to: Pillsbury Winthrop Shaw Pittman LLP 11682 El Camino Real Suite 200 San Diego, CA 92130 USA Attention: Christian A. Salaman E-mail: [*] and Pillsbury Winthrop Shaw Pittman LLP 725 South Figueroa Street 36th Floor Los Angeles, CA 90017 Attention: Drew Simon-Rooke E-mail: [*] if to Remainco or Spinco (prior to the Distribution Effective Time): International Game Technology PLC c/o IGT Global Solutions Corporation IGT Center 10 Memorial Boulevard Providence, RI 02903-1125 Attention: General Counsel Email: legalnotices@igt.com Ignite Rotate LLC c/o IGT Global Solutions Corporation IGT Center 10 Memorial Boulevard Providence, RI 02903-1125 Attention: General Counsel Email: legalnotices@igt.com with a copy (which shall not constitute notice) to: Sidley Austin LLP One South Dearborn Street Chicago, Illinois 60603 Attention: Paul Choi and Scott Williams Email: [*]; [*]

62 A copy of any notice from Remainco to Spinco, or from Spinco to Remainco, prior to the Distribution Effective Time shall be provided to Merger Partner in accordance with the notice procedures set forth in this Section 5.5. 5.6 Waiver. The provisions of this Agreement (including this Section 5.6) were specifically bargained for by the Parties and were taken into account by the Parties in arriving at the Cash Payment and the terms and conditions of this Agreement and the transactions contemplated in this Agreement. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, in writing at any time signed by the Party or Parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to a Party, it is authorized in writing by an authorized Representative of such Party. The failure of a Party to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part of this Agreement or the right of a Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any preceding or subsequent breach. 5.7 Assignment. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties and their respective successors and permitted assigns; provided that neither this Agreement nor any Party’s rights or obligations under this Agreement may be assigned or delegated by such Party without the prior written consent of the other Parties, except that a Party may assign any of its rights under any of the Transaction Documents: (a) as collateral security to a creditor, (b) to one of its Affiliates (provided that no Party may assign the Merger Agreement pursuant to this clause (b) until after the Closing) or (c)(i) to the acquirer of all or substantially all of the assets of such Party, (ii) in the case of the Transaction Documents other than the Merger Agreement, to the acquirer of any members of such Party’s Group or any lines of business of such Party, or (iii) in connection with any merger or consolidation involving such Party; provided that in each case, no such assignment shall relieve such Party of any of its liabilities or obligations under this Agreement. Any attempted assignment or delegation of this Agreement or any of such rights or obligations by any Party in violation of this Agreement without the prior written consent of the other Parties shall be void and of no effect. 5.8 Termination. This Agreement shall terminate without further action at any time before the Distribution Effective Time upon termination of the Merger Agreement. If so terminated, no Party shall have any Liability of any kind to any other Party or any other Person on account of this Agreement, except as provided in the Merger Agreement. 5.9 Amendment. No provision of any of the Transaction Documents may be amended, supplemented or modified except by a written instrument signed by all the parties to such agreement. No consent from any Indemnified Party under Article III (other than the Parties) shall be required in order to amend this Agreement. 5.10 Group Members. Each Party shall cause to be performed, all actions, agreements and obligations set forth in any of the Transaction Documents to be performed by any member of its Group.

63 5.11 Third-Party-Beneficiaries. Except (a) as provided in Article III relating to Indemnified Parties and for the release under Section 3.1 of any Person provided therein and (b) as provided in the last sentence Section 2.4, of this Agreement with respect to the rights of the Merger Partner Record Holders against Merger Partner, and (c) as specifically provided in any of the Transaction Documents, this Agreement is solely for the benefit of the Parties and nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the Parties) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. 5.12 Exhibits and Schedules. The Exhibits and Schedules shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim in this Agreement. Nothing in the Exhibits or Schedules constitutes an admission of any liability or obligation of any member of the Remainco Group or the Spinco Group or any of their respective Affiliates to any Third Party, nor, with respect to any Third Party, an admission against the interests of any member of the Remainco Group or the Spinco Group or any of their respective Affiliates. The inclusion of any item or liability or category of item or liability on any Exhibit or Schedule is made solely for purposes of allocating potential liabilities among the Parties and shall not be deemed as or construed to be an admission that any such liability exists. 5.13 Governing Laws. This Agreement, and the formation, termination or validity of any part of this Agreement and all Actions (whether based in tort, contract or otherwise) arising out of or relating to the Transaction Documents, the Contemplated Transactions, the formation, breach, termination or validity of the Transaction Documents, the actions of any Party or any of their respective Affiliates in the negotiation, administration, performance or enforcement of the Transaction Documents, shall in all respects be governed by, and construed in accordance with, the Laws of the State of Delaware (except with respect to Section 2.1(a) (the first and second sentences only) and Section 2.2(c), which shall be governed by, and construed in accordance with, the Laws of England and Wales), without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would result in the application of the Laws of any jurisdiction other than the State of Delaware. 5.14 Submission to Jurisdiction. (a) Each Party irrevocably and unconditionally submits for itself and its property in any Action (whether based in tort, contract or otherwise) arising out of or relating to the Transaction Documents, the Contemplated Transactions, the formation, breach, termination or validity of the Transaction Documents, the actions of the Parties or any of their respective Affiliates in the negotiation, administration, performance or enforcement of the Transaction Documents or the recognition and enforcement of any judgment with respect to the Transaction Documents, to the exclusive jurisdiction of the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such Delaware Court of Chancery does not have subject matter jurisdiction over such Action, the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court also does not have subject matter jurisdiction over such Action, any Delaware State court sitting in New Castle County, and appellate courts having jurisdiction of appeals from any of the foregoing.

64 (b) Any such Action may and shall be brought in such courts and the Parties irrevocably and unconditionally waive any objection that it may now or hereafter have to the venue or jurisdiction of any such Action in any such court or that such Action was brought in an inconvenient court and shall not plead or claim the same. (c) Service of process in any Action may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Party at its address as provided in Section 5.5. (d) Nothing in any of the Transaction Documents shall affect the right to effect service of process in any other manner permitted by the Laws of the State of Delaware. 5.15 Waiver of Jury Trial. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO TRIAL BY JURY IN ANY ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE CONTEMPLATED TRANSACTIONS, OR ITS PERFORMANCE UNDER OR THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THE TRANSACTION DOCUMENTS AND THE CONTEMPLATED TRANSACTIONS, AMONG OTHER THINGS, THE MUTUAL WAIVER IN THIS SECTION 5.15. EACH PARTY AGREES THAT ANY OF THE PARTIES MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED-FOR AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION WHATSOEVER BETWEEN THEM RELATING TO ANY OF THE TRANSACTION DOCUMENTS OR ANY OF THE CONTEMPLATED TRANSACTION. 5.16 Specific Performance. Each Party agrees that irreparable damage would occur if any of the covenants or obligations contained in this Agreement are not performed in accordance with their specific terms or were otherwise breached. Accordingly, each Party shall be entitled to injunctive or other equitable relief to prevent or cure any breach by any other Party of its agreements, covenants or obligations contained in this Agreement and to specifically enforce such agreements, covenants and obligations in any court referenced in Section 5.14 having jurisdiction, such remedy being in addition to any other remedy to which any Party may be entitled at Law or in equity. Each Party acknowledges and agrees that, in the event that any other Party seeks an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the terms and provisions of this Agreement, the Party seeking an injunction shall not be required to provide any bond or other security in connection with any such order or injunction. Each Party further acknowledge that the existence of any other remedy contemplated by this Agreement does not diminish the availability of specific performance of the obligations under this Agreement or any

65 other injunctive relief. Each Party further agrees that in the event of any action by any other Party for specific performance or injunctive relief, it shall not assert that a remedy at Law or other remedy would be adequate or that specific performance or injunctive relief with respect to such breach or violation should not be available on the grounds that money damages are adequate or any other grounds. 5.17 Severability. Any term or provision of this Agreement (or part thereof) that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision (or part thereof) in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement (or part thereof) is invalid or unenforceable, each Party agrees that the court making such determination shall have the power to limit such term or provision (or part thereof), to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision (or part thereof), and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, each Party agrees to replace such invalid or unenforceable term or provision (or part thereof) with a valid and enforceable term or provision that shall achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision. 5.18 No Double Recovery. Nothing in this Agreement is intended to confer to or impose upon any Party a duplicative recovery with respect to any matter arising out of the same facts and circumstances (including with respect to any recoveries that may arise out of Article III). 5.19 Tax Treatment of Payments. Each Party agrees that any payment made by a Party to another Party pursuant to this Agreement shall be treated for applicable Tax purposes, to the extent permitted by applicable Law at a “more likely than not” level of confidence, as either (i) a contribution by Remainco to Spinco, or (ii) a distribution by Spinco to Remainco, in each case, made immediately prior to the Distribution (the “Intended Tax Treatment”). 5.20 Payment Terms. (a) Except as set forth in Article II or Article III or as otherwise expressly provided to the contrary in any of the Transaction Documents, any amount to be paid or reimbursed by a Party (or a member of such Party’s Group), on the one hand, to the other Party (or a member of such Party’s Group), on the other hand, under this Agreement shall be paid or reimbursed hereunder within thirty (30) days after presentation of an invoice or a written demand therefor and setting forth, or accompanied by, reasonable documentation or other reasonable explanation supporting such amount. (b) Without the written consent of the Party receiving any payment under this Agreement specifying otherwise, all payments to be made by Remainco, Spinco or Merger Partner under this Agreement shall be made in U.S. dollars. Except as expressly provided in this Agreement, any amount which is not expressed in U.S. dollars shall be converted into U.S. dollars by using the exchange rate published on Bloomberg at 5:00 p.m. Central Time two (2) days prior

66 to the relevant date or in The Wall Street Journal on such date if not so published on Bloomberg. Except as expressly provided in this Agreement, in the event that any indemnification payment required to be made hereunder or under any Transaction Document may be denominated in a currency other than U.S. dollars, the amount of such payment shall be converted into U.S. Dollars on the date in which notice of the claim is given to the Indemnifying Party. 5.21 Construction. Interpretation of the Transaction Documents (except as specifically provided in any such agreement, in which case such specified rules of construction shall govern with respect to such agreement) shall be governed by the following rules of construction: (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to Articles, Sections, paragraphs, Exhibits and Schedules are references to the Articles, Sections, paragraphs, Exhibits and Schedules to this Agreement or the applicable Transaction Document unless otherwise specified; (c) references to “$” shall mean United States dollars; (d) the word “including” and words of similar import when used in the Transaction Documents shall mean “including without limiting the generality of the foregoing,” unless otherwise specified; (e) the word “or” shall not be exclusive; (f) the table of contents, articles, titles and headings contained in the Transaction Documents are for reference purposes only and shall not affect in any way the meaning or interpretation of the Transaction Documents; (g) the Transaction Documents shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted; (h) unless the context otherwise requires, the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (i) all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein; (j) any agreement or instrument defined or referred to in this Agreement or any agreement or instrument that is referred to in this Agreement means such agreement or instrument as from time to time amended, modified or supplemented, including by waiver or consent, and references to all attachments thereto and instruments incorporated therein; (k) any statute or regulation referred to in this Agreement means such statute or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of any statute, includes any rules and regulations promulgated under such statute), and references to any section of any statute or regulation include any successor to such section; (l) all time periods within or following which any payment is to be made or act is to be done shall be calculated by excluding the date on which the period commences and including the date on which the period ends and by extending the period to the first succeeding Business Day if the last day of the period is not a Business Day; (m) references to any Person include such Person’s predecessors or successors, whether by merger, consolidation, amalgamation, reorganization or otherwise; (n) references to any Contract (including this Agreement) or organizational document are to the Contract or organizational document as amended, modified, supplemented or replaced from time to time, unless otherwise stated, and (o) in calculations described as “the difference between (x) and (y)”, if (x) is greater than (y), then such difference shall be a positive number, and if (y) is greater than (x), then such difference shall be a negative number. 5.22 Gaming Holdco. The Parties acknowledge that as a result of the Second Step Merger, Gaming Holdco shall be the successor to Spinco and from and after the Second Step

67 Merger Effective Time, this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by Gaming Holdco as the successor to Spinco. 5.23 Disclosure. Notwithstanding anything in this Agreement or in any other Transaction Document to the contrary, from and after the Distribution Effective Time, each Party may, without the prior consent of the other Party, make a public disclosure or statement as may be required by applicable securities Laws or the rules and regulations of the NYSE or other national stock exchange from time to time on which a Party may be listed regarding the Contemplated Transactions or any of the Transaction Documents, in which case such Party shall use its reasonable best efforts to consult in good faith with the other Party prior to making any such public disclosure or statement except to the extent such disclosure or statement is consistent with prior public disclosures or statements of the Parties. [Signature page follows]

[Signature Page to Separation and Distribution Agreement] IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written. INTERNATIONAL GAME TECHNOLOGY PLC By: __________________________________ Name: Massimiliano Chiara Title: Executive Vice President and Chief Financial Officer IGNITE ROTATE LLC By: International Game Technology PLC Its: Managing Member By: __________________________________ Name: Massimiliano Chiara Title: Executive Vice President and Chief Financial Officer INTERNATIONAL GAME TECHNOLOGY By: __________________________________ Name: Renato Ascoli Title: President /s/ Massimiliano Chiara /s/ Massimiliano Chiara /s/ Renato Ascoli

[Signature Page to Separation and Distribution Agreement] IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written. EVERI HOLDINGS INC. By: ____________________________________ Name: Randy L. Taylor Title: Chief Executive Officer /s/ Randy L. Taylor

Exhibit A-1 EXHIBIT A CERTAIN DEFINITIONS For purposes of this Agreement (including this Exhibit A): “80 Million Revenue Threshold” shall have the meaning set forth in Section 1.12(a)(D). “Accounting Separation” shall have the meaning set forth in Section 1.15(a). “Accrued Income Taxes” means, without duplication, an amount equal to the aggregate amount of any accrued and unpaid income Taxes (including as a result of Section 965 of the Code and any applicable election to defer the payment of Taxes due under Section 965 of the Code) of the Spinco Group or the Merger Partner Group, as applicable, for any taxable period that ends on or before the Distribution Date; provided that for purposes of computing Accrued Income Taxes, Liability shall (a) be determined on a basis consistent with Past Practice in the jurisdictions where the Spinco Group or the Merger Partner Group files Tax Returns, as applicable, (b) exclude deferred Tax assets and deferred Tax liabilities, (c) take into account any overpayments of Taxes (and any applicable prepayments or estimated payments of income Taxes) for any taxable period, (d) be determined as of the end of the Distribution Date, (e) exclude any contingent Taxes or any accruals or reserves established or required to be established under GAAP with respect to contingent or uncertain Tax positions and (f) in the case of income Taxes imposed on a member of the Spinco Group or a member of the Merger Partner Group that are payable with respect to a taxable period beginning on or before and ending after the Distribution Date, be determined based on a closing of the books as of the end of the Distribution Date; provided that exemptions, allowances or deductions calculated on an annual basis shall be allocated between the portion of such taxable period ending on the Distribution Date and the portion of such taxable period ending after the Distribution Date in proportion to the number of days in each such period. “Action” means any claim, action, suit, litigation, arbitration or proceeding by or before any Governmental Authority. “Affiliate” shall have the meaning set forth in the Merger Agreement. “Agreement” shall have the meaning set forth in the Preamble. “Applicable Period” shall have the meaning set forth in Section 4.2. “Asset Transferors” means the Entities transferring Assets or Liabilities to Spinco or Remainco, as the case may be, or a member of their respective Group to consummate the Contemplated Transactions. “Asset” and “Assets” means all rights, title and ownership interests (including Intellectual Property) in and to all properties, claims, Contracts, businesses or assets (including goodwill), wherever located (including in the possession of vendors or other Third Parties or elsewhere), of every kind, character and description, whether real, personal or mixed, tangible or intangible, whether accrued, contingent or otherwise, in each case, whether or not recorded or reflected on the books and records or financial statements of any Entity.

Exhibit A-2 “Assume” shall have the meaning set forth in Section 1.1(c)(i); and the terms “Assumed” and “Assumption” shall have their correlative meanings. “Audited Party” shall have the meaning set forth in Section 4.2(a)(i). “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in the City of New York, New York or London, England, are required by Law to be closed. “Cap” shall have the meaning set forth in Section 3.7(e). “Cash Payment” means an amount equal to the difference between: (a) the sum of (i) $ 2,585,000,000, and (ii) if the Spinco Estimated Adjustment Amount is greater than or equal to $0.00, then the Spinco Estimated Adjustment Amount, and (iii) if the Merger Partner Estimated Dividend Amount is less than $0.00, then the absolute value of the Merger Partner Estimated Dividend Amount; and (b) if the Spinco Estimated Adjustment Amount is less than $0.00, then the absolute value of the Spinco Estimated Adjustment Amount, with such Cash Payment to be paid from the proceeds of the New Debt; provided that if the proceeds of the New Debt are less than the amount of the Cash Payment because the Cash Payment is greater than the amount set forth in clause (a)(i), then Remainco can cause Spinco to distribute cash from the Spinco Minimum Cash Amount in an amount equal to the difference between (a) the amount of the Cash Payment and (b) the amount set forth in clause (a)(i). “Cash Payment Direction Letter” means an irrevocable direction letter from Merger Partner to the Initial Lenders to, substantially concurrently with the filing of the Certificate of Merger, pay to Remainco by wire transfer of immediately available funds to an account specified in writing by Remainco an amount equal to the Cash Payment, which payment shall be made in satisfaction of the Remainco Note. “Certificate of Merger” means the certificate of merger described in Section 1.3 of the Merger Agreement. “Closing” shall have the meaning set forth in the Merger Agreement. “Closing Date” shall have the meaning set forth in the Merger Agreement. “Code” shall have the meaning set forth in the Tax Matters Agreement.

Exhibit A-3 “Commitment Letter” shall have the meaning set forth in the Merger Agreement. “Confidential Information” means all information and materials (including trade secrets, software programs, Intellectual Property, data files, source code, computer chips, system designs and product designs, whether or not marked as confidential, whether furnished before or after the date hereof, whether oral, written or electronic, and regardless of the manner in which it is furnished, together with any notes, reports, summaries, analyses, compilations, forecasts, studies, interpretations, memoranda or other materials) (a) with respect to Merger Partner and Spinco (and members of their respective Groups), that relate to Merger Partner, the Merger Partner Group, the Spinco Group, Spinco Business, any Spinco Assets or any Spinco Liabilities or that was acquired by Remainco or any member of its Group after the Distribution Effective Time pursuant to Article IV or otherwise in accordance with any of the Transaction Documents and (b) with respect to Remainco (and any member of its Group), that relate to the Remainco Group, the Remainco Retained Business, any Remainco Retained Assets or any Remainco Retained Liabilities or that was acquired by Merger Partner (or any member of the Merger Partner Group) after the Distribution Effective Time pursuant to Article IV or otherwise in accordance with any of the Transaction Documents; except for any information or materials that (i) is or becomes generally available to the public other than as a result of disclosure by another Party, any members of its Group or any of its or their Representatives and (ii) is required or requested by applicable Law, Governmental Order or a Governmental Authority to be disclosed after prior notice has been given to the other Party (to the extent such prior notice is permitted to be given under applicable Law); provided that the disclosing Party, to the extent reasonably requested by the other Party, shall cooperate with such other Party in seeking an appropriate order or other remedy protecting such information from disclosure at the cost and expense of such other Party, (iii) is reasonably necessary to be disclosed in connection with any Action or (iv) was or becomes available to such Party on a non-confidential basis and from a source (other than a Party to this Agreement or any Affiliate or Representative of such Party) that is not bound by a confidentiality agreement with respect to such information. It is understood that, with respect to the confidentiality obligations of the members of the Remainco Group, on the one hand, and the confidentiality obligations of Spinco and the Spinco Group, on the other hand, information or materials known to one Group as a result of the association of such Groups prior to the Distribution Effective Time shall be deemed to have been furnished on a confidential basis and that the Group as to which such information pertains shall be deemed to have been the disclosing Party for purposes of this definition, and the Group to which such Information becomes known shall be deemed to be the receiving Party for purposes of this definition. “Confidentiality Agreements” shall have the meaning set forth in the Merger Agreement. “Consent” means any approval, consent, ratification, permission, waiver or authorization (including any Governmental Approval). “Contemplated Transactions” shall have the meaning set forth in the Merger Agreement. “Contract” means any legally binding written or oral agreement, subcontract, lease, sublease, license, sublicense, indenture, commitment, sales and purchase order, and other legally binding instrument or written arrangement or understanding of any kind.

Exhibit A-4 “Contract Consent Committee” shall have the meaning set forth in Section 1.18(e). “Credit Support Instrument” means a letter of credit, guarantee, bank guarantee or surety bond, or indemnity provided in connection with the issuance of any letter of credit, bank guarantee or surety bond. “Data Migration” shall have the meaning set forth in Section 1.15. “Day-One Plan” shall have the meaning set forth in Section 1.15. “Day-One Readiness” shall have the meaning set forth in Section 1.15. “Delta” shall have the meaning set forth in the Merger Agreement. “Distribution” shall have the meaning set forth in Section 2.1(a). “Distribution Date” means the date, as shall be determined by the Remainco Board (or its designee), on which the Distribution shall occur. “Distribution Effective Time” means the time the Distribution occurs on the Distribution Date. “Eligible Insurance Proceeds” shall have the meaning set forth in Section 3.7(d). “Employee Matters Agreement” means the Employee Matters Agreement, dated as of the date hereof, by and among Remainco, Spinco and Merger Partner and attached hereto as Exhibit B. “Encumbrance” means any lien, pledge, hypothecation, charge, mortgage, deed of trust, easement, encroachment, imperfection of title, title exception, title defect, right of possession, lease, tenancy license, security interest, encumbrance, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset). “Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity. “Environmental Law” shall have the meaning set forth in the Merger Agreement. “Environmental Permit” shall have the meaning set forth in the Merger Agreement. “Equity Interests” means, with respect to any Person, (a) any capital stock, voting securities, limited liability company interests, partnership units or other equity of such Person, (b)

Exhibit A-5 any security convertible into or exercisable or exchangeable for any security described in clause (a) or (c) any right to acquire any security described in the foregoing clause (a) or clause (b). “Exchange Agent” means a nationally recognized bank or trust company appointed pursuant to the Merger Agreement. “Existing Credit Support Instrument Release Deadline” means the date which is six (6) months following the Distribution Date. “Existing Remainco Credit Support Instrument Beneficiary” means any Person (other than any member of the Spinco Group) which is the issuer or beneficiary of an Existing Remainco Credit Support Instrument. “Existing Remainco Credit Support Instrument Release Condition” means, with respect to any Existing Remainco Credit Support Instrument, (a) each applicable member of the Spinco Group has been fully, unconditionally and irrevocably released in writing from all Liabilities related to or arising under such Existing Remainco Credit Support Instrument or (b) such Existing Remainco Credit Support Instrument has been terminated to the extent of such Liabilities or is of no further force or effect. “Existing Remainco Credit Support Instruments” means the Credit Support Instruments with respect to which any member of the Spinco Group has any Liabilities to the extent relating to any of the Remainco Retained Liabilities, including those listed on Schedule 1.1(c). “Existing Spinco Credit Support Instrument Beneficiary” means any Person (other than any member of the Remainco Group) which is the issuer or beneficiary of an Existing Spinco Credit Support Instrument. “Existing Spinco Credit Support Instrument Release Condition” means, with respect to any Existing Spinco Credit Support Instrument, (a) each applicable member of the Remainco Group has been fully, unconditionally and irrevocably released in writing from all Liabilities relating to or arising under such Existing Spinco Credit Support Instrument or (b) such Existing Spinco Credit Support Instrument has been terminated to the extent of such Liabilities or is of no further force or effect. “Existing Spinco Credit Support Instruments” means the Credit Support Instruments with respect to which any member of the Remainco Group has any Liabilities to the extent relating to any of the Spinco Liabilities, including those listed on Schedule 1.1(c). “Financing” shall have the meaning set forth in the Merger Agreement. “Former Business” means any Entity, division, business unit or business (in each case, including any assets and liabilities comprising the same) that has been sold, conveyed, assigned, transferred or otherwise disposed of or divested (in whole or in part) to a Person that is not a member of the Spinco Group or the Remainco Group or the operations, activities or production of which has been discontinued, abandoned, completed or otherwise terminated (in whole or in part), in each case, prior to the Distribution Effective Time.

Exhibit A-6 “Fraud” means, with respect to a Party, common law fraud of a representation or warranty in the Merger Agreement or any of the other Transaction Documents executed as of the date hereof and any certificate delivered pursuant to Section 6.7(b) or Section 7.7(b) of the Merger Agreement involving an actual and intentional misrepresentation made by such Party with actual knowledge of its falsity and made for the purpose of inducing the other Parties to act, and upon which the other Parties justifiably relies with resulting Losses. Fraud shall not include any claim for equitable fraud, constructive fraud, promissory fraud, unfair dealings fraud, fraud by reckless or negligent misrepresentation or any tort based on negligence or recklessness. “GAAP” shall have the meaning set forth in the Merger Agreement. “Gaming Authority” shall have the meaning set forth in the Merger Agreement. “Gaming Holdco” shall have the meaning set forth in the Preamble. “Ghostbusters Sublicensing Agreement” means the Ghostbusters Sublicensing Agreement to be entered into by and between US Lottery Opco and US Gaming Opco, substantially in the form attached hereto as Exhibit C. “Governmental Approval” shall have the meaning set forth in the Merger Agreement. “Governmental Authority” means any United States or non-United States federal, state or local or any supra-national, political subdivision, governmental, legislative, regulatory or administrative authority, instrumentality, agency, body or commission, self-regulatory authority or any court, tribunal, or judicial or arbitral body, including any Gaming Authority. “Governmental Order” means any legally binding and enforceable order, writ, judgment, injunction or decree, entered by or with any Governmental Authority. “Group” means (a) with respect to Remainco, the Remainco Group, (b) with respect to Spinco, the Spinco Group and (c) with respect to Merger Partner, the Merger Partner Group. “GINA” shall have the meaning set forth in the definition of “Remainco Books and Records”. “Hazardous Materials” has the meaning set forth in the Merger Agreement. “Indebtedness” of any Person means, without duplication, (a) indebtedness for borrowed money or indebtedness issued or incurred in substitution or exchange for indebtedness for borrowed money; (b) indebtedness evidenced by any bond, debenture or note; (c) reimbursement or indemnification obligations with respect to letters of credit, performance bond, surety bonds or other similar instruments, but solely to the extent drawn; (d) net obligations under any interest rate, commodity or currency swap, cap, collar or futures Contract or other interest rate, commodity or currency hedging arrangement; (e) accrued and unpaid interest; (f) any guaranty by such Person of any indebtedness of any Third Party described in clauses (a) through (e) (without duplication of any such guaranteed indebtedness amounts; (g) Liability for Accrued Income Taxes; (h) finance leases; (i) any earnouts or deferred payments in connection with any acquisitions; and (j) prepayment premiums, penalties, make-whole payments or obligations or other similar costs, fees

Exhibit A-7 or expenses incurred in connection with the prepayment, repayment, redemption, payoff, amendment, modification or supplement of the items described in the foregoing clauses (a) through (f). “Independent Accounting Firm” shall have the meaning set forth in Section 2.5(f). “Indemnified Party” shall have the meaning set forth in Section 3.4(a). “Indemnifying Party” shall have the meaning set forth in Section 3.4(a). “Information” means information, content, and data in written, oral, electronic, computerized, digital or other tangible or intangible media, including (a) books and records, whether accounting, corporate, legal or otherwise; ledgers, studies, reports, surveys, designs, specifications, drawings, blueprints, diagrams, models, prototypes, samples, flow charts, and marketing plans; information about customers (including prospects), vendors, partners, and other Third Parties, including names and contact information; employee files and information; technical information relating to the design, operation, testing, test results, development, and manufacture of any Party’s or its Group’s product or facilities (including product or facility specifications and documentation); engineering, design, and manufacturing drawings, diagrams, layouts, maps and illustrations; formulations and material specifications; laboratory studies and benchmark tests; quality assurance policies, procedures and specifications; evaluation and/validation studies; process control and shop-floor control strategies, logic or algorithms; databases; product costs, margins and pricing; product marketing studies and strategies; all other methodologies, procedures, techniques and know-how related to research, engineering, development and manufacturing; information security records (e.g., incident reports, audit logs, etc.); and (b) financial and business information, including earnings reports and forecasts, macro-economic reports and forecasts, cost information (including supplier records and lists), sales and pricing data, business plans, market evaluations, surveys, credit-related information, and other such information as may be needed for reasonable compliance with reporting, disclosure, filing or other requirements, including under applicable securities Laws or regulations of securities exchanges. “Initial Lenders” shall have the meaning set forth in the Commitment Letter. “Insurance Policies” means all insurance Contracts of any kind (including claim administration Contracts, but excluding insurance Contracts funding benefits under any benefit plan arrangement), including primary, excess and umbrella policies, commercial general liability policies, fiduciary liability, directors’ and officers’ liability, automobile, property and casualty, workers’ compensation and employee dishonesty insurance policies and bonds (excluding Self- Insurance). “Insurance Proceeds” means those monies (a) received by an insured from an insurance carrier, (b) paid by an insurance carrier on behalf of the insured or (c) received (including by way of setoff) from any third Person in the nature of insurance, contribution or indemnification with respect to any Liability; in any such case net of any applicable premium adjustments (including reserves and retrospectively-rated premium adjustments) and net of any costs or expenses, including Taxes, incurred in connection with the receipt thereof but excluding proceeds or payments from Self-Insurance.

Exhibit A-8 “Intellectual Property” means collectively, any of the following that may exist or be created or recognized under the Laws of any Governmental Authority: (a) patents and patent applications (including any and all provisionals, divisionals, continuations, continuations-in-part and reissues thereof), (b) trademarks, trade names, trade dress, logos, service marks and domain names (including registrations and applications therefor) and any goodwill associated therewith, and all extensions and renewals of any of the foregoing (“Trademarks”), (c) copyrights, (including registrations and applications therefor), (d) trade secrets, confidential financial information, customer lists and know-how, and (e) other intellectual property and related proprietary rights, interests, and protections (including all rights to sue and recover and retain damages, costs, and attorneys’ fees for past, present, and future infringement and any other rights relating to any of the foregoing). Except for the underlying copyright in Software, Intellectual Property shall not include any Software. “Intellectual Property Agreements” means all written licenses, sublicenses, consent to use agreements, settlements, coexistence agreements, covenants not to sue, waivers, releases, permissions and other Contracts relating to any of the Spinco Intellectual Property. “Intellectual Property License Agreement” means the Intellectual Property License Agreement to be entered into by and between Remainco and Spinco, substantially in the form attached hereto as Exhibit D. “Intended Tax Treatment” shall have the meaning set forth in Section 5.19. “Intercompany Account Termination Agreement” means the Agreement Regarding Intercompany Accounts and Contracts to be entered into among the Spinco Group, on the one hand, and the Remainco Group, on the other hand, in connection with the Separation, substantially in the form attached hereto as Exhibit E. “International Game Technology PLC Marks” shall mean all Trademarks consisting of or incorporating the Trademarks disclosed on Schedule 1.1(v). “IT Assets” means all elements of information technology and systems, including computer systems and servers, telecommunications equipment, internet protocol (IP) addresses, data rights, networks and platforms, peripherals, related technology items and accompanying documentation, reference materials, resource and training materials. “Joint Proxy Statement/Prospectus” shall have the meaning set forth in the Merger Agreement. “Jumanji Sublicensing Agreement” means the Jumanji Sublicensing Agreement to be entered into by and between US Lottery Opco and US Gaming Opco, substantially in the form attached hereto as Exhibit F. “Law” means any United States or non-United States federal, state, local or territorial law, treaty, convention, code, statute, ordinance, directive, rule, regulation, agency requirement, Governmental Order or other requirement or rule of law.

Exhibit A-9 “Liabilities” means any and all debts, liabilities, expenses, commitments or obligations, whether direct or indirect, accrued or fixed, known or unknown, absolute or contingent, matured or unmatured or determined or determinable, disputed or undisputed, joint or several, secured or unsecured, liquidated or unliquidated, whenever (including in the past, present or future) and however arising (including out of any contract or tort based on negligence or strict liability) and whether or not the same would be required by GAAP to be reflected in any financial statements or disclosed in the notes thereto. “Losses” means any and all losses, costs, charges, settlement payments, awards, judgments, fines, penalties, damages, expenses (including reasonable attorneys’, actuaries’, accountants’ and other professionals’ fees, disbursements and expenses), liabilities, claims or deficiencies of any kind; provided that Losses shall not include indirect, incidental, punitive, exemplary, treble, diminution in value, losses based on any multiple, special or consequential damages (including lost profits), except to the extent actually awarded in connection with a Third- Party Claim. “Merger” shall have the meaning set forth in the Recitals. “Merger Agreement” shall have the meaning set forth in the Recitals. “Merger Effective Time” shall have the meaning set forth in the Merger Agreement. “Merger Partner” shall have the meaning set forth in the Preamble. “Merger Partner Adjustment Consultation Period” shall have the meaning set forth in Section 2.5(e). “Merger Partner Adjustment Report” shall have the meaning set forth in Section 2.5(g). “Merger Partner Adjustment Review Period” shall have the meaning set forth in Section 2.5(c). “Merger Partner Board” means shall have the meaning set forth in the Merger Agreement. “Merger Partner Closing Cash Amount” means an amount, as of immediately prior to the Merger Effective Time, calculated in accordance with the Merger Partner Transaction Accounting Principles, equal to the sum of all cash, net of settlement assets and liabilities, cash equivalents, marketable securities, checks, drafts and deposits (net of any uncleared checks and drafts written or issued), provided that the effects of the Contemplated Transactions shall be disregarded for purposes of calculating the Merger Partner Closing Cash Amount; provided, further, that the term “Merger Partner Closing Cash Amount” shall not include any (i) proceeds of the Financing or (ii) Merger Partner Restricted Cash . “Merger Partner Closing Dividend Payment” means the product of the Merger Partner Closing Dividend Payment Per Share and the Merger Partner Record Date Outstanding Shares.

Exhibit A-10 “Merger Partner Closing Indebtedness Amount” means, as of immediately prior to the Merger Effective Time, the amount of Merger Partner Indebtedness, including any earnouts or deferred payments in connection with any acquisitions permitted under Section 4.3(b) of the Merger Partner Disclosure Letter (“Merger Partner Earnouts”). “Merger Partner Closing Net Working Capital” means, as of immediately prior to the Merger Effective Time, an amount equal to the difference between (a) the sum of the current assets of the Merger Partner Group and (b) the sum of the current liabilities of the Merger Partner Group, in each case, calculated in accordance with the Merger Partner Transaction Accounting Principles. For illustrative purposes only, Schedule 1.1(g) includes an example calculation of the Merger Partner Closing Net Working Capital as though the Closing Date occurred on the Merger Partner Reference Balance Sheet Date. The Merger Partner Closing Cash Amount, the Merger Partner Closing Indebtedness Amount, the Merger Partner Transaction Expenses (including related accruals and payables), the Merger Partner Earnouts and the Merger Partner Change of Control Amounts shall not be included in the Merger Partner Closing Net Working Capital. The Merger Partner Closing Net Working Capital shall not take into account any income Tax assets or liabilities, deferred Tax assets and liabilities or any assets or liabilities to be cancelled prior to the Merger Effective Time or obligations relating to any jackpot Liabilities. To the extent the methodologies used to calculate example calculation of the Merger Partner Closing Net Working Capital in Schedule 1.1(g) conflicts with the Merger Partner Transaction Accounting Principles, the Merger Partner Transaction Accounting Principles shall prevail. “Merger Partner Dispute Notice” shall have the meaning set forth in Section 2.5(d). “Merger Partner Dividend” means a dividend consisting of: (a) if the Merger Partner Estimated Dividend Amount Per Share is greater than $0.00, a cash dividend per share of Merger Partner Common Stock outstanding as of the Merger Partner Record Date equal to eighty-five percent (85%) of the Merger Partner Estimated Dividend Amount Per Share (the “Merger Partner Closing Dividend Payment Per Share”) and (b) an irrevocable instrument or other right (the “Merger Partner Dividend Payment Instrument”) that shall represent the right to receive the Merger Partner Dividend Amount Per Share True Up Amount, if such amount is greater than $0.00, as finally determined in accordance with this Agreement (and less applicable withholding Taxes), with respect to each share of Merger Partner Common Stock owned of record by the Merger Partner Record Holders as of the Merger Partner Record Date. “Merger Partner Dividend Amount” means the amount equal to the sum of: (i) plus the Merger Partner Closing Net Working Capital; (ii) minus the Merger Partner Net Working Capital Target; (iii) plus the Merger Partner Closing Cash Amount; (iv) minus the Merger Partner Minimum Cash Amount; (v) plus the Merger Partner Maximum Indebtedness Amount; (vi) minus the Merger Partner Closing Indebtedness Amount;

Exhibit A-11 (vii) plus the amount, of the Merger Partner Pre-Closing Commitment Fees; (viii) minus the amount of any Merger Partner Transaction Expenses. “Merger Partner Dividend Amount Per Share” means an amount, rounded down to the nearest hundredth, equal to the quotient of (a) the Merger Partner Dividend Amount and (b) and the Merger Partner Record Date Outstanding Shares. “Merger Partner Dividend Amount Per Share True Up Amount” means an amount equal to the difference between (a) the Merger Partner Final Dividend Amount Per Share and (b) the Merger Partner Closing Dividend Payment Per Share. “Merger Partner Employees” shall have the meaning set forth in the Employee Matters Agreement. “Merger Partner Estimated Closing Statement” shall have the meaning set forth in Section 2.5(a). “Merger Partner Estimated Dividend Amount” shall have the meaning set forth in Section 2.5(a). “Merger Partner Estimated Dividend Amount Per Share” shall have the meaning set forth in Section 2.5(a). “Merger Partner Group” means Merger Partner and each Entity that is or becomes a Subsidiary of Merger Partner (which shall (a) include, from and after the Merger Effective Time, each member of the Spinco Group, and (b) exclude, prior to the Merger Effective Time, each member of the Spinco Group). “Merger Partner Indebtedness” means, as of immediately prior to the Merger Effective Time, the aggregate amount of all Indebtedness of Merger Partner; provided that Merger Partner Indebtedness shall not include any of the Indebtedness under the Financing. Notwithstanding anything to the contrary contained in this Agreement, the term “Merger Partner Indebtedness” shall not include (a) trade payables, (b) amounts reflected in the Merger Partner Closing Net Working Capital, (c) endorsements of negotiable instruments for collection in the ordinary course of business, (d) obligations relating to any jackpot Liabilities or any obligations relating to any Credit Support Instruments, (e) obligations related to any lease that is or is required to be accounted for as an operating lease, (f) obligations that are guaranteed, endorsed or assumed by, or subject to a contingent obligation of, any member of the Merger Partner Group, (g) prepayment premiums, penalties, make-whole payments or obligations or other similar costs, fees or expenses incurred in connection with the prepayment, repayment, redemption, payoff, amendment, modification or supplement of the items related to indebtedness for borrowed money outstanding as of the date hereof or any Credit Support Instruments as of the date hereof or (h) any other obligations which the Merger Partner Transaction Accounting Principles provide shall not constitute Indebtedness, in each case, calculated in accordance with the Merger Partner Transaction Accounting Principles and the convention set forth on Schedule 1.1(g).

Exhibit A-12 “Merger Partner Initial Post-Closing Statement” shall have the meaning set forth in Section 2.5(b). “Merger Partner Maximum Indebtedness Amount” means One Billion Five Million Seven Hundred Forty-Three Thousand Dollars ($1,005,743,000). “Merger Partner Minimum Cash Amount” means Thirty Million Dollars ($30,000,000). “Merger Partner Negative Estimated Dividend” means the lesser of (a) the Merger Partner Estimated Dividend Amount and (b) $0.00. “Merger Partner Over Payment Amount” means the greater of (a) the difference between (i) the Merger Partner Closing Dividend Payment and (ii) the Merger Partner Final Dividend Amount and (b) $0.00. “Merger Partner Pre-Closing Commitment Fees” means the amount of the Pre-Closing Commitment Fees paid by Merger Partner. “Merger Partner Protected Person” means any employee of any member of the Merger Partner Group as of the Distribution Effective Time who (a) is involved in software development for the Merger Partner Group (not including Spinco Employees), including software architects, developers and engineers, (b) develops games (e.g., game developers, mathematicians, graphic designers and sound designers) for the Merger Partner Group (not including Spinco Employees), (c) who supervises the development of games for the business of the Merger Partner (not including Spinco Employees), (d) provides services under the Transition Services Agreement or (e) is an executive officer of any member of the Merger Partner Group, and in the case of each of clauses (a) through (e) is a person with whom the members of the Remainco Group came into contact with in connection with the evaluation, negotiation, execution or consummation of the Contemplated Transactions prior to the Closing. “Merger Partner Record Date” means the close of business on the date determined by the Merger Partner Board to be the record date for determining the holders of record of Merger Partner Common Stock entitled to receive the Merger Partner Dividend; provided that the Merger Partner Record Date shall be prior to the Distribution. “Merger Partner Record Date Outstanding Shares” means the number of shares of Merger Partner Common Stock issued and outstanding as of the Merger Partner Record Date. “Merger Partner Record Holders” means the holders of record of issued and outstanding shares of Merger Partner Common Stock as of the Merger Partner Record Date. “Merger Partner Reference Balance Sheet Date” means December 31, 2023. “Merger Partner Reference Closing Statement” means the sample calculation of the Merger Partner Dividend Amount, and each component thereof, including the Merger Partner Closing Net Working Capital, the Merger Partner Closing Cash Amount, the Merger Partner Closing Indebtedness Amount and the Merger Partner Transaction Expenses, in each case, as of

Exhibit A-13 the close of business on the Merger Partner Reference Balance Sheet Date, which is attached as Schedule 1.1(g) for illustrative purposes only. “Merger Partner Registration Statement” shall have the meaning set forth in the Merger Agreement. “Merger Partner Releasing Parties” shall have the meaning set forth in Section 3.1(a)(ii). “Merger Partner Restricted Business” means the design, development, assembly, distribution and provision to the types of customers of the Spinco Business (e.g., casinos, online casinos (real money and social) and, with respect to video lottery, Governmental Authorities) of the types of goods and services provided by the Spinco Business.. “Merger Partner Restricted Cash” means cash and cash equivalents of the members of the Merger Partner Group that constitute “restricted cash” under GAAP or that otherwise cannot be freely used without violation of Law or breach of Contract, including: (a) any cash held by any member of the Merger Partner Group to secure or otherwise provide payment for any outstanding letters of credit obligations of any member of the Merger Partner Group, (b) security deposits of the members of the Merger Partner Group in respect of obligations of members of the Merger Partner Group and (c) jackpot restricted cash. “Merger Partner Retention Plan” means any employee, consultant or director retention plan adopted or implemented by Merger Partner in connection with the Merger, including the retention plan described in Section 4.3 of the Merger Partner Disclosure Letter. “Merger Partner Target Net Working Capital” means Sixty-Six Million Six Hundred Thousand Dollars ($66,600,000). “Merger Partner Transaction Accounting Principles” means the accounting principles, policies, procedures and methodologies, categorizations, asset recognition bases, definitions, practices and techniques set forth on Schedule 1.1(g). “Merger Partner Transaction Expenses” means the following amounts to the extent that they remain unpaid as of immediately prior to the Merger Effective Time, (a) all out-of-pocket costs and expenses of the Merger Partner Group in connection with the negotiation, preparation and execution of the Transaction Documents, including all financial advisors’ fees, accountants’ fees, brokers’ fees, attorneys’ fees, investment banker fees and all other fees and expenses of professional service firms, service providers, Third Parties, agents and representatives that have not been paid as of the Merger Effective Time and are payable by any member of the Merger Partner Group, (b) any change of control, exit, success, sale, retention, transaction or similar bonuses, payments, benefits or compensatory amounts, in each case payable by a member of the Merger Partner Group solely as a result of the consummation of the Distribution and the Merger (whether payable in connection with, at or following the Distribution and the Merger); provided that (i) amounts under any arrangements described on Schedule 1.1(z) and (ii) any change of control, prepayment premiums, penalties, make-whole payments or obligations or other similar costs, fees or expenses incurred in connection with the prepayment, repayment, redemption, payoff, amendment, modification or supplement of indebtedness outstanding as of the date hereof (clauses (i) and (ii), the “Merger Partner Change of Control Amounts”) shall not be considered

Exhibit A-14 Merger Partner Transaction Expenses and (c) amounts that remain outstanding under the Merger Partner Retention Plan to the extent that they remain unpaid as of the Merger Effective Time. “Merger Sub” shall have the meaning set forth in the Recitals. “New Debt” means the Indebtedness incurred by the members of the Spinco Group pursuant to the Financing. “Non-Transferable Asset” shall have the meaning set forth in Section 1.4(a). “Non-Transferable Liability” shall have the meaning set forth in Section 1.4(a). “Organizational Documents” shall have the meaning set forth in the Merger Agreement. “Other Party’s Auditors” shall have the meaning set forth in Section 4.2(b). “Outstanding Existing Remainco Credit Support Instruments” shall have the meaning set forth in Section 1.10(f). “Outstanding Existing Spinco Credit Support Instruments” shall have the meaning set forth in Section 1.10(c). “Party” shall have the respective meanings set forth in the Preamble. “Past Practice” shall have the meaning set forth in the Tax Matters Agreement. “Permit” shall have the meaning set forth in the Merger Agreement. “Person” means any natural person, Entity or Governmental Authority. “Permitted Business” means (a) the Remainco Retained Business, (b) any business-to- consumer business that provides product, services, applications or solutions directly to natural persons, including with respect to sports betting, gaming machines or digital betting, or (c) any business-to-business/government business that provides products, services, applications or solutions competing with the products, services, applications or solutions of the Merger Partner Restricted Business to lotteries or Governmental Authorities for or with respect to lotteries, excluding, in each of clauses (a) and (c), the provision of video lottery terminal (VLT) cabinets, games, systems and software or other Merger Partner Restricted Business products or services to casinos (unless the casino is owned and operated by a lottery or a Governmental Authority for a lottery and such products or services are ancillary to the products or services Remainco provides to such lottery or Governmental Authority). “Post-Closing Remainco Group Member” shall have the meaning set forth in the Merger Agreement. “Pre-Closing Commitment Fees” means the commitment fees and other fees and amounts required by the Commitment Letter to be paid prior to the Closing Date (including escrow deposits

Exhibit A-15 of prefunded potential interest payments in connection with any Securities Offerings funded into escrow). “Pre-Closing Period” shall have the meaning set forth in the Merger Agreement. “Prepaid Royalty Amount” means, as of the date of determination, the amount of prepaid royalty payments for the Sony License Agreement, reduced for any amortization between the date of payment and the Merger Effective Time that have been made after the date hereof and prior to the Merger Effective Time pursuant to the Sony License Agreement. “Privileged Information” means Information that is subject to attorney-client, work product protection or any other applicable privilege or immunity. “Pursue” means the discharge, prosecution, appeal, negotiation, resolution, settlement, compromise or other pursuit or defense of any claims with respect to the Remainco Retained Liabilities or the Spinco Liabilities, as applicable, in whole or in part, including by litigation, arbitration, alternative dispute resolution, negotiation, settlement or compromise. “Real Estate Matters Agreement” means the Real Estate Matters Agreement between Remainco, Spinco and Merger Partner, dated as of the date hereof, and attached hereto as Exhibit G. “Refund” shall have the meaning set forth in the Tax Matters Agreement. “Release” shall have the meaning set forth in the Merger Agreement. “Remainco” shall have the meaning set forth in the Preamble. “Remainco Accounts” shall have the meaning set forth in Section 1.5(a). “Remainco Credit Support Account” shall have the meaning set forth in Section 1.10(f). “Remainco Pre-Closing Commitment Fees” means the amount of the Pre-Closing Commitment Fees paid by any member of the Remainco Group. “Remainco Asset Transferee” means any Entity that is or shall be a member of the Remainco Group to which Remainco Retained Assets shall be or have been transferred, directly or indirectly, at or prior to the Distribution Effective Time by an Asset Transferor (or which assets are already held by such Entity) in order to consummate the Contemplated Transactions. “Remainco Backstop Credit Support Instrument” shall have the meaning set forth in Section 1.10(f). “Remainco Board” shall have the meaning set forth in the Recitals. “Remainco Books and Records” means (a) minute books, equity interest records, consents and other similar records of the Remainco Group; (b) books and records relating to the Remainco Retained Assets or the Remainco Retained Liabilities (including any books and records

Exhibit A-16 and privileged information relating to any cause of action (including counterclaims) and defenses against Third Parties relating to any Remainco Asset or any Remainco Retained Liability); (c) books and records (including personnel and employment records) that any of the members of Remainco Group is required by Law to retain or prohibited by Law from delivering to Spinco (copies of which shall be made available to Spinco at Spinco’s sole expense upon Spinco’s reasonable request to the extent permitted by Law and solely with respect to the Spinco Business); (d) any financial records (including general ledgers) or Remainco Records; (e) any books and records, reports, internal drafts, opinions, valuations, correspondence or other materials prepared or received by any member of the Remainco Group or its or their respective Representatives irrespective of whether they remain in the possession of a member of the Spinco Group after the Distribution Date and whether privileged or non-privileged, in connection with a potential sale of the Spinco Business or the Spinco Group; (f) all confidentiality or non-disclosure agreements with prospective purchasers of the Spinco Business or the Spinco Group or any portion thereof and all bids, letters of intent and expressions of interest received from Third Parties with respect thereto; (g) any consolidated regulatory filings made by Remainco or any of its Affiliates and any related correspondence with Governmental Authorities unless the information contained therein relates primarily to the Spinco Group or the Spinco Business; (h) personnel and employment records for all employees and former employees of any member of the Remainco Group who are not Spinco Employees, and any other email, files, data and information with respect to the employees of Remainco or any of its Affiliates; (i) any medical information regarding any current or former employee, consultant or contractor of Remainco or any of its Affiliates, including any “genetic information” within the meaning of the Genetic Information Nondiscrimination Act of 2008 (“GINA”), any individual’s family medical history (except as otherwise permitted by GINA and the Family and Medical Leave Act), the results of an individual’s or family member’s genetic tests, the fact that an individual or an individual’s family member sought or received genetic services, or genetic information of a fetus carried by an individual or an individual’s family member or an embryo lawfully held by an individual or family member receiving assistive reproductive services; (j) copies of any books and records which Remainco reasonably determines are necessary to enable Remainco or any of its Affiliates to prepare or file Tax Returns (with the originals to be transferred to Spinco if such books and records are otherwise Spinco Assets and with each Party’s access to the other Party’s Tax book and records otherwise governed by the Tax Matters Agreement); (k) all privileged materials, documents and records that are not primarily related to the Spinco Business and (l) any information, books or records older than January 1, 2020. “Remainco’s Form 20-F” means Remainco’s Report on Form 20-F for the year ended December 31, 2022. “Remainco Group” means (a) with respect to any period prior to the Distribution Effective Time, Remainco and each of its Subsidiaries (including the members of the Spinco Group) and (b) with respect to any period following the Distribution Effective Time, Remainco, each of its Subsidiaries (excluding the members of the Spinco Group) and each other Entity that becomes a Subsidiary of Remainco. “Remainco Indemnified Parties” have the meaning set forth in Section 3.3 and shall not include the Spinco Indemnified Parties.

Exhibit A-17 “Remainco Insurance Policies” means Insurance Policies of any member of the Remainco Group in effect prior to the Distribution Effective Time. “Remainco Protected Person” means any employee of any member of the Remainco Group as of the Distribution Effective Time who (a) (i) is involved in software development for the Remainco Group or the Remainco Retained Business, including software architects, developers and engineers, (ii) develops games (e.g., game developers, mathematicians, graphic designers and sound designers) for the Remainco Retained Business or any member of the Remainco Group, or (iii) who supervises the development of games for the Remainco Retained Business or any member of the Remainco Group; (b) provides services under the Transition Services Agreement; or (c) is an executive officer of any member of the Remainco Group. “Remainco Note” means the promissory note in the form attached hereto as Exhibit H. “Remainco Ordinary Shares” shall have the meaning set forth in the Merger Agreement. “Remainco Record Date” means the close of business on date determined by the Remainco Board to be the record date for determining the holders of record of Remainco Ordinary Shares entitled to receive Spinco Units in the Distribution. “Remainco Record Holders” means the holders of Remainco Ordinary Shares entered in the register of members of Remainco on the Remainco Record Date. “Remainco Released Liabilities” shall have the meaning set forth in Section 3.1(a)(i). “Remainco Released Parties” shall have the meaning set forth in Section 3.1(a)(ii). “Remainco Releasing Parties” shall have the meaning set forth in Section 3.1(a)(i). “Remainco Retained Assets” means the following Assets of the members of the Remainco Group as of immediately prior to the Distribution Effective Time, excluding, in each case, the Spinco Assets: (i) other than Spinco Restricted Cash, all cash, cash equivalents, marketable securities, checks, drafts and deposits, except the Spinco Closing Cash Amount; (ii) except for the Spinco Properties, the Spinco Leases, the Spinco Assigned Properties, and the interest of the applicable member of the Spinco Group in any properties that are partially subleased or sublicensed by a member of the Spinco Group from a member of the Remainco Group pursuant to Article V of the Real Estate Matters Agreement, all of the right, title and interest of the members of the Remainco Group in owned and leased real property, including all such right, title and interest under each real property lease pursuant to which any of them leases, subleases (as sub-landlord or sub-tenant) or otherwise occupies any such leased real property, including all improvements, fixtures and appurtenances thereto and rights in respect thereof;

Exhibit A-18 (iii) all rights to any Trademark that is not Spinco Owned Intellectual Property, together with any Contracts granting rights to use the same and any Intellectual Property to the extent incorporating any of the same and any and all goodwill, registrations and applications relating thereto that is not a Spinco Owned Intellectual Property; (iv) any Intellectual Property (including Remainco Retained Intellectual Property and Software) that is not Spinco Owned Software and Spinco Owned Intellectual Property, together with any Contracts granting rights to use the same; (v) all Software that is not Spinco Owned Software and the Spinco Owned Intellectual Property related thereto; (vi) all Contracts (and all rights thereunder) that are not Spinco Contracts, including the Contracts listed on Schedule 1.1(d); (vii) the Remainco Insurance Policies and any benefits, proceeds or premium refunds payable or paid thereunder or with respect thereto (it being understood that the members of the Spinco Group have certain contractual rights and limitations as set forth in Section 4.10); (viii) any Remainco Books and Records; provided that Spinco shall be entitled to a copy of certain Remainco Books and Records as provided in Section 4.3; (ix) all Permits other than the Spinco Permits; (x) except for causes of action and defenses primarily relating to the Spinco Business, all causes of action (including counterclaims) and defenses against Third Parties relating to any Remainco Retained Asset or any Remainco Retained Liability; (xi) the Remainco Note; (xii) the assets, rights and properties set forth on Schedule 1.1(e); (xiii) except as set forth in the Transition Services Agreement or primarily related to the Spinco Business, all rights to receive, and all rights with respect to the delivery of, enterprise-wide services of the type provided prior to the date hereof to the Spinco Business by any member of the Remainco Group (other than the members of Spinco Group), including assets used or held for use by members of the Remainco Group in connection with such corporate-level services; (xiv) other than Equity Interests of the members of the Spinco Group, any other Equity Interests of any Entity;

Exhibit A-19 (xv) other than the Spinco Owned Intellectual Property and the Spinco Owned Software, any assets, properties, rights, Contracts and claims of the members of the Remainco Group that are not Spinco Assets; (xvi) the bank accounts of the Post-Closing Remainco Group Members; (xvii) any and all assets that are expressly contemplated by any of the Transaction Documents as Assets to be retained by, or Transferred to, Remainco or any other member of the Remainco Group; and (xviii) except for those Assets expressly identified as Spinco Assets in clauses (i) through (xvii) of the definition of “Spinco Assets,” any other assets, properties, rights, Contracts and claims of the members of the Remainco Group or the Remainco Retained Business, including as described on Schedule 1.1(f). For the avoidance of doubt, the members of the Remainco Group immediately prior to the Distribution Effective Time include the members of the Spinco Group. “Remainco Retained Business” means as conducted and existed at any time prior to or as of the Distribution Effective Time, any and all businesses and operations of the Remainco Group other than the Spinco Business, including the Global Lottery business segment of Remainco, which as of December 31, 2022 was described in Remainco’s Form 20-F to include (a) the design, development, manufacturing, sale, leasing, operating, delivery, installation and marketing of lottery (including iLottery) games and products (both physical games and products (including draw-based games (including Keno) and instant ticket games) and digital games and products ( including eInstants, eDraw and iKeno games)), solutions and services by the Remainco Group, (b) consulting services provided by the Remainco Group to Persons with respect to lottery products and games, and lottery solutions and services and (c) the design, development and provision of payment products and services and related functionality to customers of the businesses described in clauses (a) and (b). “Remainco Retained Intellectual Property and Software” means the Intellectual Property and Software that is not Spinco Intellectual Property and is not Spinco Software, including the Intellectual Property set forth on Schedule 1.1(w). “Remainco Retained Liabilities” means the following Liabilities of the members of the Remainco Group as of immediately prior to the Distribution Effective Time: (i) all Liabilities of the Remainco Group to the extent such Liabilities are not Spinco Liabilities, or arise out of the ownership, operation, use or conduct of the Remainco Retained Assets or Remainco Retained Business following the Distribution Date; (ii) any Indebtedness of the members of the Remainco Group that is outstanding immediately prior to the Distribution Effective Time, including Indebtedness between any member of the Remainco Group, on the one hand, and any member of the Spinco Group, on the other hand (other than (A) the New Debt, (B) Spinco Indebtedness to the extent included in the calculation of the Spinco

Exhibit A-20 Adjustment Amount, (C) Indebtedness or Liabilities of any member of the Spinco Group that is not considered Spinco Indebtedness because of clauses (i) through (ix) of the definition of Spinco Indebtedness and (D) Indebtedness solely between or among any members of the Spinco Group); (iii) (A) all out-of-pocket costs, fees and expenses of the members of the Remainco Group incurred prior to the Distribution Date in connection with the negotiation, preparation and execution of the Transaction Documents or relating to exploring, discussing or negotiating the sale or separation of the Spinco Business or any other portion of the Remainco Retained Business, including all financial advisors’ fees, accountants’ fees, brokers’ fees, attorneys’ fees, investment banker fees and all other fees and expenses of professional service firms, service providers, agents and representatives that have not been paid as of the Distribution Effective Time and are payable by any member of the Spinco Group (it being understood that Remainco shall not be responsible for any consent, settlement or similar fees or amounts that Spinco or any of its Affiliates pays to obtain any Consents or Governmental Approvals in connection with the Transfer of any Assets to members of the Spinco Group or the Assumption of any Liabilities by any members of the Spinco Group), (B) except as otherwise mutually agreed by Remainco and Merger Partner and except for Liabilities under any Contracts entered into in connection with the Financing (which shall allocate Liabilities relating thereto), any Liabilities under any engagement letters or Contracts entered into by any member of the Remainco Group with any financial advisors prior to the Distribution Effective Time in connection with the negotiation, preparation and execution of the Transaction Documents or relating to exploring, discussing or negotiating the sale or separation of the Spinco Business and (C) any change of control, exit, success, sale, retention, transaction or similar bonuses, payments, benefits or compensatory amounts pursuant to any Contract entered into prior to the Distribution with any member of the Remainco Group, in each case payable to Spinco Employees solely as a result of the consummation of the Distribution and the Merger (whether payable in connection with, at or following the Distribution and the Merger); provided that any Liabilities (including fees, costs and expenses) relating or arising out of the Financing shall not be Remainco Retained Liabilities; (iv) all Liabilities of the members of the Remainco Group to the extent arising under or related to the ownership, operation or use by any member of the Remainco Group of any Remainco Retained Asset or the Remainco Retained Business, whether at, before or after the Distribution Effective Time; (v) all Liabilities to the extent relating to, arising out of or resulting from the ownership, conduct or operation of any business (other than the Spinco Business or any Spinco Former Business) of the members of the Remainco Group (including any Former Business of the Remainco Group that is not a Spinco Former Business), whether prior to, at or after the Distribution Effective Time (including any Liability relating to, arising out of or resulting from any act or failure to act by any director, officer, employee (other than any Liabilities relating to claims brought by or on behalf of any Remainco Employee or Former Remainco Employee, in each case to

Exhibit A-21 the extent allocated to a Party under Section 1.2 of the Employee Matters Agreement), agent, distributor or representative (whether or not such act or failure to act is or was within such Person’s authority) of the Spinco Group); (vi) (A) any Liabilities for any Actions brought under applicable federal or state securities Laws relating to, arising out of or resulting from information regarding Remainco, the Spinco Group and the Spinco Business in (I) the Merger Partner Registration Statement, the Joint Proxy Statement/Prospectus, and the Spinco Registration Statement and (II) any registration statement for offerings of debt securities and any offering memoranda and similar documents in connection with a Securities Offering, in each case, with respect to any information relating to Remainco, the Spinco Group and the Spinco Business that was provided prior to the Closing by any distributor or Representative of the Remainco Group or the Spinco Group, including the financial statements for the Spinco Business and the financial information derived from such financial statements; and (B) any Liabilities arising out of any Actions brought by or on behalf of any shareholders of Remainco for a breach of fiduciary duties by the Remainco Board relating to, arising out of or resulting from the Contemplated Transactions (other than the Liabilities described in Section 1.1(c)); (vii) all Liabilities to the extent relating to, arising out of or resulting from the allocated portion of any Shared Contract in accordance with Section 1.2 or any other Contract that is assigned to a member of the Remainco Group; (viii) all Liabilities under any Contracts between Delta, on one hand, and any member of the Remainco Group, on the other hand, other the Voting Agreement and the Investor Rights Agreement and (ix) all other Liabilities of the members of the Remainco Group that are expressly indicated by any of the Transaction Documents as Liabilities to be retained or Assumed by Remainco or any other member of the Remainco Group. “Remainco Retained Properties” has the meaning set forth in the Real Estate Matters Agreement. “Remainco Special Voting Shares” shall have the meaning set forth in the Merger Agreement. “Remainco Sterling Shares” shall have the meaning set forth in the Merger Agreement. “Representatives” means of a Person means such Person’s Affiliates and the directors, officers, employees, advisors, agents, equityholders consultants, independent accountants, investment bankers, counsel or other representatives of such Person and of such Person’s Affiliates. “Required Remainco Shareholder Vote” shall have the meaning set forth in the Merger Agreement.

Exhibit A-22 “Restricted Period” shall have the meaning set forth in Section 1.12(a)(i). “Rhode Island VLT JV Interest Management Contract” means the Rhode Island VLT JV Interest Management Contract to be entered into by and between US Lottery Opco and US Gaming Opco, substantially in the form attached hereto as Exhibit I. “Rhode Island VLT System Subcontract” means the Subcontract to be entered into between US Lottery Opco and US Gaming Opco, substantially in the form attached hereto as Exhibit J. “SEC” means the United States Securities and Exchange Commission. “Second Step Merger” shall have the meaning set forth in the Recitals. “Securities Offering” shall have the meaning set forth in the Merger Agreement. “Self-Insurance” means any portion of risk that is not financially transferred to a Third Party unaffiliated insurance company, and shall include deductibles, self-insured retentions, and captive insurance. “Separation” means the allocation and Transfer of Assets and Assumption of Liabilities, including by means of the Separation Documents and pursuant to the Separation Plan, resulting in (a) the members of the Spinco Group owning and operating the Spinco Business (through their ownership, acceptance and Assumption of the Spinco Assets and the Spinco Liabilities), and (b) the members of the Remainco Group continuing to own and operate the Remainco Retained Business (through their ownership, acceptance and Assumption of the Remainco Retained Assets and the Remainco Retained Liabilities), in each case, in accordance with the terms of this Agreement. “Separation Activities” means actions taken that in the good faith judgment of Remainco are necessary or reasonably advisable to take or cause to be taken in order to effect the Separation, the Transfer of the Spinco Assets or the Remainco Retained Assets, as applicable, the Assumption of the Spinco Liabilities or the Remainco Retained Liabilities, as applicable, the treatment of intercompany obligations and Contracts as contemplated in Section 1.3, the separation of the shared Contracts and any other aspects of the Separation. “Separation Documents” means the Contracts, instruments and other documents entered into to effect the Separation or the Separation Activities. “Separation Plan” means the Separation Plan set forth on Exhibit K, as amended, supplemented or modified from time to time. Notwithstanding anything to the contrary contained in any of the Transaction Documents, following the date hereof but prior to the Closing, Remainco shall be permitted to amend the Separation Plan (and the applicable terms of this Agreement and the Separation Documents) with the prior written consent of Merger Partner, which shall not be unreasonably withheld, conditioned or delayed; provided that such consent shall not be required for any amendment to the Separation Plan that would not adversely affect the Merger Partner Group, taken as a whole, in any material manner. Remainco shall be permitted to update any

Exhibit A-23 Schedules or Exhibits to this Agreement or the Merger Agreement to give effect to any such amendments. “Shared Contract” means those Contracts (or categories of Contracts, as applicable) identified on Schedule 1.1(h). “Software” shall have the meaning set forth in the Merger Agreement. “Software License and Support Agreement in favor of Remainco Group” means Technology License and Support Agreement in favor of Remainco Group to be entered into by and between US Lottery Opco and US Gaming Opco, in substantially the form attached hereto as Exhibit L. “Software License and Support Agreement in favor of the Spinco Group” means the Technology License and Support Agreement in favor of Spinco Group to be entered into by and between US Lottery Opco and US Gaming Opco, in substantially the form attached hereto as Exhibit M. “Sony License Agreement” means that certain Exclusive License Agreement #305517, dated June 1, 2023, between Califon Productions, Inc. and US Gaming Opco. “Spinco” shall have the meaning set forth in the Preamble. “Spinco Adjustment Amount” means the amount equal to the sum of: (i) plus the Spinco Closing Net Working Capital; (ii) minus the Spinco Target Net Working Capital; (iii) plus the Spinco Closing Cash Amount; (iv) minus Spinco Minimum Cash Amount; (v) plus the amount of the Remainco Pre-Closing Commitment Fees; and (vi) minus the amount of the Spinco Closing Indebtedness Amount. “Spinco Adjustment Amount Decrease” shall have the meaning set forth in Section 2.6(j)(i). “Spinco Adjustment Amount Increase” shall have the meaning set forth in Section 2.6(j)(i). “Spinco Adjustment Consultation Period” shall have the meaning set forth in Section 2.6(e). “Spinco Adjustment Report” shall have the meaning set forth in Section 2.6(g).

Exhibit A-24 “Spinco Adjustment Review Period” shall have the meaning set forth in Section 2.6(c). “Spinco Asset Transferee” means any Entity that is or shall be a member of the Spinco Group to which Spinco Assets shall be or have been transferred, directly or indirectly, at or prior to the Distribution Effective Time by an Asset Transferor to consummate Contemplated Transactions. “Spinco Assets” means all right, title and interest of the members of the Remainco Group to and under the following Assets of the Asset Transferors as of immediately prior to the Distribution Effective Time, excluding, in each case, the Remainco Retained Assets: (i) (A) any Contract to which any member of the Remainco Group is a party that is primarily related to or primarily used in the Spinco Business or set forth on Schedule 1.1(i) (collectively, the “Spinco Contracts”), including the real estate leases and subleases set forth on Schedule 1.1(i) (the “Spinco Leases”), the Spinco Assigned Properties, the interest of the applicable member of the Spinco Group in any properties that are partially subleased or sublicensed by a member of the Spinco Group from a member of the Remainco Group pursuant to Article V of the Real Estate Matters Agreement, including the Spinco Properties, and (B) the portion of any Shared Contracts assigned to Spinco pursuant to Section 1.2, subject to the rights of Remainco and the obligations of the Parties set forth in Section 1.2 and, in each case, any rights or claims arising thereunder; (ii) (A) the offices, manufacturing facilities, warehouse facilities and repair facilities and (B) the leases, subleases, licenses or other Contracts governing the leased real property allocated to a member of the Spinco Group pursuant to the Real Estate Matters Agreement, in each case, subject to the terms and conditions of the Real Estate Matters Agreement; (iii) all Permits held by any member of the Remainco Group and primarily related to or primarily used in the Spinco Business, including all Environmental Permits (the “Spinco Permits”); (iv) all current assets reflected as current assets in the Spinco Closing Net Working Capital; (v) any prepaid expenses, credits, deposits and advance payments, in each case, to the extent primarily related to or primarily used in the Spinco Business; (vi) all Spinco Owned Intellectual Property; (vii) all Software primarily related to or primarily used in the Spinco Business, including that which is set forth on Schedule 1.1(j) (the “Spinco Owned Software”); (viii) all Technology used primarily in the Spinco Business, including that which is set forth on Schedule 1.1(k) (the “Spinco Owned Technology”);

Exhibit A-25 (ix) all tangible and personal property, including inventory, equipment, furniture, tools, laptop computers and mobile phones that is owned by any member of the Remainco Group and primarily related to or primarily used in the Spinco Business; (x) (A) all personnel and employment records of the Spinco Employees and Former Spinco Employee, subject to applicable Laws; and (B) all other books and records, whether in hard copy or computer format, including marketing and advertising materials (including marketing strategies, ongoing and past advertising and marketing campaigns, ongoing and past market research) and customer correspondence, that are owned by any member of the Remainco Group and primarily related to or primarily used in the Spinco Business, subject to the terms of Section 4.4; (xi) all IT Assets primarily used in the Spinco Business, all IT Assets allocated to the Spinco Business pursuant to any plan developed by Remainco and Spinco for the Systems Separation in accordance with Section 1.15, including the IT Assets listed (or the general categories of which are listed) on Schedule 1.1(x) (collectively, “Spinco IT Assets”); (xii) all rights, interests, causes of action, choses in action, rights to proceeds, judgments, recoveries and all similar rights of or owned by any member of the Remainco Group against Third Parties primarily related to any Spinco Asset or the Spinco Business, including all rights and benefits as an insured, interests, causes of action, choses in action, and rights to Insurance Proceeds under the Remainco Insurance Policies primarily related to any Spinco Asset or the Spinco Business to the extent permitted under the applicable Remainco Insurance Policy, and with respect to Insurance Proceeds to the extent neither Spinco nor Merger Partner has recovered the amounts related to the Insurance Proceeds through the Spinco Adjustment Amount (it being understood that the Remainco Group has certain contractual rights and limitations as set forth in Section 4.10), provided that nothing in this clause xii shall be deemed to constitute an assignment of any or all of such Remainco Insurance Policies; (xiii) (A) all assets owned by or held for use by an Asset Transferor and primarily used in the Spinco Business; and (B) all goodwill and other intangibles to the extent related to the Spinco Business and Spinco Owned Intellectual Property; (xiv) all Spinco Restricted Cash primarily related to the Spinco Business; (xv) all Equity Interests of any Entity listed in Schedule 1.1(n) (provided that such Schedule may be updated in accordance with the procedures to amend the Separation Plan as set forth in this Agreement) or otherwise contemplated to be part of Spinco Group pursuant to the Separation Plan;

Exhibit A-26 (xvi) the Spinco Closing Cash Amount (to the extent taken into account in the determination of the Spinco Closing Cash Amount in the Spinco Final Adjustment Amount pursuant to Section 2.6(j)); (xvii) all other Assets that are expressly provided by any of the Transaction Documents as Assets which have been or are to be transferred to or retained by any member of the Spinco Group, including all goodwill and other intangibles in connection with such Assets and the Spinco Business; (xviii) all Information primarily related to or primarily used in the Spinco Business; (xix) Prepaid Royalty Amounts; (xx) all assets set forth on Schedule 1.1(y); and (xxi) all other Assets (other than any Assets that are listed in clauses (i) through (xx) of this definition of “Spinco Assets”, each of which are subject to the qualifications in this definition of “Spinco Assets”) that are held by any member of the Remainco Group (including any member of the Spinco Group) immediately prior to the Distribution Effective Time that primarily relate to or are primarily used in Spinco Business as conducted immediately prior to the Distribution Effective Time. “Spinco Assigned Properties” shall have the meaning set forth in the Real Estate Matters Agreement. “Spinco Backstop Credit Support Instrument” shall have the meaning set forth in in Section 1.10(c). “Spinco Business” means, as conducted and existed at any time prior to or as of the Distribution Effective Time, (a) the Global Gaming business of the Remainco Group, which entails (i) the design, development, assembly and provision of cabinets, games, systems and software in regulated land-based gaming markets (including amusement with prize (AWP), interactive video terminal (IVT) and video lottery terminal (VLT) cabinets, games, systems and software) by the Remainco Group, (ii) the provision of game content set forth in the foregoing clause (i) for the creation and distribution by the Remainco Group of social casino content to social casino operators and (iii) the design, development and provision of payment products and services and related functionality to customers of the businesses described in clauses (i) and (ii), which Global Gaming business is currently operated through Remainco’s Global Gaming segment and as of December 31, 2022 was as described in Remainco’s Form 20-F and (b) the PlayDigital business of Remainco, which entails (i) the design and distribution of products by the Remainco Group in certain digital gaming markets under the Remainco Group’s PlayCasino brand, (ii) the design, assembly and distribution of sports betting products and the provision of sports betting technology and management services by the Remainco Group in certain sports betting markets under Remainco Group’s PlaySports brands, and (iii) the provision of market-tested proprietary digital content, advanced game aggregation capabilities, scalable promotional tools, analytics and creative talent by the Remainco Group under the Remainco Group’s iSoftBet brands, which PlayDigital business

Exhibit A-27 is currently operated through the Remainco Group’s PlayDigital segment and as of December 31, 2022 was as described in Remainco’s Form 20-F. Any of the foregoing notwithstanding, the Spinco Business does not include the Remainco Retained Business. “Spinco Closing Cash Amount” means, as of immediately prior to the Distribution Effective Time, an amount, calculated on a combined basis in accordance with the Spinco Transaction Accounting Principles and after giving effect to the Separation, equal to the sum of (a) all cash, cash equivalents, marketable securities, checks, drafts and deposits (net of any uncleared checks and drafts written or issued) received by Spinco, (b) all cash, cash equivalents, marketable securities, checks, drafts and deposits included within the Spinco Assets and (c) the Prepaid Royalty Amounts; provided that the effects of the Contemplated Transactions (other than the contribution to, distribution to or other transfer of cash to the members of the Spinco Group pursuant to the Separation) shall be disregarded for purposes of calculating the Spinco Closing Cash Amount; provided, further, that (i) the Spinco Closing Cash Amount shall not include any proceeds of the New Debt or Spinco Restricted Cash and (ii) shall be calculated without regard to any cash included in the Cash Payment pursuant to the proviso set forth in the definition of Cash Payment. “Spinco Closing Indebtedness Amount” means, as of immediately prior to the Distribution Effective Time, the amount of the Spinco Indebtedness. “Spinco Closing Net Working Capital” means, as of immediately prior to the Distribution Effective Time, without duplication, an amount equal to the difference between (a) the sum of (i) the combined current assets of the Spinco Group and (ii) the combined current assets included in the Spinco Business and (b) the sum of (i) the combined current liabilities of the Spinco Group and (ii) the combined current liabilities included in the Spinco Business, in each case, calculated in accordance with the Spinco Transaction Accounting Principles and after giving effect to the Separation, excluding any Remainco Retained Assets and any Remainco Retained Liabilities and subject to such adjustments as are set forth in Schedule 1.1(l). For illustrative purposes only, Schedule 1.1(l) includes an example calculation of the Spinco Closing Net Working Capital as though the Distribution Date occurred on the Spinco Reference Balance Sheet Date. The Spinco Closing Cash Amount and the Spinco Closing Indebtedness Amount shall not be included in the Spinco Closing Net Working Capital. The Spinco Closing Net Working Capital shall not take into account any income Tax assets or liabilities, deferred Tax assets and liabilities, any assets or liabilities to be cancelled pursuant to the Intercompany Account Termination Agreement or obligations relating to any jackpot Liabilities. To the extent the methodologies used to calculate example calculation of the Spinco Closing Net Working Capital in Schedule 1.1(l) conflicts with the Spinco Transaction Accounting Principles, the Spinco Transaction Accounting Principles shall prevail. “Spinco Contribution” means the contribution of all of the Equity Interests of Gaming Holdco by Remainco to Spinco. “Spinco Credit Support Account” shall have the meaning set forth in in Section 1.10(c). “Spinco Dispute Notice” shall have the meaning set forth in Section 2.6(d).

Exhibit A-28 “Spinco Employees” shall have the meaning set forth in the Employee Matters Agreement. “Spinco Estimated Adjustment Amount” shall have the meaning set forth in Section 2.6(a). “Spinco Estimated Closing Cash Amount” shall have the meaning set forth in Section 2.6(a). “Spinco Estimated Closing Indebtedness Amount” shall have the meaning set forth in Section 2.6(a). “Spinco Estimated Closing Net Working Capital” shall have the meaning set forth in Section 2.6(a). “Spinco Estimated Closing Statement” shall have the meaning set forth in Section 2.6(a). “Spinco Excess Amount” shall have the meaning set forth in Section 2.6(j)(i). “Spinco Final Adjustment Amount” shall have the meaning set forth in Section 2.6(j)(i). “Spinco Final Closing Cash Amount” shall have the meaning set forth in Section 2.6(i). “Spinco Final Closing Net Working Capital” shall have the meaning set forth in Section 2.6(i). “Spinco Final Indebtedness Amount” shall have the meaning set forth in Section 2.6(i). “Spinco Former Businesses” means (a) any Former Business that, at the time of sale, conveyance, assignment, transfer, disposition, divestiture (in whole or in part) or discontinuation, abandonment, completion or termination of the operations, activities or production thereof, was operated or managed by, or associated with, the Spinco Business as then conducted; and (b) any predecessor business of the Spinco Group (or Remainco on behalf of the Spinco Group). “Spinco Former Employee” shall have the meaning set forth in the Employee Matters Agreement. “Spinco Group” means (a) with respect to any period prior to the Distribution Effective Time, Spinco and each of its Subsidiaries (but after giving effect to the Separation and the Distribution) and (b) with respect to any period following the Distribution Effective Time, Spinco, each of its Subsidiaries and each other Entity that becomes a Subsidiary of Spinco. “Spinco Indebtedness” means, as of immediately prior to the Merger Effective Time, the sum of (a) the Indebtedness of the members of the Spinco Group and (b) the Indebtedness included in the Spinco Liabilities as calculated in accordance with the Spinco Transaction Accounting Principles excluding any Remainco Retained Liabilities and after giving effect to the Separation and the release of any guarantees occurring at or substantially simultaneously with the Distribution Effective Time; provided that the Spinco Indebtedness shall not include any of the Indebtedness relating to the Financing. Notwithstanding anything to the contrary contained in this Agreement,

Exhibit A-29 the term “Spinco Indebtedness” shall not include (i) trade payables, (ii) amounts reflected in the Spinco Estimated Closing Net Working Capital or the Spinco Final Closing Net Working Capital, (iii) endorsements of negotiable instruments for collection in the ordinary course of business, (iv) obligations with respect to the unpaid portion of any royalty payments arising out of the Sony License Agreement, (v) obligations relating to any jackpot Liabilities or Contract or any obligations relating to Credit Support Instruments (including those Liabilities relating to or arising from Existing Spinco Credit Support Instruments), (vi) obligations related to any lease that is or is required to be accounted for as an operating lease, (vii) obligations that are guaranteed, endorsed or assumed by, or subject to a contingent obligation of, any of the members of the Remainco Group, (ix) any other obligations which the Spinco Transaction Accounting Principles provide shall not constitute Indebtedness, in each case, calculated in accordance with the Spinco Transaction Accounting Principles and the convention set forth on Schedule 1.1(l) or (x) any Liabilities under or relating to the Financing, including the New Debt. “Spinco Indemnified Parties” shall have the meaning set forth in Section 3.2. “Spinco Insurance Policies” shall have the meaning set forth in Section 4.10(b). “Spinco Initial Post-Closing Statement” shall have the meaning set forth in Section 2.6(b). “Spinco Liabilities” means all of the following Liabilities of the members of the Spinco Group, in each case, excluding the Remainco Retained Liabilities irrespective of whether the same shall arise prior to, on or following the Distribution Date: (i) all Liabilities of the members of the Spinco Group to the extent such Liabilities arise out of the ownership, operation, use or conduct of the Spinco Assets or the Spinco Business following the Distribution Date; (ii) any and all Liabilities to the extent relating to, arising out of or resulting from the ownership, operation, use or conduct of the Spinco Business or the Spinco Assets or any Spinco Former Business, whether prior to, at or after the Distribution Effective Time (including any Liability relating to, arising out of or resulting from any act or failure to act by any director, officer, employee (other than any Liabilities relating to claims brought by or on behalf of any Spinco Employee or Former Spinco Employee, in each case to the extent allocated to a Party under Section 1.2 of the Employee Matters Agreement), agent, distributor or representative (whether or not such act or failure to act is or was within such Person’s authority) of the Spinco Group) or listed on Schedule 1.1(u); (iii) (A) any Liabilities for any Actions brought under applicable federal or state securities Laws relating to, arising out of or resulting from information regarding the Merger Partner Group or the Merger Partner Business in (I) the Merger Partner Registration Statement, the Joint Proxy Statement/Prospectus, and the Spinco Registration Statement and (II) any registration statement for offerings of debt securities and any offering memoranda and similar documents in connection with a Securities Offering, in each case, with respect to any information relating to

Exhibit A-30 the Merger Partner Group and the Merger Partner Business that was provided prior to the Closing by any distributor or Representative of the Merger Partner Group, including the financial statements for the Merger Partner and the financial information derived from such financial statements; and (B) any Liabilities arising out of any Actions brought by or on behalf of any stockholders of Merger Partner for a breach of fiduciary duties by the Merger Partner Board relating to, arising out of or resulting from the Contemplated Transactions; (iv) all Liabilities to the extent relating to, arising out of or resulting from the Spinco Contracts, whether arising prior to, on or after the Distribution Effective Time or the actions or omissions of Spinco or any of its Affiliates; (v) all Liabilities to the extent reflected on the Spinco Reference Balance Sheet; (vi) all Liabilities to the extent arising out of or resulting from any claim by a Third Party to the extent relating to the ownership, operation or of the Spinco Business, the Spinco Assets or the other Spinco Liabilities; (vii) all Liabilities to the extent relating to, arising out of or resulting from the lease, use or occupancy of the Real Property, in each case, whether arising prior to, on or after the Distribution Date; (viii) all Liabilities to the extent relating to, arising out of or resulting from in any way to the environment or human health and safety, or arising under Environmental Laws in connection with the ownership or operation of the Spinco Business (including the Spinco Assets), whether arising prior to, on or after the Distribution Effective Time, including those related to (A) the Release or threatened Release of a Hazardous Material at, on, under or from any real property (including any off-site migration of Hazardous Materials), (B) any non-compliance with or violation of any Environmental Law, or (C) any disposal, transportation or arrangement for transportation or disposal prior to the Distribution Effective Time of any Hazardous Material sent to any Third Party property for treatment, storage, recycling, incineration or disposal; (ix) all Liabilities to the extent relating to the Spinco Business arising out of or resulting from litigation, arbitration, administrative, workers’ compensation or other Actions, pending or threatened against the Spinco Business, any Former Spinco Business or the Spinco Assets and all performance obligations under any non-financial settlement obligation to the extent relating to the Spinco Business or the Spinco Assets; (x) (A) Indebtedness solely between or among members of the Spinco Group, (B) the Spinco Indebtedness included in the calculation of the Spinco Adjustment Amount and (C) Liabilities to the extent arising under or relating to the Financing, including the New Debt;

Exhibit A-31 (xi) all Liabilities to the extent relating to, arising out of or resulting from the allocated portion of any Shared Contract in accordance with Section 1.2 or any other Contract that is assigned to a member of the Spinco Group; and (xii) all other Liabilities of the members of the Spinco Group that are expressly contemplated by any of the Transaction Documents as Liabilities to be retained or Assumed by any member of the Spinco Group. “Spinco Minimum Cash Amount” means Fifty Million Dollars ($50,000,000). “Spinco Owned Intellectual Property” means the Intellectual Property owned by an Asset Transferor and conveyed and transferred to a member of the Spinco Group as a Spinco Asset pursuant to the Separation by virtue of such Intellectual Property being (a) primarily used in the Spinco Business or (b) identified on Schedule 1.1(m). “Spinco Post-Closing Claims” shall have the meaning set forth in Section 4.10(c). “Spinco Properties” shall have the meaning set forth in the Real Estate Matters Agreement. “Spinco Reference Balance Sheet” shall have the meaning set forth in the Merger Agreement. “Spinco Reference Balance Sheet Date” means September 30, 2023. “Spinco Reference Closing Statement” means the sample calculation of the Spinco Adjustment Amount, and each component thereof, including the Spinco Closing Net Working Capital, the Spinco Closing Cash Amount and the Spinco Closing Indebtedness Amount, in each case, as of the close of business on the Spinco Reference Balance Sheet Date, which is attached as Schedule 1.1(l) for illustrative purposes only. “Spinco Registration Statement” shall have the meaning set forth in the Merger Agreement. “Spinco Released Liabilities” shall have the meaning set forth in Section 3.1(a)(ii). “Spinco Released Parties” shall have the meaning set forth in Section 3.1(a)(i). “Spinco Restricted Cash” means cash and cash equivalents of the members of the Spinco Group that constitute “restricted cash” under GAAP or that otherwise cannot be freely used without violation of Law or breach of Contract, including: (a) any cash held by any member of the Spinco Group to secure or otherwise provide payment for any outstanding letters of credit obligations of any member of the Spinco Group; (b) security deposits of the members of the Spinco Group in respect of obligations of members of the Spinco Group; (c) jackpot restricted cash and (d) cash set aside to fund deferred purchase price and a contingent earnout related to that certain Share Purchase Agreement dated as of April 8, 2022, by and among Remainco, GStar Tech Limited, Darom Holdings Tech Limited, Jeffrey Marc Elalouf, Nir Sarli Elbaz and Jacques David Elalouf.

Exhibit A-32 “Spinco Shortfall Amount” shall have the meaning set forth in Section 2.6(j)(i). “Spinco Stand-Up Activities” shall have the meaning set forth in Section 1.15(b). “Spinco Stand-Up Matters” shall have the meaning set forth in Section 1.15(b). “Spinco Target Net Working Capital” means Three Hundred Eighty-Eight Million Fifty- Two Thousand Dollars ($388,052,000). “Spinco Transaction Accounting Principles” means the accounting principles, policies, procedures and methodologies, categorizations, asset recognition bases, definitions, practices and techniques set forth on Schedule 1.1(l). “Spinco Units” shall have the meaning set forth in the Merger Agreement. “Subsidiary” of any Person means any corporation, general or limited partnership, joint venture, limited liability company, limited liability partnership or other Person that is a legal entity, trust or estate of which (or in which) at the time of determination (a) the issued and outstanding capital stock or other equity interests having ordinary voting power to elect a majority of the board of directors (or a majority of another body performing similar functions) of such corporation or other Person (irrespective of whether at the time capital stock or other equity interests of any other class or classes of such corporation or other Person shall or might have voting power upon the occurrence of any contingency), (b) more than fifty percent (50%) of the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) more than fifty percent (50%) of the beneficial interest in such trust or estate, is directly or indirectly owned by such Person; provided that (i) each member of the Spinco Group shall be a Subsidiary of Remainco (and not of Merger Partner) until the Distribution Effective Time and a Subsidiary of Merger Partner (and not of Remainco) from and after the Distribution Effective Time and (ii) neither Remainco or any of the members of the Remainco Group shall be considered a Subsidiary of Delta. “Systems Separation” shall have the meaning set forth in Section 1.15. “Tax” or “Taxes” shall have the meaning set forth in the Tax Matters Agreement. “Tax Attributes” means, with respect to any Tax, any tax basis, net operating loss carryovers, net capital loss carryovers, credits and similar Tax Items. “Tax Authority” shall have the meaning set forth in the Tax Matters Agreement. “Tax Benefit” shall have the meaning set forth in the Tax Matters Agreement. “Tax Item” shall have the meaning set forth in the Tax Matters Agreement. “Tax Matters Agreement” means the Tax Matters Agreement by and among Remainco, Spinco and Merger Partner, dated as of the date hereof, and attached hereto as Exhibit N. “Tax Records” shall have the meaning set forth in the Tax Matters Agreement.

Exhibit A-33 “Tax Return” shall have the meaning set forth in the Tax Matters Agreement. “Technology” shall have the meaning set forth in the Merger Agreement. “Third Party” means any Governmental Authority or Person other than the Parties or any members of their respective Groups. “Third-Party Claim” shall have the meaning set forth in Section 3.4(a). “Third-Party Rights” shall have the meaning set forth in Section 1.4(b). “Trademarks” shall have the meaning set forth in the definition of “Intellectual Property”. “Transaction Documents” means this Agreement, the Merger Agreement, the Employee Matters Agreement, the Tax Matters Agreement, the Real Estate Matters Agreement, the Intellectual Property License Agreement, any and all Separation Documents, the Ghostbusters Sublicensing Agreement, the Intercompany Account Termination Agreement, the Jumanji Sublicensing Agreement, the Rhode Island VLT JV Interest Management Contract, the Rhode Island VLT System Subcontract, the Technology License and Support Agreement in favor of the Spinco Group, the Technology License and Support Agreement in favor of the Remainco Group, the Transition Services Agreement, the Vanna White Sublicensing Agreement, the Wheel of Fortune Sublicensing Agreement and the Whitney Houston Sublicensing Agreement or any other agreements to be entered into by and between any member of the Remainco Group, on one hand, and any member of the Spinco Group and the Merger Partner Group, on the other hand, at or prior to the Merger Effective Time in connection with effecting the Separation, the Distribution and the Merger. “Transfer” shall have the meaning set forth in Section 1.1(b); and the term “Transferred” shall have its correlative. “Transition Period” shall have the meaning set forth in Section 4.11(a). “Transition Services Agreement” means the Transition Services Agreement by and between Remainco and Spinco, in the form attached hereto as Exhibit O. “Treasury Regulations” means the regulations promulgated under the Code. “Upfront Cash Award Payment” shall have the meaning set forth in Section 1.19. “US Gaming Opco” means IGT, a Nevada corporation. “US Lottery Opco” means IGT Global Solutions Corporation, a Delaware corporation.“Vanna White Sublicensing Agreement” means the Vanna White Sublicensing Agreement to be entered into by and between US Lottery Opco and US Gaming Opco, in substantially the form attached hereto as Exhibit P.

Exhibit A-34 “Wheel of Fortune Sublicensing Agreement” means the Wheel of Fortune Sublicensing Agreement to be entered into by and between US Lottery Opco and US Gaming Opco, in substantially the form attached hereto as Exhibit Q. “Whitney Houston Sublicensing Agreement” means the Whitney Houston Sublicensing Agreement to be entered into by and between US Lottery Opco and US Gaming Opco, in substantially the form attached hereto as Exhibit R.